                              Essex Bancorp, Inc.
                  Common Stock Valuation in Conjunction with
                            Privatization Strategy

                               February 1, 2001

                                Presented By:
                               Ronald S. Riggins
                               Managing Director

                               RP Financial, LC.
                      1700 North Moore Street, Suite 2210
                              Arlington, VA 22209
                             Phone: (703) 528-1700
                              Fax: (703) 528-1788
                       e-mail: rriggins@rpfinancial.com

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                                   Contents

TAB 1  Corporate Objectives

TAB 2  Common Shareholder Considerations

TAB 3  Privatization Transaction Overview

TAB 4  Valuation Analysis

TAB 5  Application of Common Stock Valuation Techniques to Essex Bancorp, Inc.

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                                                                            1

                             Corporate Objectives

             These corporate objectives are consistent with Essex
       Bancorp's strategic plan, as approved by the Board of Directors at the December 12, 2000 planning retreat and as set forth in the business plan prepared in January 2001.

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                             Corporate Objectives

 .  Full repayment of preferred stock plus accumulated dividends

 . Generate positive return for common shareholders, despite negative book value per common share and negative earnings per common share and expectations for continued valuation deterioration

 . Reduce the complexity of the capital structure to make the company more attractive to the investment community and/or potential acquirors

 . Continue to implement strategies designed to enhance franchise value in the short-term and in the long-term

 . Reduce expenses of operating as a public company, given that Essex Bancorp has not been able to take advantage of the benefits generally attributable to public company status

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

                       Common Shareholder Considerations

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                       Common Shareholder Considerations

 .  Continued Erosion of Common Shareholder Value Anticipated

     . Current earnings are insufficient to cover the preferred stock dividend, despite Essex's growth and improvement in financial characteristics in recent years

          . Thus common earnings per share (EPS) is negative, further eroding negative book value per share

     . Current leveraged capital position restricts asset growth and diversification opportunities

          . Thus earnings are not anticipated to increase to levels sufficient to cover preferred dividend or pay accumulated dividends to preferred shareholders in the foreseeable future

 .  Common Stock Ownership is Primarily Retail

     .  No control blocks of the outstanding shares of common stock

     .  Nominal institutional holders

     .  No shareholder activists

 .  Common Stock Price Does Not Reflect Fundamentals as a Going Concern

     . No research coverage of common stock limits investment community awareness

     .  Potential misunderstanding of common stock characteristics given

          .  Negative EPS and book value per share

          . Significant dilution potential posed by warrants and de facto voting control by warrant holders

     .  Outlook for a common stock dividend is unrealistic

 .  Other Considerations

     . Costly to operate as a registered publicly-traded company, particularly given large number of shareholders

     . Full benefit of net operating loss carryforwards ("NOLs") not currently anticipated to be realized

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                       Common Shareholder Considerations

 .  Alternative Strategies Suggest No Value or Value Below Current Stock Price

     .  Sale of Control Strategy

          . Limited acquisition interest from prospective acquirors for entire company, in part due to complex capital structure and geographic spread of branches

          . Past acquisition interest indicated total deal values in which common shareholders would have received no consideration and preferred shareholders would receive a haircut

     .  Sale of Preferred Stock to Third Parties Who Could Utilize the NOLs
          . Limited interest from prospective purchasers who could benefit from NOLs
          . Financial modernization legislation eliminated non financial services companies from being prospective purchasers
          .  Provided no immediate benefit to common shareholders

     .  Full/Partial Preferred Stock Refunding Strategy (Common Stock Offering)

          .  Limited interest by investment banking firms in such a transaction

          . Weak market conditions have prevailed for new thrift offerings during last couple of years

          . Would be highly dilutive to current common shareholders, given size of offering and anticipated pricing at levels well below current market price

          .  Limited short-term benefit to common shareholders

     .  Liquidation Strategy

          . Risky strategy as a publicly-traded company if liquidation is not fully completed or liquidation residual fall short of initial expectations

          . Highest liquidation returns may be realized if liquidation process can be conducted discretely (disclosure required as a public company limits ability to be discrete)

          . Potential liquidation residual for common shareholders difficult to quantify -- fairness issues arise if residual falls short of expectations (at which point strategy would not be reversible)

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                       Common Shareholder Considerations

 .  Capital Structure Impact on Operating Strategy and Operations

     . The overall shareholder strategy is highly influential on the appropriate short-term and long-term financial, operational and competitive strategies to implement -- suggesting that shareholder strategies should be addressed first

     . Until a selected shareholder strategy is implemented, there is a tendency to be less profitable, efficient and competitive given the short-term bias

     .  Financial Considerations: Short-term vs. Long-term

          . Investment in loan participations to enhance portfolio yield -- tendency to pass up potential participation opportunities which may provide higher yields

          . Length of contracts (maintenance, insurance, data processing and other service contracts) -- tendency to execute short-term contracts which have higher costs but reduces exposure of contract termination provisions

     .  Operational Considerations: Short-term vs. Long term

          . De novo branching -- reluctance to pursue branching given short-term adverse impact on earnings

          .  Branch acquisitions -- reluctance to create intangible assets

          . Investment in technology -- reluctance to pursue investment in online banking systems and marketing software given short-term adverse impact to earnings and potential disruption to employees and customers

          . Staffing considerations -- difficult to attract and retain key management and personnel in new business lines and existing business lines

          . Strategic acquisitions or affiliations -- difficult to pursue acquisitions or affiliations given complexities of capital structure and stock price characteristics

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                                                                             7

                      Privatization Transaction Overview

 At this point, the privatization transaction structure has been preliminarily developed. Thus, changes to the overall structure may have an impact on the common stock valuation considerations and valuation range.

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                            Privatization Strategy:
                                 Pros and Cons

 .  Pros
     *  Eliminates risk of no residual value for current common shareholders

     * May be funded with debt, no additional investment by preferred shareholders required

     *  Eliminates cost of being a public company (exceeds $100,000 annually)

     * Increased flexibility as a privately-held institution, since composition of new common shareholders will be similar to the preferred stock/warrant holders

     * Gain ability to consider subchapter S corporate status, as total new common shareholders are anticipated to fall below the 75 shareholder threshold

     * Better positioned to pay dividends to new common shareholders (ie., the warrant holding preferred shareholders)

     * Simplified capital and ownership structure enhances ability to implement alternative strategies (enhanced marketability in strategic affiliations, future public offerings or a sale of control)

 .  Cons

     * Transaction involves a number of complexities and many issues need to be examined --accounting and tax matters, determination of fair value for the common shareholder and warrant holders, director independence

     *  Reduced utilization of NOLs

     * Transaction costs: legal, financial, accounting, regulatory, printing, mailing, proxy solicitation

     *  May dilute potential return to holders of preferred stock and warrants

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

                       Media Coverage of "Going Private"

 .  Weekly Adviser: In A Buyer's Market, Going Private Makes Sense
   --------------------------------------------------------------

 .  Tuesday, March 14, 2000
   By Paul S. Nadler

 . In concluding last week's column, we asked community banks whether they would be better off de-registering and going private.

 . The current merger and acquisition climate has created a buyer's market for community banks. Many banks aren't getting offers at all, and those that are often find that multiples are far lower than they were 18 to 24 months ago.

 . This may seem odd to those whose banks and thrifts have gone public and have given up their mutual status. Going public, they felt, would provide more capital, give the bank a chance to issue options to employees, and generate profits for those connected with the bank as market prices rose.

 . The last few months have shown this is not always the case. Bringing in institutional investors has forced the banks to concentrate on generating profits to influence share price, even if they must increase their risk. There is also the concern that unhappy institutional investors might shake up the bank's hierarchy.

 . A small private bank has no such worries; it can devote its earnings to salaries and to benefiting its community, instead of trying to boost share price.

 . Equally important, a privately held bank can become a subchapter S corporation. This means the bank does not have to pay taxes on earnings before distributing them to shareholders.

 .  The question is: How do you go private?

 . The law says you can have no more than 75 shareholders to become an S corporation. An attempt to have this raised to 150 was defeated in last year's congressional session.

 . The most basic tool for reducing the number of shareholders is a tender offer. The offer must be above the market price of the bank and must have a solid investment banker's approval.

 . A tender offer also requires salesmanship. Persuading institutional holders to tender won't be too difficult, because they will see that the bank's stock is going nowhere and decide their capital is better used elsewhere.

 .  Individuals, however, must be shown that their bank stock would lose liquidity and that it would be difficult to retrieve their investments.
 . Sometimes a reverse split is necessary. If the bank does not have enough capital to finance a tender, it may have to sell bonds.

 .  The bank can improve its position in the community by lessening shareholders.
   It may, of course, want to keep certain shareholders because of the business they generate. The 75 remaining shareholders can be valuable assets instead of just recipients of the bank's profits.

 . A great many mutuals have listened to the siren song of the investment bankers: "If you go public you will become rich."

 . Many bankers who did go public learned you can become poor, too; their stocks dropped below the initial offering price or, as happened in a number of cases, down to zero.

 .  Now the banks that go private can concentrate on their other two publics:
   their employees and their community. This is where community banks' strength has been and where it may reemerge.

 . Mr. Nadler, an American Banker contributing editor, is professor of finance at Rutgers University Graduate School of Management.

 .  Copyright 1997-2000, American Banker, All Rights Reserved.
   Printing, distribution, and use of this material is governed by your Subscription Agreement and copyright laws.


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

                      Privatization Transaction Structure

 .  Essex establishes a new and temporary company e.g., Essex Acquisition Corp.
   ("EAC")

 . EAC borrows from 3rd party in order to fund a cash merger with Essex in which the holders of common shares receive fair market value

 . With at least 50% vote of common shares, the merger is completed and such voted shares are cancelled

 . Preferred shareholders are issued new shares of common stock on a pro rata basis based on their interests in the exercisable warrants for newly-issued common shares

 .  With approximately 60 investors, Essex de-registers as a public company

 . Dividends upstreamed from Essex Savings Bank to the holding company provides the ability to service the debt

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

                              Valuation Analysis


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                   Peer Group Analysis (Going Concern Basis)

Due to inherent differences in the business, operations, financial condition and capital structure of Essex relative to the Peer Group, it is inappropriate to rely solely on such comparative analysis for the determination of value of the outstanding shares of common stock. First, such technique addresses the value of minority stock with no controlling interest, unlike the Essex situation. Second, unlike Essex, the Peer Group maintains positive earnings per common share and book value per common share, providing a fundamental basis for the Peer Group's common stock pricing.

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                   Peer Group Analysis (Going Concern Basis)

 . RP Financial compared the financial and market performance of Essex, based on various financial measures relative to a peer group of publicly traded thrifts

     *  Financial Performance

          .  Financial condition, earnings performance, operating efficiency

          .  Capital adequacy

          .  Asset quality, adequacy of valuation allowances

     *  Market Performance

          .  Price/common book value per share

          .  Price/earnings per common share

          .  Dividend yields

 .  Peer Group selected on the basis of

     *  Publicly-traded (NASDAQ, AMEX, NYSE)

     *  Southeast region

     *  Asset size (under $1 billion in assets)

     * Operating strategy (traditional thrift strategy with mortgage banking emphasis)

     *  Corporate structure (excludes mutual holding companies)

 . Pricing comparison not highly meaningful given the negative book value per common share and earnings per common share, as application of Peer Group multiples, even before adjustments, indicates nominal value of Essex common shares

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

                   Peer Group Financial and Market Analysis

                                                 Essex Bancorp, Inc. Peer Group Analyses

                                                                                                      Asset Quality
                                                                                                     ---------------------
                                                                  Profitability                        NPAs+90
                                                            ---------------------------
                              Total          Equity/        ROAA         ROAE     Effcy     Loans/     Days Dlq/     Rsrvs/
Ticker    Company Name   ST  Assets          Assets          LTM          LTM     Ratio    Deposits      Assets      Loans
-----     ------------   --  ------          ------          ---          ---    ------    --------      -----      ------
                             ($000)           (%)           (%)           (%)      (%)      (%)         (%)         (%)
--------------------------------------------------------------------------------------------------------------------------
ESX      Essex
         Bancorp, Inc.   VA  292,938           6.41          0.77         12.15    75.12    112.99     0.26      0.57
--------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
Mortgage Banking Peer Group  (Assets $250 Million-$1Billion, Equity/Assets (less than) 10%, Profitable)
-------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------

ABBK     Abington
         Bancorp, Inc.   MA  728,418           4.48          0.64         15.21    74.12     86.84     0.04      1.00
CASB     Cascade Fin
         Corp            WA  712,597           5.41          0.58         10.33    69.48    135.66     0.29      0.95
CFCP     Coastal Fin
         Corp            SC  768,838           6.10          1.13         19.52    53.59    127.71     0.79      1.36
COOP     Cooperative
         Bnkshrs, Inc.   NC  414,720           7.40          0.58          7.92    68.60    109.80     0.49      0.60
FDTR     Fed Trust Corp  FL  240,063           6.39          0.58          8.96    76.68    125.73     1.28      0.69
FKFS     First
         Keystone Fin,
         Inc.            PA  463,463           5.73          0.53          9.96    71.69     85.38     0.75      0.87
FFHH     FSF Fin Corp.   MN  473,905           8.53          0.79          8.73    65.77    110.56     0.39      0.46
LSBI     LSB Fin Corp.   IN  275,782           7.70          0.79         10.15    64.86    130.52     0.16      0.41
MFLR     Mayflower
         Co-op Bank      MA  158,249           7.32          0.87         12.52    63.83     66.76     0.08      1.36
NASB     NASB Fin, Inc.  MO  984,525           8.98          1.62         17.69    44.12    133.97     1.65      0.86
                             -------           ----          ----         -----    -----    ------     ----      ----
         ------------------------------------------------------------------------------------------------------------
         Average:            522,056           6.80          0.81         12.10    65.27    111.29     0.59      0.86
         Median:             468,684           6.86          0.72         10.24    67.19    118.15     0.44      0.87
         ------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Regional Peer Group (Assets $250-$500 Million, Equity/Assets (Less than) 10% Profitable)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------

CFFC     Community Fin
         Corp            VA  261,343           9.76          0.52          4.97    80.29    122.25     0.43      0.69
COOP     Cooperative
         Bnkshrs, Inc.   NC  414,720           7.40          0.58          7.92    68.60    109.80     0.49      0.60
CRSB     Crusader Hldg
         Corp            PA  402,263           8.63          1.96         23.69    27.69    121.13     2.67      1.20
ESBK     Elmira SB, FSB  NY  275,873           6.12          0.72         12.26    68.92     96.05     0.21      1.03
EQSB     Equitable Bank  MD  477,048           5.27          0.52         10.05    60.51    109.94     0.05      0.22
FKFS     First
         Keystone Fin,
         Inc.            PA  463,463           5.73          0.53          9.96    71.69     85.38     0.75      0.87
HCBB     HCB
         Bancshares,
         Inc.            AR  292,246           9.97          0.28          2.91    92.55     94.62     0.31      0.94
IFSB     Independence
         FSB             DC  252,467           9.01          0.56          6.40    83.87     45.79     1.08      0.62
LARL     Laurel
         Capital
         Group, Inc.     PA  257,104           9.23          1.41         14.53    44.25     92.55     0.19      1.01
PHFC     Pittsburgh
         Fin Corp.       PA  440,242           4.88          0.11          2.35    79.32    151.31     0.78      0.76
UFBS     Union Fin
         Bancshares,
         Inc             SC  259,064           8.46          0.85         10.90    61.14     89.04     0.61      0.81
WSB      Washington
         SB, FSB         MD   270,525          8.82          0.54          6.11    75.05     71.66     0.66      0.78
WVFC     WVS Fin Corp.   PA   408,910          6.67          1.10         16.18    39.39    110.01     0.99      1.07
                              -------          ----          ----         -----    -----    ------     ----     -----

         -----------------------------------------------------------------------------------------------------------------
         Average:            344,251           7.69          0.74          9.96    65.64     99.96     0.71      0.82
         Median:             292,246           8.46          0.56          9.96    68.92     96.05     0.61      0.81
         -----------------------------------------------------------------------------------------------------------------

Ticker   Company Name                Risk  Profile                    Loan Servicing Data
------   ------------          -------------------------  ---------------------------------------------------------
                                 Risk                      Loans                        Mtg
                                 Wgtd             RWA/    Srvcd For          LSFOs/   Srvcng        MSRs/
                         ST     Assets           Assets    Others            Assets   Rights        LSFOs
                         --     ------           ------    -------           ------   ------       ------
                                 ($000)            (%)     ($000)              (%)     (000)        (%)
------------------------------------------------------------------------------------------------------------
ESX      Essex
         Bancorp, Inc.   VA     173,821           59.34%   1,661,637         567.23%    2,069       0.12%
------------------------------------------------------------------------------------------------------------
ABBK     Abington
         Bancorp, Inc.   MA     389,964           53.54%     109,020          14.97%        0       0.00%
CASB     Cascade Fin
         Corp            WA     476,293           66.84%     105,406          14.79%      856       0.81%
CFCP     Coastal Fin
         Corp            SC     448,700           58.36%     106,147          13.81%        0       0.00%
COOP     Cooperative
         Bnkshrs, Inc.   NC     269,427           64.97%      76,442          18.43%        0       0.00%
FDTR     Fed Trust Corp  FL     143,832           59.91%     146,128          60.87%    1,400       0.96%
FKFS     First
         Keystone Fin,
         Inc.            PA      22,281           47.96%      70,390          15.19%       94       0.13%
FFHH     FSF Fin Corp.   MN          NA               NA      52,104          10.99%      198       0.38%
LSBI     LSB Fin Corp.   IN     189,086           68.56%      60,750          22.03%      451       0.74%
MFLR     Mayflower              111,188           70.26%      51,952          32.83%      279       0.54%
         Co-op Bank      MA
NASB     NASB Fin, Inc.  MO     728,067           73.95%     706,668          71.78%   14,851       2.10%
                                -------          -------     -------          -------  -------      ------


         -----------------------------------------------------------------------------------------------------------------
         Average:               330,982           62.71%     148,501          27.57%    1,813       0.57%
         Median:                269,427           64.97%      90,924          16.81%      239       0.46%
         -----------------------------------------------------------------------------------------------------------------

CFFC     Community Fin
         Corp            VA     199,863           76.48%       4,980           1.91%        4       0.08%
COOP     Cooperative
         Bnkshrs, Inc.   NC     269,427           64.97%      76,442          18.43%        0       0.00%
CRSB     Crusader Hldg
         Corp            PA     275,599           68.51%           0           0.00%        0       0.00%
ESBK     Elmira SB, FSB  NY     182,207           66.05%      45,376          16.45%        0       0.00%
EQSB     Equitable Bank  MD          NA               NA          NA              NA        0          NA
FKFS     First Keystone
         Fin, Inc.       PA     222,281           47.96%      70,390          15.19%       94       0.13%
HCBB     HCB
         Bancshares,
         Inc.            AR          NA              NA%           0           0.00%        0       0.00%
IFSB     Independence
         FSB             DC      89,077           35.28%          NA              NA        0          NA
LARL     Laurel
         Capital
         Group, Inc.     PA     144,397           56.16%         475           0.18%        0       0.00%
PHFC     Pittsburgh
         Fin Corp.       PA          NA               NA          NA              NA        0          NA
UFBS     Union Fin
         Bancshares,
         Inc             SC     137,388           53.03%      47,133          18.19%      452       0.96%
WSB      Washington
         SB, FSB         MD     110,388           40.71%       5,821           2.15%        0       0.00%
WVFC     WVS Fin Corp.   PA     192,746           47.14%       1,986           0.49%        0       0.00%
                                -------           ------       -----           -----       --       -----
         -----------------------------------------------------------------------------------------------------------------
         Average:               182,310           55.63%      25,260           7.30%       42       0.12%
         Median:                187,477           54.60%       5.401           2.03%        0       0.00%
         -----------------------------------------------------------------------------------------------------------------

                                              Market Pricing Analysis
                                        --------------------
                                        Market    Price/ LTM       Price/      Price/       Current Dividend
                                                                                          ---------------------
                         ST              Value     Earnings         Book       Assets      Yield   Payout Ratio
                         --             ------      -------         ----       ------     ------   ------------
                                         ($M)         (x)            (%)        (%)         (%)         (%)
---------------------------------------------------------------------------------------------------------------
ESX      Essex                              1.46         NM          NM           0.52       0.00          NM
         Bancorp, Inc.   VA
---------------------------------------------------------------------------------------------------------------

ABBK     Abington                          38.54       8.91      117.96           5.29       2.87       23.36
         Bancorp, Inc.   MA
CASB     Cascade Fin                       42.33      11.73      109.71           5.94       0.00        0.00
         Corp            WA
CFCP     Coastal Fin
         Corp            SC                78.34       9.19      166.93          10.19       2.42       22.89
COOP     Cooperative
         Bnkshrs, Inc.   NC                28.33      15.13       92.29           6.83       1.92       17.65
FDTR     Fed Trust Corp  FL                12.37      10.00       80.65           5.15       0.00        0.00
FKFS     First
         Keystone Fin,
         Inc.            PA                24.49       9.80       92.16           5.28       2.94       25.23
FFHH     FSF Fin Corp.   MN                34.49       9.54       79.52           7.28       4.19       35.00
LSBI     LSB Fin Corp.   IN                17.56       8.20       79.10           6.37       2.85       22.73
MFLR     Mayflower       MA                14.93      11.75      128.75           9.44       5.43       63.83
         Co-op Bank
NASB     NASB Fin, Inc.  MO               107.32       7.75      128.30          10.90       2.96       23.31
                                          ------       ----      ------          -----       ----       -----
         ------------------------------------------------------------------------------------------------------
                            Average:       39.87      10.20      107.54           7.27       2.66       23.40
                            Median:        31.41       9.67      101.00           6.60       2.86       23.10
         -----------------------------------------------------------------------------------------------------

CFFC     Community Fin
         Corp            VA                23.13      18.27       91.00           8.88       3.37       61.54
COOP     Cooperative
         Bnkshrs, Inc.   NC                28.33      15.13       92.29           6.83       1.92       17.65
CRSB     Crusader Hldg
         Corp            PA                26.53       3.62       76.39           6.59       0.00        0.00
ESBK     Elmira SB, FSB  NY                18.80       9.33      110.74           6.82       2.72       25.72
EQSB     Equitable Bank  MD                26.51      11.32      105.90           5.56       0.00        0.00
FKFS     First
         Keystone Fin,
         Inc.            PA                24.49       9.80       92.16           5.28       2.94       25.23
HCBB     HCB
         Bancshares,
         Inc.            AR                16.43      19.94       58.69           5.85       2.87       57.14
IFSB     Independence
         FSB             DC                15.24      10.51       66.98           6.04       2.36       60.18
LARL     Laurel
         Capital
         Group, Inc.     PA                30.34       9.63      128.21          11.83       4.39       40.37
PHFC     Pittsburgh
         Fin Corp.       PA                16.13      30.65       71.48           3.66       3.79      116.13
UFBS     Union Fin
         Bancshares,
         Inc             SC                17.35       8.09       79.01           6.69       4.41       33.31
WSB      Washington
         SB, FSB         MD                18.28      10.26       76.63           6.76       2.50       32.26
WVFC     WVS Fin Corp.   PA                34.80       8.32      128.53           8.57       5.20       43.24
                                          ------       ----      ------          -----       ----       -----

         ----------------------------------------------------------------------------------------------------
         Average:                          22.80      12.68       90.62           6.87       2.81       39.44
         Median:                           23.13      10.26       91.00           6.69       2.87       33.31
         ----------------------------------------------------------------------------------------------------

Source: SNL Securities and corporate reports. All data as of or for the 12 months ended 12/31/00. Excludes mutual holding companies and thrifts subject to acquisition.


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-----

               Peer Group Pricing Analysis (Going Concern Basis)

                          Peer Group Pricing Analysis

                                                                                       Essex        Indicated
                                              Peer Group        Essex 12/31/00      Comparative       Value
                                                Median            Per Common          Pricing          Per          Approach
                                            Pricing Ratio       Share Data (1)       Adjustment       Share        Weighting
                                            -------------       --------------       ----------       -----        ---------
--------------------------------------------------------------------------------------------------------
 Mortgage Banking Peer Group (Assets $250 Million-$1Billion, Equity/Assets (Less than) 10%, Profitable)
 ------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------

 Earnings Approach (x)                            9.67x               ($1.44)              NM          $0.00          60.00%

 Book Value Approach (%)                         101.00%              ($2.34)              NM          $0.00          30.00%

 Assets Approach (%)                               6.00%             $267.17               50%         $8.02          10.00%
                                                                                                       -----          ------

   Weighted Average                                                                                    $0.80         100.00%

--------------------------------------------------------------------------------------------------------
 Regional Peer Group (Assets $250-$500 Million, Equity/Assets (Less than) 10%, Profitable)
 -----------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------


 Earnings Approach (x)                            10.26x              ($1.44)              NM          $0.00          60.00%

 Book Value Approach (%)                          91.00%              ($2.34)              NM          $0.00          30.00%

 Assets Approach (%)                               6.09%             $267.17               50%         $8.14          10.00%
                                                                                                       -----          ------

   Weighted Average                                                                                    $0.81         100.00%

(1) Earnings per common share excludes $3.3 million deferred tax asset recognition pertaining to NOLs and preferred dividends. Book value per share and assets per share adjusted for preferred stock par value + accumulated dividends.

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 ESSEX
 -----

                       Comparable Transactions Analysis
                            (Sale of Control Basis)

      Due to inherent differences in the business, operations, financial condition and capital structure of Essex relative to the Peer Group, it is inappropriate to rely solely on comparable sale of control transactions for the determination of value of the outstanding shares of common stock. Unlike Essex, the Peer Group maintains positive earnings per common share and book value per common share, providing a
      fundamental basis for sale of control pricing of the common stock.
    Importantly, after contacting numerous parties regarding a prospective
    ----------------------------------------------------------------------
    acquisition, no party indicated a purchase price that would result in
    ---------------------------------------------------------------------
                   positive returns for common shareholders.
                   -----------------------------------------

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 -----
 ESSEX
 -----

                     Peer Group Analysis (Sale of Control)

 . RP Financial compared the financial and market performance of Essex, based on various financial measures relative to the acquisitions of publicly traded thrifts from 1998 to present, considering the following data:

      .  Financial Performance
           .  Financial condition, earnings performance, operating efficiency
           .  Capital adequacy
           .  Asset quality, adequacy of valuation allowances
      .  Market Performance
           .  Price/common book value per share
           .  Price/earnings per common share
           .  Dividend yields
 . Comparable transactions selected on the basis of . Publicly-traded (NASDAQ, AMEX, NYSE)
      .  Completed 1998 to present
      . Excluded acquisitions of mutual holding companies and strategic mergers and mergers of equals

 .    Pricing comparison not highly meaningful given the negative book value per common share and earnings per common share, as application of Peer Group multiples, even before adjustments, indicates a small positive value of Essex common shares -- however, market testing indicated no value would be
                            ---------------------------------------------------
     realized by common shareholders in a prospective sale
     -----------------------------------------------------

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 ESSEX
 -----

                 Peer Group Pricing Analysis (Sale of Control)


                   Comparable Transactions Pricing Analysis

                                                                                 Essex          Indicated
                                         Comparable       Essex 12/31/00      Comparative         Value
                                         Transactions      Per Common           Pricing            Per            Approach
                                         Pricing Ratios    Share Data (1)      Adjustment         Share          Weighting
                                         --------------    --------------      ----------         -----          ---------
----------------------------------------------------------------------------------------------------------
Thrift Acquisitions 1998 to Present (Excludes Strategic Mergers  and Acqusitions of  Mutual Holding Cos.)
==========================================================================================================
Earnings Approach                           23.28x           ($1.44)               NM             $  0.00          55.00%

Book Value Approach                        151.07%           ($2.34)               NM             $  0.00          30.00%

Deposit Premium + Equity Approach           11.55%          $207.59                80%   (2)      $ 16.84   (3)    15.00%
                                                                                                  -------         ------
 Weighted Average                                                                                 $  2.53         100.00%

----------------------------------------------------------------------------------------------------------
Thrift Acquisitions 2000 to Present (Excludes Strategic Mergers and Acqusitions of Mutual Holding Cos.)
==========================================================================================================

Earnings Approach                           18.62x           ($1.44)               NM             $  0.00          55.00%

Book Value Approach                        124.07%           ($2.34)               NM             $  0.00          30.00%

Deposit Premium + Equity Approach           6.23%           $207.59                80%   (2)      $  8.01   (3)    15.00%
                                                                                                  -------         ------
 Weighted Average                                                                                 $  1.20         100.00%


(1) Earnings per common share excludes $3.3 million deferred tax asset recognition pertaining to NOLs and preferred dividends. Book value per share adjusted for preferred stock par value + accumulated dividends. Core deposits equals total deposits less deposits over $100,000. Does not reflect warrants.
(2) Reflects discount for geographic spread of branches and comparatively lower proportion of core deposits.
(3) Reflects deposit premium plus tangible equity.

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ESSEX                                                                        19
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

                             Premium Paid Analysis

            RP Financial reviewed the implied premium paid for the
                 common stock in the following transactions:
             1. Acquisitions of publicly-traded banks and thrifts
           2. Other going private transactions of banks and thrifts
          3. "Dutch tender auction" transactions of banks and thrifts

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-----
ESSEX
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

                             Premium Paid Analysis

 . RP Financial reviewed the implied premium paid for the common stock in the following transactions:

     .  1. Acquisitions of publicly-traded banks and thrifts
          . While all of the outstanding shares of common stock of Essex are being repurchased in the privatization transaction, similar to an acquisition, the warrant holders already have de facto control
          . Accordingly, the privatization transaction would not need to reflect a full control premium in the acquisition context

     .  2. Other going private transactions of banks and thrifts
          . Essex's privatization transaction is unique structurally, but share a number of similarities as well
          . Differing structures of going private transactions leads to wide range of premiums paid

     .  3. "Dutch tender auction" transactions of banks and thrifts
          . Dutch auction repurchases are for only a portion of the shares outstanding, where all of the outstanding shares of common stock of Essex are being repurchased in the privatization transaction
          . Accordingly, the pricing in Essex's may require a higher premium than paid in Dutch auction self tender transactions

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ESSEX                                                                        21
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

                            Premium Paid Analysis:
                  1. Control Premiums Paid In Bank/Thrift M&A


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-----
ESSEX
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

                            Premium Paid Analysis:
                  1. Control Premiums Paid In Bank/Thrift M&A

 .    Examined control premium paid by acquirors for publicly traded banks and thrifts from 1998 to present
      .  Typically buyer acquires 100% of shares outstanding
      . Excludes mergers of equals, strategic merger transactions and acquisitions of mutual holding companies

 .    Control premium calculation based on
      .  Acquisition price at announcement
      .  Trading price of target one day prior to merger announcement

 .    Control premiums paid
      .  Bank acquisitions
          .  Average           29.86%
          .  Median            23.75%

      .  Thrift acquisitions
          .  Average           32.31%
          .  Median            36.89%


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ESSEX                                                                        23
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

                            Premium Paid Analysis:
                2. Premiums Paid In Going Private Transactions

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-----
ESSEX
-----

                            Premium Paid Analysis:
                2. Premiums Paid In Going Private Transactions

 .  RP Financial reviewed the implied premium paid by publicly-traded banks and thrifts "going private" 1998 to present
     .  BankAtlantic Bankcorp, Inc., Fort Lauderdale, Florida
          . Structure: cash out the 9.9 million shares Class B common stock, leaving the holders of the 31.6 million shares of Class A stock as the sole class of common stock outstanding
          . Premium of 17.1% based on purchase price of $6.00 per share vs. a closing price of $5.125 per share prior to the announcement

     .  Hawaii National Bancshares, Honolulu, Hawaii (1999)
          . Structure: conduct 1:200 reverse split, with holders of 200 shares or less receiving $45.00 cash and concurrent tender offer for same $45.00 per share price (pre-split basis)
          . 88% of stock before going private held by a single family, and there were 1,221 shareholders on a pre-split basis
          .  Premium of 12.5% based on the most recent trade of $40.00 per share

     .  Union Planters Bank, NA, Memphis, Tennessee/Capital Factors Holding
        (1998)
          . Structure: Union Planters tendered for the 8.7% minority position of Capital Factors for $17.50 in cash (Union Planters' majority ownership of Capital Factors was attributable to the Capital Bancorp acquisition) -- price consistent with price paid by Union Planters in block purchases of the stock from institutional investors in recent months
          . Premium of 7.7% based on the closing price prior to commence of privatization

     .  First Independence Corp., Detroit, Michigan (1999)
          . Structure: conduct 1:60 reverse stock split, with holders of 60 shares of less receiving $10.00 in cash, reducing shareholders from 2,100 to 300 to facilitate de-registration
          .  64.6% of stock owned by directors before transaction
          . Premium of 42.86% based on most recent trade of $7.00 per share (an insiders have been the most active purchasers of the common stock)


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ESSEX                                                                        25
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

                            Premium Paid Analysis:
               2.   Premiums Paid In Going Private Transactions

 . RP Financial reviewed the implied premium paid in selected bank and thrift "going private" transactions 1998 to present

     *  National City Corp, Cleveland, Ohio/National Processing, Inc. (1999)

          . Structure: National City tendered for the 12.4% minority position of National Processing for $9.50 in cash (National City's majority ownership was attributable to previous sole prior to an IPO representing minority ownership)

          . Premium of 59.9% based on the $5.94 closing price prior to publicized speculation that National Processing might be sold

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                                                                              26

                            Premium Paid Analysis:
                  3.  Premiums Paid In Dutch Tender Auctions

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ESSEX
------

                            Premium Paid Analysis:
                  3.  Premiums Paid In Dutch Tender Auctions

 .    Objective

      * A stock repurchase strategy to deploy excess capital, particularly if Board/management perceive that current stock price is undervalued and seeks to repurchase a large block of shares

 .    Structure of Modified Dutch Auctions

      * Involves a tender offer by the company to purchase a set amount of shares at a range of prices

      * Range of stock prices typically reflects a premium to the current trading price for the stock as an incentive to shareholders to tender their shares

      * Stockholders offer their shares at a selected price within the range, and the company purchases shares either at

               .  (i)  the average price offered or
               .  (ii) the lowest prices tendered

 .    Other Considerations

      *   Reduces equity quickly

      *   Increases ownership interest of insiders

      * Avoids brokerage fees for stockholders/Company generally pays stock transfer charges

      *   Possibly opens the door to a third party offer

               . Since company is signaling its overcapitalization and undervaluation -- raises questions of ability to generate market rate of returns
               . Raises questions regarding the ability to realize a higher premium pursuant to a sale of control

 .    Pricing Analysis (see following table)

      * Approximately 15% control premium to acquire nearly 20% of shares outstanding

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ESSEX
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                                                                              28

                         Discounted Cash Flow Analysis

   Five year financial projections were prepared, based on a continuation of Essex's fiscal 2001 business plan, to evaluate the potential impact to book value per common share and earnings per common share while maintaining the current capital structure.

Despite strong projected earnings growth, it does not appear that earnings will cover the preferred dividends, which are increasing at a compounded rate. Thus, it appears no value is generated under this scenario for the common shareholders.

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ESSEX
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

                         Discounted Cash Flow Analysis

 .  Value determined by present value of (1) dividends over the next 5 years plus
   (2) the terminal value, reflecting multipliers applied to year 5 earnings and book value incorporating Essex's business plan.

 . Annual asset growth: 7.5% annually, reflecting slightly faster loan growth, and funded primarily by deposits, as some borrowings are repaid in 2001 and maintained constant after

 .  Key operating assumptions

     *    Constant interest rates

     *    No significant change in asset mix (except as noted above)

     * No significant change in risk profile -- maintain constant loan loss provisions

     *    Other income growth moderates after strong growth in 2001

     *    Operating expense growth moderates after strong growth in 2001

     * Earnings are taxable at a 39.55% effective rate (consistent with budget)

     *    No dividends paid to preferred or common shareholders

     * No change in common shares outstanding (no exercise of warrants or options)

     * Terminal value multipliers are derived from thrift acquisition pricing ratios

     * 15% discount rate applied to future cash flows (dividends and terminal value)

     *    No significant change in regulatory or competitive environment

 . Summary of Projections

     *    Earnings increase from $0.568 million in 2001 to $1.860 million in
          2005

     * Book value per common share deficit continues to grow to -$10.17 in Year 5

     * Earnings per common share deficit begins to improve but remains negative -$1.44 in Year 5

 . Common Stock Valuation Conclusion Pursuant to DCF Technique

     * No value can determined pursuant to a stand alone operation while maintaining current capital structure, and common shareholder position continues to deteriorate

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ESSEX                                                                         30
-----

               Application of Common Stock Valuation Techniques
                            to Essex Bancorp, Inc.

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ESSEX
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

                Relevancy of Common Stock Valuation Techniques
                            to Essex Bancorp, Inc.

 .  Peer Group Analysis

     *  Technique determines value of minority stock without any premium

     * Application of technique suggests no value for Essex common shares given the negative book value per common share and negative earnings per common share

 .  Comparable Transactions Analysis

     * Technique determines value of stock pursuant to merger transactions, based on pricing multiples paid for earnings, book value, core deposits and assets

     * Application of technique suggests a nominal common stock value for Essex, if any

 .  Premium Paid Analyses (Relative to Pre-Announcement Stock Price)

     *  Acquisitions of publicly-traded banks and thrifts

          . Given that warrant holders already have de facto control, and since Essex's stock is trading well above the value implied by fundamentals, the premium paid for control in acquisitions of publicly-traded banks and thrifts serves to set an upper limit for the appropriate premium for the outstanding shares of common stock in Essex's case

     *  Other "going private" transactions of publicly-traded banks and thrifts

          . In applying the wide range of premiums paid in the limited number of other "going private" transactions of public banks and thrifts, the uniqueness of Essex's characteristics and reasons for the privatization must be considered

     * "Dutch tender auction" transactions for publicly-traded banks and thrifts

          . Dutch auction transactions typically do not result in control by the remaining common shareholders, while the Essex warrant holders have de facto control even before the privatization transaction, thus the "Dutch tender auction" premium paid by publicly traded banks and thrifts serves to set the lower limit for the appropriate premium for the outstanding shares of common stock in Essex's case

 .  Discounted cash flow analysis

     * Since earnings per common share is not projected to turn positive in the next 5 years and the book value per common share deficit deteriorates further, the application of this technique suggests no value for the Essex common stock absent a capital structure transaction

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ESSEX                                                                         32
-----

                           Essex Common Stock Price
                         Utilized to Determine Premium

 . Essex's stock price appears to be subject to speculation, periodically resulting in sharp price increases and decreases

 . Given such volatility, RP Financial has utilized an average closing stock price for the prior month, computed as a 22 day average

 . Historical daily price volatility and the 22 day rolling average are highlighted in the chart below for the period 1999 to present

                              Essex Bancorp. Inc.
                Daily Closing Price Vs. 22 Day Rolling Average


                             [GRAPH APPEARS HERE]

                       Current Price               $1.40
                       22 Day Rolling Average      $1.19

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ESSEX                                                                         33
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

               Application of Common Stock Valuation Techniques
                            to Essex Bancorp, Inc.

               Application of Premium Analyses to Essex Bancorp


                                                                                              Indicated Privatization Premium
                                                                               Essex      --------------------------------------
                                                                             Base Stock   Indicated     Indicated
                                                                  Indicated  Price Per     Premium        Stock      Aggregate
                                                                   Premium   Share (1)    Per Share       Price     Proceeds (2)
                                                                   -------   ---------    ----------    ---------   ------------
                                                                                                                       ($000)
Valuation Technique
-------------------

Acquisition of Publicly Traded Banks & Thrifts 1998-Present
 Publicly Traded Banks (Median)                                     23.75%    $  1.19      $  0.28       $  1.47      $  1,562
 Publicly Traded Thrifts (Median)                                   26.89%    $  1.19      $  0.32       $  1.51      $  1,601

Other "Going Private" Transactions of                               17.10%    $  1.19      $  0.20       $  1.39      $  1,478
 Publicly-Traded Banks & Thrifts 1998-Present (Median)

"Dutch Tender Auction" Transactions of                              14.59%    $  1.19      $  0.17       $  1.36      $  1,446
 Publicly-Traded Banks & Thrifts 1998-Present (Median)


--------------------------------------------------------------------------------------------------------------------------------
Valuation Range
---------------

 Upper Value                                                        22.50%    $  1.19      $  0.27       $  1.46      $  1,546
 Lower Value                                                        17.50%    $  1.19      $  0.21       $  1.40      $  1,483

---------------------------------------------------------------------------------------------------------------------------------


Notes:
-----

(1) Reflects 22 day rolling average
(2) Common shares outstanding currently (000)                       1,061

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ESSEX                                                                        34
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

                                                      modified dutch auction.xls
RP Financial, LC.
-----------------
Financial Services Industry Consultants

                                    Modified Dutch Auction By Banks and Thrifts 1998 to Present



                                                                         Pre-         Tender Offer        Initial Tender Offer
                                                                                                          --------------------
                                                            Market     Anncmnt           Period              # of        %-
                                                                                   -------------------
Institution                          Ticker   Assets(1)    Cap. (1)     Price      Opened       Closed      Shares      Outst.
-----------                          ------   ---------    --------     -----      ------       ------      ------      -----
                                               ($Mil)       ($Mil)       ($)                                              (%)

Souside Bankshares-MO                 SBCO     $  725       $ 77        $ 9.13    01/05/01     Pending     1,100,000    13.11%
Citizens First Fin. Corp.-IL          CFSB     $  329       $ 27        $14.00    10/31/00     12/01/00      391,000    20.00%
Promistar Fin Corp (BT Financial)-PA  PRFC     $2,036       $275        $16.50    09/29/00     10/31/00    1,668,328    10.00%
NASB Financial, Inc.-MO               NASB     $  909       $ 96        $10.63    06/05/00     07/05/00      387,500     4.30%
PS Financial, Inc.-IL                 PSFI     $  122       $ 19        $11.56    03/01/00     03/29/00      334,000    20.01%
Hemlock Federal Fin. Corp-IL          HMLK     $  228       $ 23        $14.31    02/01/00     03/01/00      338,000    20.88%
First Southern Bancshares-AL          FSTH     $  176       $ 19        $11.75    08/31/99     09/30/99      275,000    16.73%
First Commonwealth Fin Corp-PA        FCF      $4,203       $732        $23.63    08/31/99     09/29/99    2,000,000     6.45%
GBC Bancorp-CA                        GBCB     $1,660       $231        $18.00    06/16/99     07/14/99    2,000,000    15.60%
Bancfirst Corp-OK                     BANF     $2,279       $261        $28.00    05/03/99     06/01/99    1,000,000    10.73%
EFC Bancorp, Inc.-IL                  EFC      $  432       $ 72        $10.13    04/23/99     06/01/99    1,779,233    25.00%
First Banks America, Inc.-MO          FBA      $  722       $ 54        $16.81    01/04/99     02/17/99      400,000    12.42%
Peekskill Financial Corp.-NY         Acqrd     $  213       $ 39        $13.75    12/23/98     01/27/99      800,000    28.15%
WesterFed Financial Corp.-MT          WSTR     $1,000       $109        $19.50    11/22/98     12/24/98    1,100,000    19.70%
Tri-County Bancorp, Inc.-WY          Acqrd     $   87       $ 13        $11.25    10/20/98     12/07/98      313,000    26.81%
Klamath First Bancorp, Inc.-OR        KFBI     $1,048       $177        $17.88    10/23/98     01/08/99    1,983,353    20.00%
Mississippi View Holding Co.-MN       MIVI     $   70       $ 14        $18.62    04/13/98     05/11/98      220,050    30.00%
S&T Bancorp-PA                        STBA     $1,920       $626        $44.25    01/20/98     02/20/98    1,500,000    30.00%
                                                                                                                        ------

    Average                                                                                                             18.33%
    Median                                                                                                              19.85%

                                               Tender Offer Results     Offer Price Range        Offer Price Premium to
                                               --------------------  ------------------------   ------------------------
                                                  # of      % of     Low      High      Final   Low      High      Final
Institution                                       Shares   Outst.    Price    Price     Price   Price    Price     Price
-----------                                       ------   ------    -----    -----     -----   -----    -----     -----
                                                            (%)       ($)      ($)       ($)     (%)      (%)       (%)

Souside Bankshares-MO                                 NA    0.00%   $10.75    $12.00        NA  17.81%   31.51%      NA
Citizens First Fin. Corp.-IL                     391,096   20.00%   $15.00    $17.00    $16.00   7.14%   21.43%   14.29%
Promistar Fin Corp (BT Financial)-PA           1,730,013   10.37%   $18.00    $20.00    $19.50   9.09%   21.21%   18.18%
NASB Financial, Inc.-MO                          517,265    5.73%   $12.50    $12.50    $12.50  17.65%   17.65%   17.65%
PS Financial, Inc.-IL                            367,244   22.00%   $12.00    $14.50    $12.00   3.81%   25.43%    3.81%
Hemlock Federal Fin. Corp-IL                     419,947   25.95%   $15.00    $17.50    $15.00   4.80%   22.27%    4.80%
First Southern Bancshares-AL                     307,871   18.73%   $12.75    $14.00    $13.50   8.51%   19.15%   14.89%
First Commonwealth Fin Corp-PA                 1,909,710    6.16%   $23.00    $26.00    $26.00  -2.65%   10.05%   10.05%
GBC Bancorp-CA                                 1,327,579   10.35%   $18.00    $22.00    $22.00   0.00%   22.22%   22.22%
Bancfirst Corp-OK                              1,186,502   12.73%   $34.00    $38.00    $38.00  21.43%   35.71%   35.71%
EFC Bancorp, Inc.-IL                           1,709,544   24.02%   $10.00    $12.00    $12.00  -1.23%   18.52%   18.52%
First Banks America, Inc.-MO                     314,848    9.78%   $16.50    $21.00    $21.00  -1.84%   24.93%   24.93%
Peekskill Financial Corp.-NY                     800,040   28.15%   $14.75    $16.75    $16.75   7.27%   21.82%   21.82%
WesterFed Financial Corp.-MT                   1,082,854   19.38%   $18.00    $20.00    $20.00  -7.69%    2.56%    2.56%
Tri-County Bancorp, Inc.-WY                      313,000   26.81%   $11.00    $14.00    $14.00  -2.22%   24.44%   24.44%
Klamath First Bancorp, Inc.-OR                 1,983,353   20.00%   $18.00    $20.00    $19.50   0.70%   11.89%    9.09%
Mississippi View Holding Co.-MN                  268,351   36.40%   $19.50    $21.50    $21.25   4.73%   15.47%   14.12%
S&T Bancorp-PA                                   439,606    3.11%   $46.00    $49.00    $49.00   3.95%   10.73%   10.73%
                                                           ------                               ------   ------   ------

    Average                                                16.65%                                5.07%   19.83%   15.75%
    Mean                                                   19.05%                                4.34%   21.32%   14.59%

                                                   Final     Pre-Tender
                                                  Pr/High     Shares
Institution                                        Price    Outstanding
-----------                                        -----    -----------
                                                    (%)

Souside Bankshares-MO                                 NA     8,393,528
Citizens First Fin. Corp.-IL                       94.12%    1,955,014
Promistar Fin Corp (BT Financial)-PA               97.50%   16,683,294
NASB Financial, Inc.-MO                           100.00%    9,021,914
PS Financial, Inc.-IL                              82.76%    1,669,290
Hemlock Federal Fin. Corp-IL                       85.71%    1,618,563
First Southern Bancshares-AL                       96.43%    1,643,562
First Commonwealth Fin Corp-PA                    100.00%   30,991,646
GBC Bancorp-CA                                    100.00%   12,821,198
Bancfirst Corp-OK                                 100.00%    9,321,295
EFC Bancorp, Inc.-IL                              100.00%    7,116,934
First Banks America, Inc.-MO                      100.00%    3,220,830
Peekskill Financial Corp.-NY                      100.00%    2,842,069
WesterFed Financial Corp.-MT                      100.00%    5,588,862
Tri-County Bancorp, Inc.-WY                       100.00%    1,167,498
Klamath First Bancorp,Inc.-OR                      97.50%    9,916,766
Mississippi View Holding Co.-MN                    98.84%      737,228
S&T Bancorp-PA                                    100.00%   14,143,655
                                                  -------

    Average                                        97.23%
    Mean                                          100.00%




(1) Pre-tender.

Source:  Corporate securities filings and press releases

RP Financial, LC.
-----------------
Financial Services Industry Consultants



Acquisition Pricing of Publicly-Traded Banks for Deals Announced 1998 to Present
         Excludes Mergers of Equals and Strategic Merger Transactions



                                                                                                          Target Financials at
                                                                                                   -------------------------------
                                                                                                           Total  Equity/
  Announce   Complete                                                                                     Assets  Assets     ROAA
      Date       Date  Buyer Short Name              ST     Target Name                       ST          ($000)     (%)      (%)
      ----   --------  ----------------              --     -----------                       --          ------     ---      ---
12/27/2000    Pending  Fulton Fin Corp.              PA     Drovers Bncshrs Corp              PA         755,308    7.13     0.63
12/18/2000    Pending  F.N.B. Corp.                  PA     Citizens Cmmnty Bncrp, Inc.       FL         154,419   11.45     0.67
12/14/2000    Pending  Zions Bncrp.                  UT     Eldorado Bncshrs, Inc.            CA       1,262,391    9.92     0.65
12/11/2000    Pending  SouthTrust Corp.              AL     Bay Bncshrs Inc.                  TX         332,723    8.60     1.00
12/05/2000    Pending  BB&T Corp.                    NC     Century South Banks, Inc.         GA       1,614,497    9.66     1.33
11/29/2000    Pending  Cmmnty Bk System Inc.         NY     First Liberty Bk Corp.            PA         646,661    9.30     0.78
11/21/2000    Pending  Park National Corp.           OH     Security Banc Corp                OH         986,529   12.42     1.76
11/20/2000    Pending  Fifth Third Bncrp             OH     Old Kent Fin Corp                 MI      22,518,600    7.11     1.21
11/02/2000    Pending  Financial Institutions Inc.   NY     Bath National Corp.               NY         287,343    9.66     0.24
11/02/2000    Pending  PBOC Hldngs Inc.              CA     BYL Bncrp                         CA         322,320    9.01     0.10
11/01/2000    Pending  Comerica Inc.                 MI     Imperial Bncrp                    CA       7,441,954    6.79     1.30
10/30/2000    Pending  Wachovia Corp.                NC     Republic Security Fin Corp        FL       3,396,980    6.09     0.71
10/25/2000    Pending  Fifth Third Bncrp             OH     Capital Hldngs Inc.               OH       1,084,667    8.72     1.12
10/17/2000    Pending  PremierWest Bncrp             OR     Timberline Bncshrs, Inc           CA          92,422    8.62     0.90
10/11/2000    Pending  Century Bncshrs Inc.          DC     GrandBanc, Inc.                   MD         114,122    5.14     0.12
10/04/2000    Pending  Firstar Corp.                 WI     U.S. Bncrp                        MN      86,174,000    9.20     1.86
10/02/2000    Pending  FleetBoston Fin Corp.         MA     Summit Bncrp                      NJ      38,985,132    7.54     1.36
09/20/2000    Pending  Humboldt Bncrp                CA     Tehama Bncrp                      CA         233,392    8.62     1.27
09/19/2000    Pending  Synovus Fin Corp.             GA     Carolina Southern Bank            SC         212,410   10.97     1.23
09/13/2000 12/31/2000  Chase Manhattan Corp.         NY     J.P. Morgan & Co, Inc             NY     266,323,000    4.41     0.88
09/06/2000    Pending  Valley National Bncrp         NJ     Merchants NY Bncrp, Inc.          NY       1,369,676    7.06     1.61
08/24/2000 12/29/2000  First Banks Inc.              MO     Millennium Bank                   CA         104,507   10.47     1.37
08/23/2000 12/27/2000  BB&T Corp.                    NC     BankFirst Corp                    TN         848,807   10.36     1.06
08/21/2000 01/11/2001  BOK Fin Corp.                 OK     CNBT Bncshrs, Inc.                TX         423,820    7.67     1.22
08/07/2000    Pending  First Cmmnty Bncrp            CA     Professional Bncrp Inc.           CA         287,771    5.10     0.02
07/27/2000 01/08/2001  BB&T Corp.                    NC     FCNB Corp.                        MD       1,593,067    5.58     0.92
07/24/2000 01/03/2001  National Penn Bncshrs Inc.    PA     Cmmnty Independent Bank, Inc.     PA         108,529    6.72     0.41
07/11/2000    Pending  FNB Corp.                     VA     CNB Hldngs, Inc.                  VA          51,084   11.63     1.04
07/10/2000    Pending  M&T Bk Corp.                  NY     Premier National Bncrp Inc.       NY       1,570,131    8.81     1.34
07/06/2000    Pending  F&M National Corp.            VA     Atlantic Fin Corp                 VA         385,473   11.26     1.19
06/27/2000 10/13/2000  U.S. Bncrp                    MN     Scripps Fin Corp                  CA         643,322    7.27     1.15
05/17/2000 10/06/2000  M&T Bk Corp.                  NY     Keystone Fin,  Inc.               PA       7,012,346    7.93     1.13
04/25/2000 07/01/2000  Cowlitz Bncrp.                WA     Northern Bk of Commerce           OR          55,262    6.18    -1.92
04/18/2000 09/05/2000  Cardinal Fin Corp.            VA     Heritage Bncrp Inc.               VA          59,939   14.34     0.30
04/17/2000 08/31/2000  BncrpSouth Inc.               MS     First United Bncshrs, Inc.        AR       2,666,047    9.74     1.30
04/10/2000 10/25/2000  Wells Fargo & Co.             CA     First Security Corp               UT      22,992,927    7.70     1.22
03/27/2000 11/06/2000  Niagara Bncrp Inc. (MHC)      NY     Iroquois Bncrp, Inc.              NY         595,126    6.53     0.81
03/21/2000 10/13/2000  Greater Bay Bncrp             CA     Bank of Petaluma                  CA         189,629    7.74     1.16
03/01/2000 08/10/2000  State National Bancshrs, Inc  TX     Independent Bnkshrs, Inc.         TX         357,488    7.00     0.70
02/23/2000 08/01/2000  Fulton Fin Corp.              PA     Skylands Fin Corp                 NJ         214,334    7.04     1.15
02/07/2000 07/06/2000  BB&T Corp.                    NC     One Valley Bncrp, Inc.            WV       6,583,061    8.49     1.30
02/07/2000 06/23/2000  Huntington Bncshrs Inc.       OH     Empire Banc Corp                  MI         505,896    8.47     1.41
02/03/2000 07/31/2000  Pacific Capital Bncrp         CA     San Benito Bank                   CA         200,005    8.78     1.22
02/02/2000 06/16/2000  Wells Fargo & Co.             CA     First Commerce Bncshrs, Inc.      NE       2,545,612    9.82     1.40
01/27/2000 07/21/2000  Greater Bay Bncrp             CA     Bank of Santa Clara               CA         328,588    9.13     1.31
01/26/2000 07/27/2000  Sterling Fin Corp.            PA     Hanover Bncrp, Inc.               PA         509,882    6.64     0.93
01/21/2000 07/14/2000  Mercantile Bnkshrs Corp.      MD     Union National Bncrp, Inc         MD         308,629    8.18     1.04
01/10/2000 06/06/2000  Carolina First Corp           SC     Anchor Fin Corp                   SC       1,223,777    7.23     1.15
12/27/1999 05/19/2000  Bank of the Sierra            CA     Sierra National Bank              CA          90,545    5.57     0.48
12/21/1999 07/17/2000  Wells Fargo & Co.             CA     National Bncrp of Alaska, Inc.    AK       3,060,429   14.54     2.28
12/15/1999 06/15/2000  BB&T Corp.                    NC     First Banking Co of SE GA         GA         419,109   13.05     1.54
12/14/1999 05/18/2000  Greater Bay Bncrp             CA     Coast Bncrp                       CA         350,088    9.12     2.05
12/08/1999 07/01/2000  NBT Bncrp Inc.                NY     Pioneer American Hldng Co Corp    PA         421,854    7.56     0.96
12/02/1999 03/31/2000  Cmmnty National Bncrp         TN     Cmmnty National Corp              TN          39,806   21.62     0.94
11/08/1999 04/04/2000  First Charter Corp.           NC     Carolina First Bncshrs, Inc.      NC         762,687    8.34     1.22
10/04/1999 10/11/2000  North Valley Bncrp            CA     Six Rivers National Bank          CA         199,983    9.31     0.57
10/04/1999 03/29/2000  Summit Bncrp                  NJ     NMBT CORP                         CT         391,930    7.20     0.88

                                                             Announcement              Deal Terms and Pricing at Announcement
                                                      -----------------------------------------------------------------------------
                                                              NPAs/    Rsrvs/     Deal  Price/
  Announce     Complete                                ROAE Assets      NPLs     Value   Share              P/B      P/TB     P/E
      Date         Date  Buyer Short Name               (%)    (%)       (%)      ($M)     ($) Consid.      (%)       (%)     (x)
      ----         ----  ----------------               ---    ---       ---      ----     --- -------      ---       ---     ---
12/27/2000      Pending  Fulton Fin Corp.              9.03   0.28    210.83     146.6   28.44   Stock   267.82    268.08   25.86
12/18/2000      Pending  F.N.B. Corp.                  4.98   0.13        NA      38.6   11.00   Stock   210.33    210.33   45.83
12/14/2000      Pending  Zions Bncrp.                  6.99   0.79    109.18     204.0   13.69   Stock   154.46    279.29      NM
12/11/2000      Pending  SouthTrust Corp.             12.00     NA      0.00      53.0   26.42   Cash    181.96    235.68   16.51
12/05/2000      Pending  BB&T Corp.                   13.95   0.52    258.60     426.5   30.81   Stock   271.18    290.62   22.99
11/29/2000      Pending  Cmmnty Bk System Inc.         8.56   0.24    515.29      87.1   13.61   Stock   143.98        NA   17.67
11/21/2000      Pending  Park National Corp.          14.45   0.64    137.87     307.2   25.99   Stock   250.12    274.70   18.05
11/20/2000      Pending  Fifth Third Bncrp            17.28   0.40    284.38   4,961.8   35.57   Mixed   302.63    330.54   18.42
11/02/2000      Pending  Financial Institutions Inc.   2.39   1.03     61.64      62.6   48.00   Cash    225.56    227.38   45.28
11/02/2000      Pending  PBOC Hldngs Inc.              1.15   1.16     90.56      38.9   15.00   Cash    131.12    137.11   18.07
11/01/2000      Pending  Comerica Inc.                16.85   0.90    136.18   1,289.4   27.74   Stock   240.42        NA   12.73
10/30/2000      Pending  Wachovia Corp.               11.89   0.30    246.54     342.9    7.00   Stock   165.09    184.70   13.46
10/25/2000      Pending  Fifth Third Bncrp            13.09     NA        NA     245.4   32.82   Stock   244.36    244.36   20.77
10/17/2000      Pending  PremierWest Bncrp            10.61     NA      0.00      14.0   13.50   Mixed   170.67    170.67   15.34
10/11/2000      Pending  Century Bncshrs Inc.          2.12   0.10      0.00      11.2    2.17   Mixed   148.04    176.17      NM
10/04/2000      Pending  Firstar Corp.                19.82   0.47    284.61  21,237.1   28.15   Stock   266.16    443.25   13.77
10/02/2000      Pending  FleetBoston Fin Corp.        17.74   0.31        NA   6,990.7   39.78   Stock   235.66    291.86   15.18
09/20/2000      Pending  Humboldt Bncrp               14.39   0.28    485.51      40.2   20.41   Stock   191.31    196.47   14.38
09/19/2000      Pending  Synovus Fin Corp.            11.18   0.30    276.90      64.1   17.29   Stock   272.36    272.36   23.37
09/13/2000   12/31/2000  Chase Manhattan Corp.        20.42   0.05        NA  34,422.7   95.18   Mixed   321.22    343.50   17.55
09/06/2000      Pending  Valley National Bncrp        22.74   0.07        NA     375.9   20.04   Stock   387.60    389.11   18.05
08/24/2000   12/29/2000  First Banks Inc.             13.07   0.95    417.05      20.8    8.10   Cash    171.25    171.25   16.20
08/23/2000   12/27/2000  BB&T Corp.                   10.25   0.61    190.28     147.9   12.21   Stock   155.75    159.00   16.07
08/21/2000   01/11/2001  BOK Fin Corp.                16.00   0.08        NA      91.4   18.22   Cash    276.90    276.90   17.69
08/07/2000      Pending  First Cmmnty Bncrp            0.30   3.43     70.66      16.3    8.04   Mixed   111.19    111.19      NM
07/27/2000   01/08/2001  BB&T Corp.                   16.35   0.52    138.24     216.7   18.13   Stock   243.29    259.67   19.49
07/24/2000   01/03/2001  National Penn Bncshrs Inc.    6.03   2.38     49.44      14.0   19.69   Stock   188.76    188.76   57.91
07/11/2000      Pending  FNB Corp.                     8.96     NA    190.96      10.1   10.60   Mixed   165.37        NA   55.79
07/10/2000      Pending  M&T Bk Corp.                 15.26   0.62    256.99     343.2   21.00   Mixed   242.77    250.90   16.54
07/06/2000      Pending  F&M National Corp.           10.57   0.39    204.78      71.7   16.85   Stock   162.16    165.99   17.55
06/27/2000   10/13/2000  U.S. Bncrp                   15.81   0.60    162.15     155.5   22.01   Stock   325.55    325.55   32.85
05/17/2000   10/06/2000  M&T Bk Corp.                 14.28   0.56    168.90   1,026.7   21.01   Mixed   184.49    204.01   21.23
04/25/2000   07/01/2000  Cowlitz Bncrp.              -27.56   1.05    285.57       4.1    3.35   Cash    120.50    120.50      NM
04/18/2000   09/05/2000  Cardinal Fin Corp.            2.06   0.00        NA      13.9    6.00   Mixed   160.00    160.00      NM
04/17/2000   08/31/2000  BncrpSouth Inc.              12.80   0.47    202.20     455.7   18.00   Stock   175.27    186.72   13.64
04/10/2000   10/25/2000  Wells Fargo & Co.            16.18   0.29    294.57   2,778.3   14.11   Stock   156.27    196.81   10.23
03/27/2000   11/06/2000  Niagara Bncrp Inc. (MHC)     12.07   0.54    118.48      80.3   33.25   Cash    195.59    203.36   16.96
03/21/2000   10/13/2000  Greater Bay Bncrp            15.22   0.14        NA      39.9   26.03   Stock   254.95    256.20   16.90
03/01/2000   08/10/2000  State National Bancshrs, Inc 10.19   0.20        NA      45.5   20.00   Cash    180.67    309.12   18.02
02/23/2000   08/01/2000  Fulton Fin Corp.             15.92   0.82    131.46      33.2   12.58   Stock   208.94    230.37   14.63
02/07/2000   07/06/2000  BB&T Corp.                   14.15   0.18    527.89   1,202.2   35.20   Stock   210.53    230.82   14.85
02/07/2000   06/23/2000  Huntington Bncshrs Inc.      16.31   0.60    213.59     138.7   43.25   Stock   303.96    306.11   19.75
02/03/2000   07/31/2000  Pacific Capital Bncrp        13.24   0.14    492.33      53.7   18.04   Stock   289.98    291.39   23.42
02/02/2000   06/16/2000  Wells Fargo & Co.            12.91     NA        NA     479.7   35.95   Stock   191.73    197.20   16.19
01/27/2000   07/21/2000  Greater Bay Bncrp            14.42   0.05        NA      89.5   36.65   Stock   282.79    282.79   20.82
01/26/2000   07/27/2000  Sterling Fin Corp.           12.88   0.11        NA      97.1   24.76   Stock   285.92    285.92   21.16
01/21/2000   07/14/2000  Mercantile Bnkshrs Corp.     13.04   0.09        NA      66.6   33.57   Stock   261.01    286.16   19.98
01/10/2000   06/06/2000  Carolina First Corp          15.23   0.29    345.16     303.7   35.89   Stock   327.15    329.55   21.62
12/27/1999   05/19/2000  Bank of the Sierra            8.77   2.03     22.08       9.1   11.43   Cash    180.31    192.35      NM
12/21/1999   07/17/2000  Wells Fargo & Co.            15.42   0.29    346.18   1,098.7   36.36   Stock   246.99    250.05   17.82
12/15/1999   06/15/2000  BB&T Corp.                   12.57   0.58    233.75     122.1   21.83   Stock   223.21        NA   18.66
12/14/1999   05/18/2000  Greater Bay Bncrp            21.35   0.52        NA     135.6   27.17   Stock   408.51    408.51   20.43
12/08/1999   07/01/2000  NBT Bncrp Inc.               11.61   0.91    109.25      84.8   29.33   Stock   263.29    268.11   20.95
12/02/1999   03/31/2000  Cmmnty National Bncrp         4.23   0.07        NA       6.8   14.75   Cash    122.20    122.20   36.88
11/08/1999   04/04/2000  First Charter Corp.          14.11   0.29    358.93     263.2   42.51   Stock   401.00    439.57   32.95
10/04/1999   10/11/2000  North Valley Bncrp            6.23   1.95     81.72      24.0   16.04   Stock   126.01    169.03      NM
10/04/1999   03/29/2000  Summit Bncrp                 11.64   0.55    213.07      76.1   26.00   Stock   245.75    247.15   21.31

                                                                                                   Control Premium
                                                                -------------------------------------------------------------
                                                                           Prem/       Relative to Previous Trading Price
                                                                                    -----------------------------------------
  Announce        Complete                                          P/A     Deps      1 Day     1 Month    3 Month    1 Year
      Date            Date  Buyer Short Name                        (%)      (%)        (%)         (%)        (%)       (%)
      ----            ----  ----------------                        ---      ---        ---         ---        ---       ---
12/27/2000         Pending  Fulton Fin Corp.                      19.41    18.27      44.02       97.86      92.83     46.58
12/18/2000         Pending  F.N.B. Corp.                          25.00    20.27     100.00       46.67      45.45     25.71
12/14/2000         Pending  Zions Bncrp.                          16.16    14.26      54.20       73.78      62.19     30.33
12/11/2000         Pending  SouthTrust Corp.                      15.93    11.80      20.09       14.87      65.13     42.81
12/05/2000         Pending  BB&T Corp.                            26.42    25.41      26.71       62.14      49.36     36.92
11/29/2000         Pending  Cmmnty Bk System Inc.                 13.47       NA       2.69       23.69      19.61    -24.41
11/21/2000         Pending  Park National Corp.                   31.14    29.49      44.37       42.39      42.39    -10.77
11/20/2000         Pending  Fifth Third Bncrp                     21.65    25.44      42.27       39.48      20.82     -8.07
11/02/2000         Pending  Financial Institutions Inc.           21.79    18.18      29.73       29.73       4.35     -4.95
11/02/2000         Pending  PBOC Hldngs Inc.                      12.07     4.43      48.15       27.66      66.67     28.34
11/01/2000         Pending  Comerica Inc.                         17.33       NA      14.11       45.07      62.01     21.37
10/30/2000         Pending  Wachovia Corp.                        10.09     8.75      17.89       41.77      72.31    -17.04
10/25/2000         Pending  Fifth Third Bncrp                     22.62    28.35      29.97       29.17      28.69      3.36
10/17/2000         Pending  PremierWest Bncrp                     15.15     7.86      42.11       68.75     107.69     22.73
10/11/2000         Pending  Century Bncshrs Inc.                   7.60     4.42      92.62       57.60      28.41     -3.69
10/04/2000         Pending  Firstar Corp.                         24.45    34.77      21.38       30.53      42.96    -11.53
10/02/2000         Pending  FleetBoston Fin Corp.                 17.93    19.06      15.72       44.98      61.54     23.59
09/20/2000         Pending  Humboldt Bncrp                        17.22    10.98      20.08       19.20      43.25    116.43
09/19/2000         Pending  Synovus Fin Corp.                     30.18    27.27      28.10       57.22      33.03     19.07
09/13/2000      12/31/2000  Chase Manhattan Corp.                 12.66    49.93       5.75       35.66      50.64     56.37
09/06/2000         Pending  Valley National Bncrp                 27.44    42.62      14.51       17.02      17.44     10.18
08/24/2000      12/29/2000  First Banks Inc.                      19.90    14.25      15.71      149.23     140.00    109.03
08/23/2000      12/27/2000  BB&T Corp.                            17.42    11.27       9.76       29.39      52.64     35.21
08/21/2000      01/11/2001  BOK Fin Corp.                         21.57    19.81      10.42       17.55      47.23     54.24
08/07/2000         Pending  First Cmmnty Bncrp                     5.66     0.70     110.86      114.37      89.15    -61.26
07/27/2000      01/08/2001  BB&T Corp.                            13.60    14.67      -8.81       20.83      25.00    -15.70
07/24/2000      01/03/2001  National Penn Bncshrs Inc.            12.90     8.13      96.88      101.93     123.41     70.27
07/11/2000         Pending  FNB Corp.                             19.97       NA      32.50          NA         NA     16.16
07/10/2000         Pending  M&T Bk Corp.                          21.86    18.32      57.01       61.54      61.54     14.07
07/06/2000         Pending  F&M National Corp.                    18.60     9.82      22.53       25.97      52.30     -5.75
06/27/2000      10/13/2000  U.S. Bncrp                            24.17    20.32      29.45       76.06      89.31     46.71
05/17/2000      10/06/2000  M&T Bk Corp.                          14.64    11.32      33.42       22.70      22.26    -33.95
04/25/2000      07/01/2000  Cowlitz Bncrp.                         7.43     1.49      57.65       34.00       7.20    -44.17
04/18/2000      09/05/2000  Cardinal Fin Corp.                    23.19    12.26      60.00       65.52      60.00     47.69
04/17/2000      08/31/2000  BncrpSouth Inc.                       17.09    11.94      42.57       61.80      29.73      5.11
04/10/2000      10/25/2000  Wells Fargo & Co.                     12.08    11.51      15.78       16.98     -38.65    -21.33
03/27/2000      11/06/2000  Niagara Bncrp Inc. (MHC)              13.49    11.09      86.01      144.04     121.67     54.65
03/21/2000      10/13/2000  Greater Bay Bncrp                     21.04    16.69      11.36        0.84      13.79     22.49
03/01/2000      08/10/2000  State National Bancshrs, Inc          12.73    11.43      21.21       54.59      31.15     75.82
02/23/2000      08/01/2000  Fulton Fin Corp.                      15.49    10.85      22.71       13.06       7.05     20.06
02/07/2000      07/06/2000  BB&T Corp.                            18.26    16.53      30.07       20.34      -3.89     15.41
02/07/2000      06/23/2000  Huntington Bncshrs Inc.               27.42    23.46      39.53       51.77      43.58      8.82
02/03/2000      07/31/2000  Pacific Capital Bncrp                 26.85    26.42     -31.29      -26.00     -26.38     -9.82
02/02/2000      06/16/2000  Wells Fargo & Co.                     18.84    16.34       8.94       40.98      71.19     28.39
01/27/2000      07/21/2000  Greater Bay Bncrp                     27.24    24.19       6.62        9.40      16.35     76.62
01/26/2000      07/27/2000  Sterling Fin Corp.                    19.04    16.74      70.77       61.05      65.07     42.51
01/21/2000      07/14/2000  Mercantile Bnkshrs Corp.              21.58    21.59      23.60       22.06      18.82     11.89
01/10/2000      06/06/2000  Carolina First Corp                   24.82    24.69      37.37       32.92       9.58      8.75
12/27/1999      05/19/2000  Bank of the Sierra                    10.05     5.67      17.23       27.00      42.88        NA
12/21/1999      07/17/2000  Wells Fargo & Co.                     35.90    36.94      10.59       31.02      42.58     11.44
12/15/1999      06/15/2000  BB&T Corp.                            29.13       NA      -2.98       14.14       9.15    -10.44
12/14/1999      05/18/2000  Greater Bay Bncrp                     38.73    42.54      20.74       32.52      43.93     62.19
12/08/1999      07/01/2000  NBT Bncrp Inc.                        20.10    20.51       5.70       16.16      19.72     27.53
12/02/1999      03/31/2000  Cmmnty National Bncrp                 26.43     8.02      14.56        9.26      20.41     31.11
11/08/1999      04/04/2000  First Charter Corp.                   34.51    35.48      63.48      115.22     104.85     55.86
10/04/1999      10/11/2000  North Valley Bncrp                    12.00     6.84      18.82       16.66      16.66     60.41
10/04/1999      03/29/2000  Summit Bncrp                          19.42    16.30      62.50       57.58      87.39     47.52

                                 CONFIDENTIAL                                  1

RP Financial, LC.
-----------------
Financial Services Industry Consultants

Acquisition Pricing of Publicly-Traded Banks for Deals Announced 1998 to Present
         Excludes Mergers of Equals and Strategic Merger Transactions




  Announce   Complete
      Date       Date Buyer Short Name            ST   Target Name                    ST
      ----       ---- ----------------            --   -----------                    --
09/30/1999 01/28/2000 Wells Fargo & Co.           CA  North County Bncrp              CA
09/28/1999 03/08/2000 Columbia Bncrp              MD  Suburban Bncshrs, Inc.          MD
09/22/1999 03/01/2000 City National Corp.         CA  Pacific Bank, N.A.              CA
09/10/1999 04/01/2000 Old Kent Fin Corp.          MI  Grand Premier Fin,  Inc.        IL
09/07/1999 12/30/1999 F&M Bncrp                   MD  Patapsco Valley Bncshrs, Inc.   MD
09/07/1999 03/20/2000 Gold Banc Corp.             KS  American Bncshrs, Inc.          FL
08/30/1999 01/06/2000 SJNB Fin Corp.              CA  Saratoga Bncrp                  CA
08/23/1999 02/18/2000 Centura Banks Inc.          NC  Triangle Bncrp, Inc.            NC
08/16/1999 02/17/2000 NBT Bncrp Inc.              NY  Lake Ariel Bncrp, Inc.          PA
08/02/1999 12/31/1999 Tompkins Trustco Inc.       NY  Letchworth Independent Bncshrs  NY
07/30/1999 02/11/2000 Old Kent Fin Corp.          MI  Merchants Bncrp, Inc.           IL
07/30/1999 03/10/2000 Old National Bncrp          IN  ANB Corp                        IN
07/29/1999 01/28/2000 Wells Fargo & Co.           CA  Prime Bncshrs, Inc.             TX
07/28/1999 01/14/2000 BB&T Corp.                  NC  Premier Bncshrs, Inc.           GA
07/12/1999 11/19/1999 Fifth Third Bncrp           OH  Peoples Bk Corp of Indianapolis IN
06/30/1999 12/01/1999 Webster Fin Corp.           CT  New England Cmmnty Bncrp, Inc.  CT
06/29/1999 12/01/1999 Hudson United Bncrp         NJ  JeffBanks, Inc.                 PA
06/29/1999 12/01/1999 Hudson United Bncrp         NJ  Southern Jersey Bncrp of DE     NJ
06/21/1999 01/11/2000 Citizens Fin Group, Inc.    RI  UST Corp                        MA
06/16/1999 10/29/1999 Fifth Third Bncrp           OH  CNB Bncshrs, Inc.               IN
06/07/1999 09/29/1999 Sky Fin Group Inc.          OH  Mahoning National Bncrp, Inc    OH
06/02/1999 05/10/2000 Peoples Heritage            ME  Banknorth Group, Inc.           VT
06/01/1999 10/01/1999 AmSouth Bncrp.              AL  First American Corp             TN
05/19/1999 11/15/1999 U.S. Bncrp                  MN  Western Bncrp                   CA
05/18/1999 10/04/1999 CVB Fin Corp.               CA  Orange National Bncrp           CA
05/10/1999 12/31/1999 HSBC Hldngs, Plc                Republic NY Corp                NY
05/03/1999 10/15/1999 Greater Bay Bncrp           CA  Bay Commercial Srvcs            CA
04/30/1999 09/20/1999 Firstar Corp.               WI  Mercantile Bncrp, Inc.          MO
04/27/1999 10/06/1999 Zions Bncrp.                UT  Regency Bncrp                   CA
04/19/1999 11/01/1999 Citizens Banking Corp.      MI  F&M Bncrp, Inc.                 WI
03/22/1999 10/12/1999 PSB Bncrp Inc.              PA  First Bk of Philadelphia        PA
03/19/1999 09/03/1999 Old Kent Fin Corp.          MI  Pinnacle Banc Group, Inc.       IL
03/19/1999 10/05/1999 Synovus Fin Corp.           GA  Merit Hldng Corp                GA
02/25/1999 08/30/1999 BB&T Corp.                  NC  Matewan Bncshrs, Inc.           WV
02/25/1999 07/01/1999 BancWest Corp.              HI  SierraWest Bncrp                CA
02/23/1999 07/02/1999 MidCity Fin Corp            IL  Damen Fin Corp                  IL
02/22/1999 07/16/1999 Union Planters Corp.        TN  Republic Banking Corp of FL     FL
02/18/1999 07/16/1999 U.S. Bncrp                  MN  Bank of Commerce                CA
02/18/1999 08/02/1999 Summit Bncrp                NJ  Prime Bncrp, Inc.               PA
02/18/1999 11/30/1999 Union Bnkshrs Inc.          VT  Citizens Savings B&T Co         VT
02/01/1999 07/31/1999 Independence Comm. Bk Corp. NY  Broad National Bncrp            NJ
01/28/1999 07/14/1999 BB&T Corp.                  NC  Mason-Dixon Bncshrs, Inc.       MD
01/26/1999 05/21/1999 Greater Bay Bncrp           CA  Bay Area Bncshrs                CA
12/30/1998 06/14/1999 First Security Corp.        UT  XEON Fin Corp.                  NV
12/24/1998 06/18/1999 Banterra Corp.              IL  Heartland Bncshrs, Inc          IL
12/17/1998 06/11/1999 Valley National Bncrp       NJ  Ramapo Fin Corp                 NJ
12/16/1998 05/28/1999 Chittenden Corp.            VT  Vermont Fin Srvcs Corp.         VT
12/14/1998 08/06/1999 Sky Fin Group Inc.          OH  First Western Bncrp, Inc.       PA
12/10/1998 07/14/1999 BT Fin Corp.                PA  First Philson Fin Corp          PA
12/09/1998 06/01/1999 M&T Bk Corp.                NY  FNB Rochester Corp.             NY
12/07/1998 07/15/1999 Lakeland Bncrp              NJ  High Point Fin Corp.            NJ
11/11/1998 05/20/1999 Webster Fin Corp.           CT  Village Bncrp, Inc.             CT
11/10/1998 03/22/1999 F&M National Corp.          VA  Security Bk Corp                VA
11/04/1998 04/22/1999 Webster Fin Corp.           CT  Maritime Bk & Trust Co          CT
10/06/1998 12/30/1998 Western Bncrp               CA  PNB Fin Group                   CA
09/17/1998 01/15/1999 Commerce Bncrp Inc.         NJ  Prestige Fin Corp.              NJ
09/16/1998 01/22/1999 Eldorado Bncshrs            CA  Antelope Valley Bank            CA


                                                     Target Financials at Announcement
                                                 -----------------------------------------------------
                                                     Total  Equity/            NPAs/            Rsrvs/
  Announce   Complete                               Assets  Assets  ROAA  ROAE Assets             NPLs
      Date       Date Buyer Short Name              ($000)    (%)    (%)   (%)   [%]               (%)
      ----       ---- ----------------              ------    ---    ---   ---   ---               ---
09/30/1999 01/28/2000 Wells Fargo & Co.            349,003    9.22  1.26  13.79  2.17           47.65
09/28/1999 03/08/2000 Columbia Bncrp               222,575    9.14  0.43   4.37  0.91          106.67
09/22/1999 03/01/2000 City National Corp.          728,622   10.10  1.11  10.36  0.35          480.66
09/10/1999 04/01/2000 Old Kent Fin Corp.         1,574,959   11.92  1.74  14.39  0.32          275.85
09/07/1999 12/30/1999 F&M Bncrp                    173,636    9.60  0.27   2.75  0.42          190.35
09/07/1999 03/20/2000 Gold Banc Corp.              484,828    5.57  0.40   7.02  0.98           54.02
08/30/1999 01/06/2000 SJNB Fin Corp.               148,558   10.00  1.29  12.62  0.00              NA
08/23/1999 02/18/2000 Centura Banks Inc.         2,285,333    7.21  1.25  16.05  0.23          590.77
08/16/1999 02/17/2000 NBT Bncrp Inc.               492,894    7.12  0.82  10.43  0.63          107.11
08/02/1999 12/31/1999 Tompkins Trustco Inc.        280,555   12.09  1.37  11.44    NA          583.57
07/30/1999 02/11/2000 Old Kent Fin Corp.           920,961    7.79  1.09  26.23  0.66          153.17
07/30/1999 03/10/2000 Old National Bncrp           642,494    9.53  1.03  10.70  0.27          320.79
07/29/1999 01/28/2000 Wells Fargo & Co.          1,199,706    7.29  1.24  16.40  0.14          555.81
07/28/1999 01/14/2000 BB&T Corp.                 1,510,890    9.09  1.58  16.60  0.28          489.08
07/12/1999 11/19/1999 Fifth Third Bncrp            650,445    8.06  1.23  15.25  0.12              NA
06/30/1999 12/01/1999 Webster Fin Corp.            786,909    9.17  1.11  11.77  1.02              NA
06/29/1999 12/01/1999 Hudson United Bncrp        1,684,467    7.90  0.94  11.77  0.84              NA
06/29/1999 12/01/1999 Hudson United Bncrp          465,446    6.66  0.22   3.25    NA           39.88
06/21/1999 01/11/2000 Citizens Fin Group, Inc.   5,929,827    9.02  1.17  12.87  0.48          266.33
06/16/1999 10/29/1999 Fifth Third Bncrp          7,218,796    7.17  1.39  19.32  0.56          152.92
06/07/1999 09/29/1999 Sky Fin Group Inc.           808,691   12.01  1.85  15.40    NA              NA
06/02/1999 05/10/2000 Peoples Heritage           4,338,522    7.48  1.23  16.75  0.50          227.00
06/01/1999 10/01/1999 AmSouth Bncrp.            20,326,467    8.94  1.31  14.73  0.26              NA
05/19/1999 11/15/1999 U.S. Bncrp                 2,496,237   14.22  1.44  10.08  0.79          183.91
05/18/1999 10/04/1999 CVB Fin Corp.                279,054    8.66  1.06  12.57  0.74           80.61
05/10/1999 12/31/1999 HSBC Hldngs, Plc          50,453,034    6.34  0.39   6.05  0.19              NA
05/03/1999 10/15/1999 Greater Bay Bncrp            144,202    7.90  0.96  11.28  0.35          196.39
04/30/1999 09/20/1999 Firstar Corp.             35,578,819    8.72  1.33  15.20  0.49          284.80
04/27/1999 10/06/1999 Zions Bncrp.                 231,967    9.68  1.77  18.17  0.81              NA
04/19/1999 11/01/1999 Citizens Banking Corp.     2,429,651    9.85  1.43  14.58  0.68          174.45
03/22/1999 10/12/1999 PSB Bncrp Inc.                63,479    9.04  1.27  14.43  2.21           95.91
03/19/1999 09/03/1999 Old Kent Fin Corp.         1,147,478   10.23  1.36  14.42  0.36          173.81
03/19/1999 10/05/1999 Synovus Fin Corp.            306,367   12.18  1.70  14.36  0.13              NA
02/25/1999 08/30/1999 BB&T Corp.                   683,634    9.78  0.92   9.17  0.89          120.91
02/25/1999 07/01/1999 BancWest Corp.               879,169    8.90  0.92  10.48  1.36           80.22
02/23/1999 07/02/1999 MidCity Fin Corp             220,204   19.61  0.87   4.41  0.24           86.68
02/22/1999 07/16/1999 Union Planters Corp.       1,542,658   10.97  1.00   9.35  0.66          149.87
02/18/1999 07/16/1999 U.S. Bncrp                   638,166    9.56  1.92  24.90  0.37          220.03
02/18/1999 08/02/1999 Summit Bncrp               1,039,340    8.64  1.20  14.42  0.35          328.83
02/18/1999 11/30/1999 Union Bnkshrs Inc.            98,907   10.78  1.14  10.66  0.76          150.63
02/01/1999 07/31/1999 Independence Comm. Bk Co     622,276    7.09  1.22  18.35  0.72          187.31
01/28/1999 07/14/1999 BB&T Corp.                 1,083,283    7.54  1.02  13.96  0.67          131.16
01/26/1999 05/21/1999 Greater Bay Bncrp            151,605    9.11  1.71  18.08  0.10              NA
12/30/1998 06/14/1999 First Security Corp.         121,024    8.11  1.56  19.34  0.10              NA
12/24/1998 06/18/1999 Banterra Corp.                62,905   18.07 -0.07  -0.40  1.33           74.81
12/17/1998 06/11/1999 Valley National Bncrp        327,779   10.18  1.18  11.27  0.70              NM
12/16/1998 05/28/1999 Chittenden Corp.           2,110,300   10.17  0.89   8.71  0.65          146.59
12/14/1998 08/06/1999 Sky Fin Group Inc.         2,203,139    6.72  1.00  13.35  0.11              NA
12/10/1998 07/14/1999 BT Fin Corp.                 213,742   11.83  1.36  11.58  0.10              NA
12/09/1998 06/01/1999 M&T Bk Corp.                 567,896    6.60  0.88  13.78  0.37          278.68
12/07/1998 07/15/1999 Lakeland Bncrp               252,746    9.56  0.85   9.01  1.70          118.55
11/11/1998 05/20/1999 Webster Fin Corp.            234,257    7.11  0.88  12.36  0.58           86.50
11/10/1998 03/22/1999 F&M National Corp.            61,706   12.86  0.49   3.68  2.65           37.13
11/04/1998 04/22/1999 Webster Fin Corp.            103,663    6.81  0.96  13.42  0.15              NM
10/06/1998 12/30/1998 Western Bncrp                267,408   10.95  2.88  25.90  0.62          319.61
09/17/1998 01/15/1999 Commerce Bncrp Inc.          310,399    6.83  1.15  16.54  0.28          234.22
09/16/1998 01/22/1999 Eldorado Bncshrs             200,916   10.26  0.87   8.52    NA              NA

                                                                       Deal Terms and Pricing at Announcement
                                                       ----------------------------------------------------------------
                                                           Deal     Price/
  Announce    Complete                                    Value      Share               P/B      P/TB      P/E     P/A
      Date        Date  Buyer Short Name                   ($M)        ($)   Consid.     (%)       (%)      (x)     (%)
      ----        ----  ----------------                   ----        ---   -------     ---       ---      ---     ---
09/30/1999  01/28/2000  Wells Fargo & Co.                 112.9      21.00    Stock   321.10    323.08    22.34   32.35
09/28/1999  03/08/2000  Columbia Bncrp                     34.5       3.00    Stock   166.67    166.67    27.27   15.50
09/22/1999  03/01/2000  City National Corp.               151.4      29.00    Mixed   197.14    220.20    42.03   20.78
09/10/1999  04/01/2000  Old Kent Fin Corp.                393.1      16.66    Mixed   206.44    225.44    12.34   24.96
09/07/1999  12/30/1999  F&M Bncrp                          47.0      34.07    Stock   279.29    292.47       NM   27.07
09/07/1999  03/20/2000  Gold Banc Corp.                    93.1      18.18    Stock   338.55    339.18    45.45   19.20
08/30/1999  01/06/2000  SJNB Fin Corp.                     43.1      23.28    Stock   248.66    248.66    20.60   29.01
08/23/1999  02/18/2000  Centura Banks Inc.                607.7      23.40    Stock   356.16    412.70    24.38   26.59
08/16/1999  02/17/2000  NBT Bncrp Inc.                     92.6      18.50    Stock   255.88    272.06    25.00   18.79
08/02/1999  12/31/1999  Tompkins Trustco Inc.              83.9      19.35    Stock   246.81        NA    23.14   18.94
07/30/1999  02/11/2000  Old Kent Fin Corp.                185.9      35.12    Stock   253.57    284.14    20.07   20.19
07/30/1999  03/10/2000  Old National Bncrp                212.8      37.58    Stock   299.11    358.06    25.58   29.05
07/29/1999  01/28/2000  Wells Fargo & Co.                 243.9      24.11    Stock   270.31    284.34    17.86   20.33
07/28/1999  01/14/2000  BB&T Corp.                        598.4      18.43    Stock   338.56    347.19    22.07   30.35
07/12/1999  11/19/1999  Fifth Third Bncrp                 228.2      73.00    Stock   417.84    417.84    27.44   35.08
06/30/1999  12/01/1999  Webster Fin Corp.                 221.1      30.08    Stock   290.05    310.40    27.59   28.10
06/29/1999  12/01/1999  Hudson United Bncrp               386.9      33.19    Stock   274.08    285.39    22.89   22.97
06/29/1999  12/01/1999  Hudson United Bncrp                58.6      44.02    Stock   160.20    160.20       NM   12.59
06/21/1999  01/11/2000  Citizens Fin Group, Inc.        1,412.0      32.00    Cash    256.00    282.69    25.60   23.81
06/16/1999  10/29/1999  Fifth Third Bncrp               2,327.9      59.68    Stock   332.29    358.65    32.97   32.25
06/07/1999  09/29/1999  Sky Fin Group Inc.                305.6      48.66    Stock   315.77    315.77    21.44   37.91
06/02/1999  05/10/2000  Peoples Heritage                  778.2      32.85    Stock   234.98    305.87    22.05   17.94
06/01/1999  10/01/1999  AmSouth Bncrp.                  6,340.5      53.09    Stock   340.76    388.08    28.85   31.19
05/19/1999  11/15/1999  U.S. Bncrp                        958.1      44.40    Stock   261.45    437.39    47.74   38.38
05/18/1999  10/04/1999  CVB Fin Corp.                      77.3      36.66    Stock   303.45    305.73    21.95   27.70
05/10/1999  12/31/1999  HSBC Hldngs, Plc                8,077.8      72.00    Cash    277.46    305.73    51.80   16.01
05/03/1999  10/15/1999  Greater Bay Bncrp                  29.2      21.49    Stock   203.90    205.26    22.62   20.25
04/30/1999  09/20/1999  Firstar Corp.                  10,669.6      66.00    Stock   335.87    445.93    27.39   29.99
04/27/1999  10/06/1999  Zions Bncrp.                       63.4      22.43    Stock   262.33    264.49    17.12   27.33
04/19/1999  11/01/1999  Citizens Banking Corp.            822.2      50.82    Stock   331.67    347.62    23.79   32.38
03/22/1999  10/12/1999  PSB Bncrp Inc.                     15.7       6.00    Stock   273.66    273.66    20.88   24.73
03/19/1999  09/03/1999  Old Kent Fin Corp.                239.8      32.27    Stock   205.12    248.96    16.55   20.90
03/19/1999  10/05/1999  Synovus Fin Corp.                 118.2      24.15    Stock   302.27    302.27    23.45   38.58
02/25/1999  08/30/1999  BB&T Corp.                        124.1      26.13    Stock   202.09    251.01    21.07   18.15
02/25/1999  07/01/1999  BancWest Corp.                    198.7      36.08    Stock   244.44    250.73    25.59   22.60
02/23/1999  07/02/1999  MidCity Fin Corp                   53.8      18.35    Cash    119.86    119.86    26.99   24.43
02/22/1999  07/16/1999  Union Planters Corp.              419.0      19.25    Cash    241.83    259.78    25.00   27.16
02/18/1999  07/16/1999  U.S. Bncrp                        306.3      19.13    Stock   455.36    455.36    22.50   48.00
02/18/1999  08/02/1999  Summit Bncrp                      302.5      26.58    Stock   324.91    335.16    24.61   29.11
02/18/1999  11/30/1999  Union Bnkshrs Inc.                 22.3     146.74    Stock   209.15    209.15    20.61   22.55
02/01/1999  07/31/1999  Independence Comm. Bk Corp.       138.8      26.50    Mixed   296.09    297.42    18.66   22.31
01/28/1999  07/14/1999  BB&T Corp.                        245.8      48.34    Stock   299.16    326.43    23.35   22.69
01/26/1999  05/21/1999  Greater Bay Bncrp                  43.6      41.78    Stock   303.84    303.84    19.08   28.76
12/30/1998  06/14/1999  First Security Corp.               32.2      10.14    Stock   290.54    290.54       NM   26.61
12/24/1998  06/18/1999  Banterra Corp.                     13.2      15.75    Cash    115.38    115.38       NM   20.98
12/17/1998  06/11/1999  Valley National Bncrp             105.1      12.09    Stock   293.35    297.68    29.48   32.06
12/16/1998  05/28/1999  Chittenden Corp.                  454.2      34.64    Stock   208.18    285.58    27.94   21.52
12/14/1998  08/06/1999  Sky Fin Group Inc.                426.5      37.24    Stock   279.98    479.87    22.03   19.36
12/10/1998  07/14/1999  BT Fin Corp.                       80.6      46.26    Stock   318.81    318.81    29.46   37.71
12/09/1998  06/01/1999  M&T Bk Corp.                      128.8      32.72    Mixed   316.15    316.15    25.17   22.68
12/07/1998  07/15/1999  Lakeland Bncrp                     65.6      18.60    Stock   293.38    293.38    32.07   28.74
11/11/1998  05/20/1999  Webster Fin Corp.                  47.3      23.50    Stock   271.68    271.68    31.33   20.19
11/10/1998  03/22/1999  F&M National Corp.                 17.4      17.25    Stock   208.33    208.33    40.12   28.20
11/04/1998  04/22/1999  Webster Fin Corp.                  20.8      26.67    Stock   266.43    266.43    23.19   19.97
10/06/1998  12/30/1998  Western Bncrp                      96.3      31.63    Stock   292.55    292.55    13.87   36.01
09/17/1998  01/15/1999  Commerce Bncrp Inc.                75.2      16.25    Stock   325.65    325.65    24.62   24.23
09/16/1998  01/22/1999  Eldorado Bncshrs                   44.5      58.00    Stock   215.93    265.93    22.75   22.15

                                                                            Control Premium
                                                          -------------------------------------------------
                                                          Prem/        Relative to Previous Trading Price
                                                                    ---------------------------------------
  Announce    Complete                                     Deps      1 Day     1 Month    3 Month    1 Year
      Date        Date  Buyer Short Name                    (%)        (%)         (%)        (%)       (%)
      ----        ----  ----------------                    ---        ---         ---        ---       ---
09/30/1999  01/28/2000  Wells Fargo & Co.                 27.60       7.01       23.53      25.37     64.86
09/28/1999  03/08/2000  Columbia Bncrp                     7.74      37.14       29.73      20.00      2.11
09/22/1999  03/01/2000  City National Corp.               15.73      42.33       56.76      43.21     31.82
09/10/1999  04/01/2000  Old Kent Fin Corp.                19.58      11.07       25.74      41.79     35.75
09/07/1999  12/30/1999  F&M Bncrp                         22.01      23.90       27.38      28.58    -27.50
09/07/1999  03/20/2000  Gold Banc Corp.                   21.73      51.50      120.36     117.07     96.54
08/30/1999  01/06/2000  SJNB Fin Corp.                    32.53      22.50       17.11      41.06     45.47
08/23/1999  02/18/2000  Centura Banks Inc.                31.46      41.82       42.36      50.97     37.14
08/16/1999  02/17/2000  NBT Bncrp Inc.                    20.63      42.31       60.87      72.09     29.50
08/02/1999  12/31/1999  Tompkins Trustco Inc.                NA      40.10       39.47      46.05     14.67
07/30/1999  02/11/2000  Old Kent Fin Corp.                19.58       8.90       25.43      37.73     15.15
07/30/1999  03/10/2000  Old National Bncrp                30.06      33.02       60.77      87.90     32.44
07/29/1999  01/28/2000  Wells Fargo & Co.                 19.64      19.81       43.42      50.70      3.43
07/28/1999  01/14/2000  BB&T Corp.                        32.76      -5.19       -1.05      -5.49    -31.59
07/12/1999  11/19/1999  Fifth Third Bncrp                 34.48      52.08       89.60     100.68    105.62
06/30/1999  12/01/1999  Webster Fin Corp.                 26.26      12.44       52.29      49.92     30.77
06/29/1999  12/01/1999  Hudson United Bncrp               23.16      18.54       29.53      59.96      6.38
06/29/1999  12/01/1999  Hudson United Bncrp                7.60      85.36       74.34      53.12     -9.31
06/21/1999  01/11/2000  Citizens Fin Group, Inc.          23.74      31.96       33.33      38.01     22.49
06/16/1999  10/29/1999  Fifth Third Bncrp                 37.14      44.02       47.13      42.52     36.41
06/07/1999  09/29/1999  Sky Fin Group Inc.                41.01      54.48       72.25      76.95     39.53
06/02/1999  05/10/2000  Peoples Heritage                  15.87      22.80       24.26      20.00     -8.27
06/01/1999  10/01/1999  AmSouth Bncrp.                    37.95      30.08       36.79      27.93     17.00
05/19/1999  11/15/1999  U.S. Bncrp                        39.68      13.83       29.98      47.98      3.09
05/18/1999  10/04/1999  CVB Fin Corp.                     22.80      31.80       40.99      37.68     27.50
05/10/1999  12/31/1999  HSBC Hldngs, Plc                  16.32       2.86       30.61      81.42      8.78
05/03/1999  10/15/1999  Greater Bay Bncrp                 19.77      15.39       45.70      43.27     36.45
04/30/1999  09/20/1999  Firstar Corp.                     38.13      28.78       37.85      46.87     19.18
04/27/1999  10/06/1999  Zions Bncrp.                      23.74      12.15       36.97      12.15     54.68
04/19/1999  11/01/1999  Citizens Banking Corp.            31.82      27.84       50.01      58.19     37.17
03/22/1999  10/12/1999  PSB Bncrp Inc.                    19.04       3.23       20.00      20.00     20.00
03/19/1999  09/03/1999  Old Kent Fin Corp.                17.39      18.68       19.22      13.21     -6.82
03/19/1999  10/05/1999  Synovus Fin Corp.                 37.22      25.87       31.43      28.81      8.54
02/25/1999  08/30/1999  BB&T Corp.                        15.03     -13.26      -19.60      -3.22     -0.46
02/25/1999  07/01/1999  BancWest Corp.                    19.63      26.74       41.49      42.54     -1.15
02/23/1999  07/02/1999  MidCity Fin Corp                  12.32      20.33       24.41      26.55      1.24
02/22/1999  07/16/1999  Union Planters Corp.              26.72      10.79       57.14      92.50      7.31
02/18/1999  07/16/1999  U.S. Bncrp                        48.08      15.91       16.35      29.11     23.39
02/18/1999  08/02/1999  Summit Bncrp                      34.43      47.66       47.66      41.75     49.74
02/18/1999  11/30/1999  Union Bnkshrs Inc.                15.09      59.50       60.37     101.01    186.32
02/01/1999  07/31/1999  Independence Comm. Bk Corp.       21.13      18.11       32.50      68.00     42.69
01/28/1999  07/14/1999  BB&T Corp.                        30.28      74.21       63.88      80.73     40.13
01/26/1999  05/21/1999  Greater Bay Bncrp                 27.75      30.56       52.61      59.15     42.83
12/30/1998  06/14/1999  First Security Corp.              23.50      35.20       32.98      44.86     57.50
12/24/1998  06/18/1999  Banterra Corp.                     3.91      28.57       38.46      29.90      5.00
12/17/1998  06/11/1999  Valley National Bncrp             26.30      55.95       82.43      92.42     42.19
12/16/1998  05/28/1999  Chittenden Corp.                  17.77      34.53       55.25      71.07     22.62
12/14/1998  08/06/1999  Sky Fin Group Inc.                23.80      23.10       46.03      60.16     34.19
12/10/1998  07/14/1999  BT Fin Corp.                      31.04      41.25       49.22      96.85     60.20
12/09/1998  06/01/1999  M&T Bk Corp.                      23.18      50.45       79.30      81.79     66.74
12/07/1998  07/15/1999  Lakeland Bncrp                    23.61      39.07       39.07      86.00     61.74
11/11/1998  05/20/1999  Webster Fin Corp.                 15.28      11.90       17.50      20.90     42.42
11/10/1998  03/22/1999  F&M National Corp.                28.98      50.00       56.82      38.00     64.29
11/04/1998  04/22/1999  Webster Fin Corp.                 15.85      33.35       27.00      33.35     94.56
10/06/1998  12/30/1998  Western Bncrp                     39.37       7.20        2.02      -6.99    107.82
09/17/1998  01/15/1999  Commerce Bncrp Inc.               20.90      25.00       35.42      16.07     30.00
09/16/1998  01/22/1999  Eldorado Bncshrs                  16.50      38.10       33.33      45.91     61.67

                                 CONFIDENTIAL                                  2

RP Financial, LC.
-----------------
Financial Services Industry Consultants


Acquisition Pricing of Publicly-Traded Banks for Deals Announced 1998 to Present
         Excludes Mergers of Equals and Strategic Merger Transactions



                                                                                          Target Financials at Announcement
                                                                                       -------------------------------------
                                                                                          Total  Equity/              NPAs/  Rsrvs/

Announce     Complete                                                                     Assets  Assets ROAA   ROAE Assets    NPLs
    Date         Date Buyer Short Name              ST  Target Name                ST     ($000)     (%)  (%)    (%)    (%)     (%)
    ----         ---- ----------------              --  -----------                --  ---------   ----- ----  -----   ----  ------
08/27/1998 03/05/1999 BB&T Corp.                    NC  MainStreet Fin Corp        VA   2,041,955   7.84 1.02  12.68   0.32  286.02
08/25/1998 03/31/1999 Summit Bncrp                  NJ  New Canaan B&T Co          CT     173,422   9.12 1.26  12.88   0.47  259.65
08/11/1998 02/12/1999 FirstMerit Corp.              OH  Signal Corp.               OH   1,519,719   7.11 1.09  15.26   0.29  110.06
08/07/1998 12/31/1998 City Hldng Co.                WV  Horizon Bncrp, Inc.        WV   1,043,327  10.91 1.40  12.64   0.65  180.07
07/31/1998 12/31/1998 Banknorth Group Inc.          VT  Evergreen Bncrp, Inc.      NY   1,048,307   8.19 1.16  13.72   0.52  270.46
07/28/1998 01/22/1999 Patriot Bk Corp.              PA  First Lehigh Corp          PA     110,628  13.13 1.08   8.15   4.42   51.61
07/20/1998 12/31/1998 SunTrust Banks Inc.           GA  Crestar Fin Corp           VA  26,161,173   8.43 1.40  16.44   0.29  414.66
07/16/1998 12/31/1998 First Commonwealth Financial  PA  Southwest National Corp    PA     742,106  11.24 1.17  10.46   0.46  193.83
05/28/1998 11/20/1998 First American Corp.          TN  Pioneer Bncshrs, Inc       TN     993,087  10.16 0.97   9.47   0.51  201.34
05/26/1998 09/15/1998 First Banks Inc.              MO  Republic Bank              CA     122,622   4.62 1.32  33.20   4.06   28.79
05/08/1998 09/28/1998 Mercantile Bncrp.             MO  First Fin Bncrp            IA     568,442  10.60 1.24  11.77     NA      NA
04/21/1998 10/01/1998 Old Kent Fin Corp.            MI  First Evergreen Corp       IL   1,933,096  10.25 0.94   9.51   0.12  153.96
04/17/1998 10/23/1998 Western Bncrp                 CA  Bank of Los Angeles        CA     278,161  11.54 1.38  11.89     NA   53.42
04/14/1998 08/31/1998 Anchor Fin Corp.              SC  ComSouth Bnkshrs, Inc.     SC     205,572   7.79 1.24  15.18   0.04      NA
04/14/1998 12/16/1998 Susquehanna Bncshrs Inc.      PA  Cardinal Bncrp, Inc        PA     129,941  13.22 1.43  11.48   0.37  308.04
04/09/1998 08/21/1998 Star Banc Corp                OH  Trans Fin,  Inc.           KY   2,115,011   7.13 1.20  17.03   1.11   97.90
04/01/1998 08/31/1998 Union Planters Corp.          TN  AMBANC Corp.               IN     759,395  10.32 1.14  11.14   0.48  185.32
03/19/1998 07/31/1998 JeffBanks Inc.                PA  Regent Bncshrs Corp.       PA     225,619   8.04 0.46   7.55     NA      NA
03/19/1998 08/14/1998 New England Cmmnty Bncrp      CT  Bank of South Windsor      CT     155,123   6.99 0.82  12.42   0.48  408.33
03/15/1998 07/01/1998 St. Paul Bncrp Inc.           IL  Beverly Bncrp, Inc.        IL     669,234  10.22 1.09  10.82   0.33  194.32
03/03/1998 08/14/1998 Hudson United Bncrp           NJ  Cmmnty Fin Hldng Corp      NJ     150,671   7.69 0.48   5.64   0.56  131.62
02/22/1998 07/01/1998 Union Planters Corp.          TN  Magna Group, Inc.          MO   7,074,969   8.85 1.09  12.29   0.45  198.37
02/19/1998 05/30/1998 First Security Corp.          UT  California State Bank      CA     849,232   9.82 1.19  11.57   0.60  196.29
02/13/1998 09/11/1998 Regions Fin Corp.             AL  First Cmmnty Banking       GA     120,630   8.51 1.29  16.24   1.39  129.93
                                                         Srvcs, Inc.
02/09/1998 06/30/1998 Banco Bilbao Vizcaya Argent       PonceBank                  PR   1,096,651   8.51 0.96  11.65   3.07   55.15
                       SA
02/02/1998 07/01/1998 Mercantile Bncrp.             MO  Firstbank of Illinois Co.  IL   2,170,047  10.50 1.42  13.66   0.55  193.42
01/30/1998 07/10/1998 Mid-State Bncshrs             CA  BSM Bncrp                  CA     335,829  10.34 1.26  11.87   0.67  213.04
01/26/1998 09/14/1998 Fulton Fin Corp.              PA  Ambassador Bk-Commonwealth PA     257,731   7.88 0.80  11.66   0.29  313.31
01/15/1998 07/01/1998 First Midwest Bncrp Inc.      IL  Heritage Fin Srvcs, Inc.   IL   1,284,703   9.03 1.39  16.12   0.19  538.98
01/12/1998 07/01/1998 Mercantile Bncrp.             MO  CBT Corp                   KY   1,044,679  11.22 1.29  11.14   0.56  167.55
01/12/1998 03/30/1998 National City Corp.           OH  Fort Wayne National Corp   IN   3,292,602   8.80 1.15  12.22   0.45  223.61
01/08/1998 07/07/1998 Union Planters Corp.          TN  CB&T, Inc                  TN     268,119  12.63 1.68  13.81     NA      NA

                                                        Average:  All Deals             4,874,684   9.16 1.09  12.27   0.66  209.60
                                                        Median:  All Deals                581,784   8.88 1.15  12.63   0.48  190.35

                                                        Average:  2000 Deals           10,139,033   8.40 0.96  11.41   0.54  215.97
                                                        Median:  2000 Deals               552,504   8.48 1.14  13.06   0.39  202.20

                                                        Average:  1999 Deals            3,058,664   9.56 1.17  12.79   0.64  216.30
                                                        Median:  1999 Deals               646,470   9.10 1.21  12.75   0.52  179.18

                                                        Average:  1998 Deals            1,434,341   9.49 1.12  12.58   0.81  195.98
                                                        Median:  1998 Deals               331,804   9.34 1.15  12.06   0.48  193.63

                                                                                           Deal and Pricing at Announcement
                                                                                       ----------------------------------------
                                                                                          Deal   Price/

Announce     Complete                                                                    Value    Share             P/B    P/TB
    Date         Date Buyer Short Name              ST  Target Name                ST     ($M)      ($) Consid.     (%)     (%)
    ----         ---- ----------------              --  -----------                --   ------   ------ -------  ------  ------
08/27/1998 03/05/1999 BB&T Corp.                    NC  MainStreet Fin Corp        VA    539.7    37.98   Stock  320.45  340.25
08/25/1998 03/31/1999 Summit Bncrp                  NJ  New Canaan B&T Co          CT     49.4   135.00   Stock  285.41  285.41
08/11/1998 02/12/1999 FirstMerit Corp.              OH  Signal Corp.               OH    473.0    37.21   Mixed  321.87  466.85
08/07/1998 12/31/1998 City Hldng Co.                WV  Horizon Bncrp, Inc.        WV    413.4    45.00   Stock  360.87  378.79
07/31/1998 12/31/1998 Banknorth Group Inc.          VT  Evergreen Bncrp, Inc.      NY    318.7    34.43   Stock  351.28  351.99
07/28/1998 01/22/1999 Patriot Bk Corp.              PA  First Lehigh Corp          PA     23.4     6.63   Stock  157.58  157.58
07/20/1998 12/31/1998 SunTrust Banks Inc.           GA  Crestar Fin Corp           VA  9,606.1    83.94   Stock  427.18  469.73
07/16/1998 12/31/1998 First Commonwealth Financial  PA  Southwest National Corp    PA    269.8    88.63   Stock  325.50  326.22
05/28/1998 11/20/1998 First American Corp.          TN  Pioneer Bncshrs, Inc       TN    292.0    76.31   Stock  284.33  300.80
05/26/1998 09/15/1998 First Banks Inc.              MO  Republic Bank              CA     19.3    14.73   Cash   300.00  300.00
05/08/1998 09/28/1998 Mercantile Bncrp.             MO  First Fin Bncrp            IA    167.2    46.48   Stock  274.03  286.88
04/21/1998 10/01/1998 Old Kent Fin Corp.            MI  First Evergreen Corp       IL    482.3 1,204.98   Stock  243.49  247.80
04/17/1998 10/23/1998 Western Bncrp                 CA  Bank of Los Angeles        CA    111.9    20.22   Stock  300.03  388.88
04/14/1998 08/31/1998 Anchor Fin Corp.              SC  ComSouth Bnkshrs, Inc.     SC     80.8    33.00   Stock  494.12  494.12
04/14/1998 12/16/1998 Susquehanna Bncshrs Inc.      PA  Cardinal Bncrp, Inc        PA     49.0    46.72   Stock  269.27  269.27
04/09/1998 08/21/1998 Star Banc Corp                OH  Trans Fin,  Inc.           KY    695.8    57.00   Stock  433.80  461.92
04/01/1998 08/31/1998 Union Planters Corp.          TN  AMBANC Corp.               IN    211.1    30.11   Stock  268.32  273.93
03/19/1998 07/31/1998 JeffBanks Inc.                PA  Regent Bncshrs Corp.       PA     53.1    15.61   Stock  293.33  293.33
03/19/1998 08/14/1998 New England Cmmnty Bncrp      CT  Bank of South Windsor      CT     35.3    33.67   Stock  297.70  297.70
03/15/1998 07/01/1998 St. Paul Bncrp Inc.           IL  Beverly Bncrp, Inc.        IL    170.6    28.10   Stock  236.65  239.33
03/03/1998 08/14/1998 Hudson United Bncrp           NJ  Cmmnty Fin Hldng Corp      NJ     28.5    25.28   Stock  224.32  224.32
02/22/1998 07/01/1998 Union Planters Corp.          TN  Magna Group, Inc.          MO  2,238.6    61.45   Stock  299.15  391.63
02/19/1998 05/30/1998 First Security Corp.          UT  California State Bank      CA    302.0    52.81   Stock  324.37  402.19
02/13/1998 09/11/1998 Regions Fin Corp.             AL  First Cmmnty Banking       GA     36.5    24.02   Stock  318.41  330.00
                                                         Srvcs, Inc.
02/09/1998 06/30/1998 Banco Bilbao Vizcaya Argent       PonceBank                  PR    164.6    26.10   Cash   172.85  172.96
                       SA
02/02/1998 07/01/1998 Mercantile Bncrp.             MO  Firstbank of Illinois Co.  IL    681.4    41.96   Stock  289.54  325.74
01/30/1998 07/10/1998 Mid-State Bncshrs             CA  BSM Bncrp                  CA     81.5    26.50   Stock  227.47  239.60
01/26/1998 09/14/1998 Fulton Fin Corp.              PA  Ambassador Bk-Commonwealth PA     76.9    34.79   Stock  315.42  316.86
01/15/1998 07/01/1998 First Midwest Bncrp Inc.      IL  Heritage Fin Srvcs, Inc.   IL    407.9    32.61   Stock  337.56  394.29
01/12/1998 07/01/1998 Mercantile Bncrp.             MO  CBT Corp                   KY    275.9    34.36   Stock  230.42  242.63
01/12/1998 03/30/1998 National City Corp.           OH  Fort Wayne National Corp   IN    846.8    44.44   Mixed  300.05  376.27
01/08/1998 07/07/1998 Union Planters Corp.          TN  CB&T, Inc                  TN     92.0   348.49   Stock  271.87  271.87

                                                        Average:  All Deals             958.66    42.28          259.86  283.27
                                                        Median:  All Deals              132.20    26.92          267.13  284.34

                                                        Average:  2000 Deals          1,653.26    25.52          221.14  243.39
                                                        Median:  2000 Deals              94.25    20.23          210.43  244.36

                                                        Average:  1999 Deals            763.58    33.44          270.60  292.84
                                                        Median:  1999 Deals             168.65    28.08          266.80  288.93

                                                        Average:  1998 Deals            454.40    69.77          288.11  311.89
                                                        Median:  1998 Deals             108.50    34.01          292.94  297.69


                                                                                         Deal and Pricing at Announcement
                                                                                         --------------------------------


Announce     Complete                                                                              P/E     P/A
    Date         Date Buyer Short Name              ST  Target Name                ST              (x)     (%)
    ----         ---- ----------------              --  -----------                --              ---     ---
08/27/1998 03/05/1999 BB&T Corp.                    NC  MainStreet Fin Corp        VA            27.38   25.49
08/25/1998 03/31/1999 Summit Bncrp                  NJ  New Canaan B&T Co          CT            22.80   28.49
08/11/1998 02/12/1999 FirstMerit Corp.              OH  Signal Corp.               OH            23.40   31.12
08/07/1998 12/31/1998 City Hldng Co.                WV  Horizon Bncrp, Inc.        WV            29.41   39.62
07/31/1998 12/31/1998 Banknorth Group Inc.          VT  Evergreen Bncrp, Inc.      NY            26.89   30.40
07/28/1998 01/22/1999 Patriot Bk Corp.              PA  First Lehigh Corp          PA             9.90   21.15
07/20/1998 12/31/1998 SunTrust Banks Inc.           GA  Crestar Fin Corp           VA            28.26   36.72
07/16/1998 12/31/1998 First Commonwealth Financial  PA  Southwest National Corp    PA            30.78   36.36
05/28/1998 11/20/1998 First American Corp.          TN  Pioneer Bncshrs, Inc       TN            29.69   29.40
05/26/1998 09/15/1998 First Banks Inc.              MO  Republic Bank              CA            10.60   15.74
05/08/1998 09/28/1998 Mercantile Bncrp.             MO  First Fin Bncrp            IA            23.83   29.41
04/21/1998 10/01/1998 Old Kent Fin Corp.            MI  First Evergreen Corp       IL            26.68   24.95
04/17/1998 10/23/1998 Western Bncrp                 CA  Bank of Los Angeles        CA            20.85   40.23
04/14/1998 08/31/1998 Anchor Fin Corp.              SC  ComSouth Bnkshrs, Inc.     SC            37.09   40.66
04/14/1998 12/16/1998 Susquehanna Bncshrs Inc.      PA  Cardinal Bncrp, Inc        PA            25.25   37.71
04/09/1998 08/21/1998 Star Banc Corp                OH  Trans Fin,  Inc.           KY            27.94   32.90
04/01/1998 08/31/1998 Union Planters Corp.          TN  AMBANC Corp.               IN            25.30   27.80
03/19/1998 07/31/1998 JeffBanks Inc.                PA  Regent Bncshrs Corp.       PA            57.10   23.54
03/19/1998 08/14/1998 New England Cmmnty Bncrp      CT  Bank of South Windsor      CT            26.72   22.76
03/15/1998 07/01/1998 St. Paul Bncrp Inc.           IL  Beverly Bncrp, Inc.        IL            24.00   25.49
03/03/1998 08/14/1998 Hudson United Bncrp           NJ  Cmmnty Fin Hldng Corp      NJ            45.14   18.92
02/22/1998 07/01/1998 Union Planters Corp.          TN  Magna Group, Inc.          MO            27.80   31.64
02/19/1998 05/30/1998 First Security Corp.          UT  California State Bank      CA            31.25   35.56
02/13/1998 09/11/1998 Regions Fin Corp.             AL  First Cmmnty Banking       GA            21.45   30.26
                                                         Srvcs, Inc.
02/09/1998 06/30/1998 Banco Bilbao Vizcaya Argent       PonceBank                  PR            15.26   15.01
                       SA
02/02/1998 07/01/1998 Mercantile Bncrp.             MO  Firstbank of Illinois Co.  IL            22.68   31.40
01/30/1998 07/10/1998 Mid-State Bncshrs             CA  BSM Bncrp                  CA            19.78   24.27
01/26/1998 09/14/1998 Fulton Fin Corp.              PA  Ambassador Bk-Commonwealth PA            32.21   29.84
01/15/1998 07/01/1998 First Midwest Bncrp Inc.      IL  Heritage Fin Srvcs, Inc.   IL            24.15   31.75
01/12/1998 07/01/1998 Mercantile Bncrp.             MO  CBT Corp                   KY            21.34   26.41
01/12/1998 03/30/1998 National City Corp.           OH  Fort Wayne National Corp   IN            23.39   25.73
01/08/1998 07/07/1998 Union Planters Corp.          TN  CB&T, Inc                  TN            22.21   34.31

                                                        Average:  All Deals                      24.31   24.26
                                                        Median:  All Deals                       22.68   23.99

                                                        Average:  2000 Deals                     21.23   18.80
                                                        Median:  2000 Deals                      18.02   18.72

                                                        Average:  1999 Deals                     25.14   25.83
                                                        Median:  1999 Deals                      23.02   25.70

                                                        Average:  1998 Deals                     26.42   28.16
                                                        Median:  1998 Deals                      25.28   28.35

                                                                                                      Control Premium
                                                                                        -------------------------------------------
                                                                                        Prem/   Relative to Previous Trading Price
                                                                                              -------------------------------------
Announce     Complete                                                                   Deps   1 Day   1 Month  3 Month    1 Year
    Date         Date Buyer Short Name              ST  Target Name                ST    (%)     (%)       (%)      (%)       (%)
    ----         ---- ----------------              --  -----------                --    ---     ---       ---      ---       ---
08/27/1998 03/05/1999 BB&T Corp.                    NC  MainStreet Fin Corp        VA  36.43   48.95     31.82    23.52     44.69
08/25/1998 03/31/1999 Summit Bncrp                  NJ  New Canaan B&T Co          CT  24.06   45.16     46.74    43.62    130.77
08/11/1998 02/12/1999 FirstMerit Corp.              OH  Signal Corp.               OH  49.84   32.89     27.21    17.38      9.44
08/07/1998 12/31/1998 City Hldng Co.                WV  Horizon Bncrp, Inc.        WV  39.37    6.19     13.92    25.87     41.73
07/31/1998 12/31/1998 Banknorth Group Inc.          VT  Evergreen Bncrp, Inc.      NY  30.00   24.05     19.48    17.69     91.25
07/28/1998 01/22/1999 Patriot Bk Corp.              PA  First Lehigh Corp          PA  10.24   -8.50     -3.51    -6.89     23.42
07/20/1998 12/31/1998 SunTrust Banks Inc.           GA  Crestar Fin Corp           VA  46.70   31.16     55.98    39.90     94.08
07/16/1998 12/31/1998 First Commonwealth Financial  PA  Southwest National Corp    PA  30.12   61.15     79.06    73.79    106.12
05/28/1998 11/20/1998 First American Corp.          TN  Pioneer Bncshrs, Inc       TN  27.34   33.88     41.32    49.63     98.22
05/26/1998 09/15/1998 First Banks Inc.              MO  Republic Bank              CA  13.20   -1.80     22.75    84.13    167.82
05/08/1998 09/28/1998 Mercantile Bncrp.             MO  First Fin Bncrp            IA  24.36   22.30     25.61    31.84    108.10
04/21/1998 10/01/1998 Old Kent Fin Corp.            MI  First Evergreen Corp       IL  18.80  180.23    180.23   180.23        NA
04/17/1998 10/23/1998 Western Bncrp                 CA  Bank of Los Angeles        CA  42.18   22.56     43.16    70.29    188.89
04/14/1998 08/31/1998 Anchor Fin Corp.              SC  ComSouth Bnkshrs, Inc.     SC  45.55    9.31     28.16    51.72    224.59
04/14/1998 12/16/1998 Susquehanna Bncshrs Inc.      PA  Cardinal Bncrp, Inc        PA  31.95   22.94     27.13    46.00    122.47
04/09/1998 08/21/1998 Star Banc Corp                OH  Trans Fin,  Inc.           KY  44.76   20.64     38.81    60.57    147.83
04/01/1998 08/31/1998 Union Planters Corp.          TN  AMBANC Corp.               IN  23.27    1.19     19.82    20.42     73.21
03/19/1998 07/31/1998 JeffBanks Inc.                PA  Regent Bncshrs Corp.       PA  24.99   11.46     11.46    11.46    131.19
03/19/1998 08/14/1998 New England Cmmnty Bncrp      CT  Bank of South Windsor      CT  20.07   17.11     37.43    53.05        NA
03/15/1998 07/01/1998 St. Paul Bncrp Inc.           IL  Beverly Bncrp, Inc.        IL  19.66   22.32     25.57    25.57     53.01
03/03/1998 08/14/1998 Hudson United Bncrp           NJ  Cmmnty Fin Hldng Corp      NJ  13.05    1.12     16.23    42.43     45.45
02/22/1998 07/01/1998 Union Planters Corp.          TN  Magna Group, Inc.          MO  36.89   31.44     41.66    57.55     95.07
02/19/1998 05/30/1998 First Security Corp.          UT  California State Bank      CA  38.99   20.70     32.02    65.34    148.50
02/13/1998 09/11/1998 Regions Fin Corp.             AL  First Cmmnty Banking       GA  27.84    0.62     47.84    53.14    149.13
                                                         Srvcs, Inc.
02/09/1998 06/30/1998 Banco Bilbao Vizcaya Argent       PonceBank                  PR  15.84   12.56     22.82    28.89     20.00
                       SA
02/02/1998 07/01/1998 Mercantile Bncrp.             MO  Firstbank of Illinois Co.  IL  29.13   10.41      9.69    32.14     78.53
01/30/1998 07/10/1998 Mid-State Bncshrs             CA  BSM Bncrp                  CA  18.37    0.00     -2.75    23.26     64.34
01/26/1998 09/14/1998 Fulton Fin Corp.              PA  Ambassador Bk-Commonwealth PA  29.58   26.51     32.54    61.82        NA
01/15/1998 07/01/1998 First Midwest Bncrp Inc.      IL  Heritage Fin Srvcs, Inc.   IL  31.49    7.80     26.94    41.01    119.83
01/12/1998 07/01/1998 Mercantile Bncrp.             MO  CBT Corp                   KY  25.68    3.33     16.96    37.42     40.23
01/12/1998 03/30/1998 National City Corp.           OH  Fort Wayne National Corp   IN  28.40    7.40      5.80    23.44     75.41
01/08/1998 07/07/1998 Union Planters Corp.          TN  CB&T, Inc                  TN  30.42  124.83    124.83   158.14        NA

                                                        Average:  All Deals            23.14   29.86     40.97    47.19     41.82
                                                        Median:  All Deals             22.01   23.75     33.33    43.21     34.19

                                                        Average:  2000 Deals           17.50   33.90     45.28    45.66     20.32
                                                        Median:  2000 Deals            16.53   28.78     39.48    43.58     19.57

                                                        Average:  1999 Deals           24.74   27.11     39.82    46.95     28.95
                                                        Median:  1999 Deals            22.98   22.65     35.06    42.73     27.53

                                                        Average:  1998 Deals           26.93   28.77     37.86    49.01     82.01
                                                        Median:  1998 Deals            25.99   23.02     32.28    43.03     69.98

RP Financial, LC.
-----------------
Financial Services Industry Consultants



  Acquisition Pricing of Publicly-Traded Thrifts for Deals Announced 1998 to
                                    Present
 Excludes Mergers of Equals, Strategic Merger Transactions and Acquisitions of
                           Mutual Holding Companies




                                                                                           Target Financials at Announcement
                                                                                         -------------------------------------
                                                                                             Total Equity/               NPAs/
Announce   Complete                                                                         Assets  Assets  ROAA   ROAE Assets
    Date       Date   Buyer Short Name              ST Target Name                   ST     ($000)     (%)   (%)    (%)    (%)
---------- ---------- ----------------------------- -- ----------------------------- --     ------     ---   ---    ---    ---
12/15/2000    Pending CKF Bncrp Inc.                KY First Lancaster Bncshrs, Inc. KY     57,126   22.33  0.83   3.69   2.37
12/11/2000    Pending FBOP Corp.                    IL PBOC Hldgs, Inc.              CA  3,276,687    6.55  1.12  20.71   0.57
12/09/2000    Pending United Cmmnty Finl Corp.      OH Industrial Bncrp, Inc.        OH    415,676   13.80  1.39   9.99   0.30
12/07/2000    Pending Platte Valley Fncl Service Co NE Tri-County Bncrp, Inc.        WY     97,529   10.55  0.42   3.89   0.00
11/24/2000    Pending Hudson River Bncrp            NY Cohoes Bncrp Inc.             NY    739,335   16.72  0.75   4.50   0.70
11/02/2000    Pending PSB Bncrp Inc.                PA Jade Fin Corp.                PA    213,732   12.95  0.45   3.39   0.02
10/25/2000    Pending DFC Acquisition Corp. Two     MO Hardin Bncrp, Inc.            MO    143,325    8.90  0.88   9.91   0.13
10/20/2000    Pending First Bncrp                   NC Century Bncrp, Inc.           NC    100,542   17.77  0.93   5.09   0.19
10/06/2000    Pending DFC Acquisition Corp. Two     MO Cameron Fin Corp              MO    299,235   13.31  0.82   5.70   0.05
09/20/2000    Pending Union Planters Corp.          TN Jefferson Svngs Bncrp, Inc.   MO  1,634,214    8.00  0.72   9.10   0.63
09/20/2000    Pending Glacier Bncrp Inc.            MT WesterFed Fin Corp            MT    945,663    9.37  0.79   8.88   0.31
09/19/2000    Pending Peoples Cmmnty Bncrp Inc.     OH Market Fin Corp               OH     55,926   26.08  0.56   2.12   0.00
09/06/2000    Pending BB&T Corp.                    NC FirstSpartan Fin Corp.        SC    585,657   11.85  1.06   8.71   0.75
08/31/2000 12/08/2000 Fifth Third Bncrp             OH Ottawa Fin Corp               MI  1,084,624    7.37  0.84  11.31   0.32
08/25/2000    Pending United Bncshrs Inc.           OH Delphos Citizens Bncrp, Inc.  OH    133,099   19.34  1.16   5.99   0.00
08/21/2000    Pending Washington Mutual Inc.        WA Bank United Corp              TX  8,197,572    4.55  0.74  16.39   0.70
08/16/2000    Pending Berkshire Bncrp Inc.          NY GSB Fin Corp                  NY    186,866   15.73  0.88   5.51   0.00
08/08/2000    Pending FNB Corp.                     VA SWVA Bncshrs, Inc.            VA     83,123    7.97  0.53   6.60   0.00
07/26/2000 11/15/2000 Allegiant Bncrp Inc.          MO Equality Bncrp, Inc.          MO    323,335    6.16  0.36   5.01   0.22
07/21/2000 12/31/2000 Seacoast Fin Services         MA Home Port Bncrp, Inc.         MA    328,455    8.57  1.64  19.08   0.00
07/18/2000 11/20/2000 Citco Cmmnty Bkshrs, Inc.     TN Twin City Bncrp, Inc.         TN    121,169   11.36  0.86   7.61   0.00
06/27/2000 12/01/2000 Queens County Bncrp Inc.      NY Haven Bncrp, Inc.             NY  2,965,912    3.46  0.01   0.39   0.25
06/16/2000 10/13/2000 Old Kent Fin Corp.            MI Home Bncrp                    IN    403,491    9.31  0.68   7.55   0.00
06/08/2000 11/10/2000 Troy Fin Corp.                NY Catskill Fin Corp             NY    346,102   16.21  1.29   7.93   0.11
06/05/2000 08/22/2000 Greater Atlantic Financial    VA Dominion SB, FSB              VA     43,430    2.18 -2.94 -67.50   1.01
06/02/2000 11/09/2000 Northeast PA Fin Corp.        PA Security-PA Fin Corp.         PA    134,400   14.47  0.70   4.51   1.67
05/31/2000 11/10/2000 NewMil Bncrp Inc.             CT Nutmeg FS&LA                  CT    121,889    8.69  1.08  12.18   0.55
05/16/2000 11/13/2000 Patapsco Bncrp Inc.           MD Northfield Bncrp, Inc.        MD     54,301   13.12  0.23   1.74   0.00
05/15/2000 10/31/2000 First United Bncshrs Inc.     AR Texarkana First Fin Corp      AR    206,487   13.28  1.55  11.78   0.28
05/04/2000 08/31/2000 Provident Bnkshrs Corp.       MD Harbor Fed Bncrp, Inc.        MD    253,112   10.07  0.82   7.90   0.22
04/25/2000 10/02/2000 Prudential Plc                   Highland Bncrp, Inc.          CA    654,778    7.36  1.60  21.76   0.63
03/28/2000 10/17/2000 Harris Fin MHC                PA York Fin Corp.                PA  1,546,213    7.07  0.65   8.53   0.68
03/28/2000 09/01/2000 Union Bnkshrs Co.             ME Mid-Coast Bncrp, Inc.         ME     76,429    7.26  0.67   9.05   0.00
03/21/2000 09/26/2000 Lincoln Bncrp                 IN Citizens Bncrp                IN     60,884   24.36  1.44   5.86   0.62
03/15/2000 07/31/2000 Richmond County Fin Corp      NY So Jersey Fin Corp, Inc.      NJ    334,607   17.12  0.28   1.63   0.04
02/22/2000 11/02/2000 Mutual SB                     WI First Northern Cptl Corp      WI    804,269    9.60  0.99   9.65   0.10
02/18/2000 07/14/2000 Fidelity Bncrp Inc.           PA Pennwood Bncrp, Inc.          PA     53,871   12.21  0.33   2.67   0.58
02/17/2000 07/19/2000 Sound Fed Bncrp (MHC)         NY Peekskill Fin Corp            NY    207,166   12.82  0.77   5.83   0.32
02/14/2000 07/31/2000 SouthBanc Shares Inc.         SC Heritage Bncrp, Inc.          SC    313,717   23.77    NA     NA   0.00
01/13/2000 06/20/2000 BancFirst Ohio Corp.          OH Milton Fed Fin Corp           OH    256,676    9.75  0.64   6.31   0.18
12/29/1999 07/07/2000 Niagara Bncrp Inc. (MHC)      NY CNY Fin Corp.                 NY    296,294   25.41  1.12   4.12   0.37
12/28/1999 04/11/2000 National Commerce Bncrp.      TN Piedmont Bncrp, Inc.          NC    140,178   13.77  0.72   5.22   0.75
12/21/1999 06/14/2000 Bank-Kentucky Finl Corp.      KY Fort Thomas Fin Corp          KY    100,517   13.34  1.00   7.96   2.46
12/16/1999 09/14/2000 First Bncrp                   NC First Svngs Bncrp, Inc.       NC    313,233   20.50  1.73   7.61   0.10
12/03/1999 07/15/2000 Midland States Bncrp, Inc.    IL CSB Fin Group, Inc.           IL     48,124   21.15  0.63   2.93   0.50
12/02/1999 06/26/2000 Webster Fin Corp.             CT MECH Financial, Inc.          CT  1,097,160    8.38  1.38  16.24   0.28
11/17/1999 06/30/2000 East Texas Fin Services       TX Gilmer Fin Services, Inc.     TX     38,985   10.50  0.60   6.26   0.73
10/27/1999 06/16/2000 Exchange National Bncshrs     MO CNS Bncrp, Inc.               MO     93,091   23.12  0.74   3.24   0.21
10/18/1999 04/10/2000 FNB Corp.                     NC Carolina Fincorp, Inc.        NC    119,155   13.22  0.80   5.99   0.17

                                                                                               Rsrvs/        Deal
Announce   Complete                                                                              NPLs       Value
    Date       Date   Buyer Short Name              ST Target Name                   ST           (%)        ($M)
---------- ---------- ----------------------------- -- ----------------------------- --           ---         ---
12/15/2000    Pending CKF Bncrp Inc.                KY First Lancaster Bncshrs, Inc. KY        146.72        13.8
12/11/2000    Pending FBOP Corp.                    IL PBOC Hldgs, Inc.              CA            NA       193.0
12/09/2000    Pending United Cmmnty Finl Corp.      OH Industrial Bncrp, Inc.        OH        172.26        91.8
12/07/2000    Pending Platte Valley Fncl Service Co NE Tri-County Bncrp, Inc.        WY          0.00        11.7
11/24/2000    Pending Hudson River Bncrp            NY Cohoes Bncrp Inc.             NY        126.70       160.7
11/02/2000    Pending PSB Bncrp Inc.                PA Jade Fin Corp.                PA            NA        25.4
10/25/2000    Pending DFC Acquisition Corp. Two     MO Hardin Bncrp, Inc.            MO        186.11        16.9
10/20/2000    Pending First Bncrp                   NC Century Bncrp, Inc.           NC        313.37        21.7
10/06/2000    Pending DFC Acquisition Corp. Two     MO Cameron Fin Corp              MO            NA        40.9
09/20/2000    Pending Union Planters Corp.          TN Jefferson Svngs Bncrp, Inc.   MO         83.16       146.1
09/20/2000    Pending Glacier Bncrp Inc.            MT WesterFed Fin Corp            MT        222.56        99.7
09/19/2000    Pending Peoples Cmmnty Bncrp Inc.     OH Market Fin Corp               OH          0.00        16.8
09/06/2000    Pending BB&T Corp.                    NC FirstSpartan Fin Corp.        SC         88.60       102.1
08/31/2000 12/08/2000 Fifth Third Bncrp             OH Ottawa Fin Corp               MI        172.30       169.7
08/25/2000    Pending United Bncshrs Inc.           OH Delphos Citizens Bncrp, Inc.  OH          0.00        20.7
08/21/2000    Pending Washington Mutual Inc.        WA Bank United Corp              TX        102.98     1,526.5
08/16/2000    Pending Berkshire Bncrp Inc.          NY GSB Fin Corp                  NY          0.00        41.8
08/08/2000    Pending FNB Corp.                     VA SWVA Bncshrs, Inc.            VA          0.00         8.7
07/26/2000 11/15/2000 Allegiant Bncrp Inc.          MO Equality Bncrp, Inc.          MO         50.77        24.0
07/21/2000 12/31/2000 Seacoast Fin Services         MA Home Port Bncrp, Inc.         MA          0.00        68.5
07/18/2000 11/20/2000 Citco Cmmnty Bkshrs, Inc.     TN Twin City Bncrp, Inc.         TN          0.00        20.2
06/27/2000 12/01/2000 Queens County Bncrp Inc.      NY Haven Bncrp, Inc.             NY        237.06       186.5
06/16/2000 10/13/2000 Old Kent Fin Corp.            MI Home Bncrp                    IN          0.00        39.0
06/08/2000 11/10/2000 Troy Fin Corp.                NY Catskill Fin Corp             NY            NA        89.9
06/05/2000 08/22/2000 Greater Atlantic Financial    VA Dominion SB, FSB              VA         59.16         1.1
06/02/2000 11/09/2000 Northeast PA Fin Corp.        PA Security-PA Fin Corp.         PA         20.14        24.9
05/31/2000 11/10/2000 NewMil Bncrp Inc.             CT Nutmeg FS&LA                  CT         72.84        19.9
05/16/2000 11/13/2000 Patapsco Bncrp Inc.           MD Northfield Bncrp, Inc.        MD          0.00         8.8
05/15/2000 10/31/2000 First United Bncshrs Inc.     AR Texarkana First Fin Corp      AR        238.78        37.5
05/04/2000 08/31/2000 Provident Bnkshrs Corp.       MD Harbor Fed Bncrp, Inc.        MD         84.79        31.2
04/25/2000 10/02/2000 Prudential Plc                   Highland Bncrp, Inc.          CA        287.98       113.5
03/28/2000 10/17/2000 Harris Fin MHC                PA York Fin Corp.                PA        281.45       179.5
03/28/2000 09/01/2000 Union Bnkshrs Co.             ME Mid-Coast Bncrp, Inc.         ME            NA        12.1
03/21/2000 09/26/2000 Lincoln Bncrp                 IN Citizens Bncrp                IN         90.21        17.9
03/15/2000 07/31/2000 Richmond County Fin Corp      NY So Jersey Fin Corp, Inc.      NJ            NA        70.2
02/22/2000 11/02/2000 Mutual SB                     WI First Northern Cptl Corp      WI        505.28       133.4
02/18/2000 07/14/2000 Fidelity Bncrp Inc.           PA Pennwood Bncrp, Inc.          PA        114.68         7.5
02/17/2000 07/19/2000 Sound Fed Bncrp (MHC)         NY Peekskill Fin Corp            NY        115.57        41.6
02/14/2000 07/31/2000 SouthBanc Shares Inc.         SC Heritage Bncrp, Inc.          SC            NA        77.0
01/13/2000 06/20/2000 BancFirst Ohio Corp.          OH Milton Fed Fin Corp           OH        287.59        33.8
12/29/1999 07/07/2000 Niagara Bncrp Inc. (MHC)      NY CNY Fin Corp.                 NY        303.73        87.9
12/28/1999 04/11/2000 National Commerce Bncrp.      TN Piedmont Bncrp, Inc.          NC        107.33        32.1
12/21/1999 06/14/2000 Bank-Kentucky Finl Corp.      KY Fort Thomas Fin Corp          KY         28.49        28.4
12/16/1999 09/14/2000 First Bncrp                   NC First Svngs Bncrp, Inc.       NC        188.01        77.9
12/03/1999 07/15/2000 Midland States Bncrp, Inc.    IL CSB Fin Group, Inc.           IL         88.84        11.9
12/02/1999 06/26/2000 Webster Fin Corp.             CT MECH Financial, Inc.          CT        425.25       206.2
11/17/1999 06/30/2000 East Texas Fin Services       TX Gilmer Fin Services, Inc.     TX        251.55         5.0
10/27/1999 06/16/2000 Exchange National Bncshrs     MO CNS Bncrp, Inc.               MO        253.59        25.6
10/18/1999 04/10/2000 FNB Corp.                     NC Carolina Fincorp, Inc.        NC            NA        29.1

                                                                                      Deal Terms and Pricing at Announcement
                                                                                     ----------------------------------------
                                                                                     Price/
Announce   Complete                                                                   Share            P/B   P/TB   P/E   P/A
    Date       Date   Buyer Short Name              ST Target Name                      ($) Consid.    (%)    (%)   (x)   (%)
---------- ---------- ----------------------------- -- -----------------------------    --- -------    ---    ---   ---   ---
12/15/2000    Pending CKF Bncrp Inc.                KY First Lancaster Bncshrs, Inc.  16.27  Cash   107.18 107.18 28.05 24.16
12/11/2000    Pending FBOP Corp.                    IL PBOC Hldgs, Inc.               10.00  Cash    81.19  89.37  4.56  5.57
12/09/2000    Pending United Cmmnty Finl Corp.      OH Industrial Bncrp, Inc.         20.38  Cash   153.89 153.89 15.21 22.08
12/07/2000    Pending Platte Valley Fncl Service Co NE Tri-County Bncrp, Inc.         12.60  Cash   107.23 107.23 22.11 12.00
11/24/2000    Pending Hudson River Bncrp            NY Cohoes Bncrp Inc.              19.50  Cash   124.84 125.89 25.66 21.74
11/02/2000    Pending PSB Bncrp Inc.                PA Jade Fin Corp.                 13.55  Cash    91.68  91.68 26.06 11.88
10/25/2000    Pending DFC Acquisition Corp. Two     MO Hardin Bncrp, Inc.             21.75  Cash   124.71 124.71 12.08 11.79
10/20/2000    Pending First Bncrp                   NC Century Bncrp, Inc.            19.60  Mixed  121.21 121.21 21.08 21.58
10/06/2000    Pending DFC Acquisition Corp. Two     MO Cameron Fin Corp               20.75  Cash    99.66  99.66 18.69 13.67
09/20/2000    Pending Union Planters Corp.          TN Jefferson Svngs Bncrp, Inc.    14.32  Stock  111.80 131.05 12.34  8.94
09/20/2000    Pending Glacier Bncrp Inc.            MT WesterFed Fin Corp             23.14  Mixed  106.70 133.01 12.51 10.54
09/19/2000    Pending Peoples Cmmnty Bncrp Inc.     OH Market Fin Corp                13.00  Mixed  112.26 112.26 43.33 30.04
09/06/2000    Pending BB&T Corp.                    NC FirstSpartan Fin Corp.         26.88  Stock  144.10 144.10 15.18 17.43
08/31/2000 12/08/2000 Fifth Third Bncrp             OH Ottawa Fin Corp                23.96  Stock  198.04 230.41 16.88 15.65
08/25/2000    Pending United Bncshrs Inc.           OH Delphos Citizens Bncrp, Inc.   13.07  Mixed   80.40  80.40 12.21 15.55
08/21/2000    Pending Washington Mutual Inc.        WA Bank United Corp               42.66  Mixed  167.35 185.06 11.62  8.39
08/16/2000    Pending Berkshire Bncrp Inc.          NY GSB Fin Corp                   20.87  Mixed  140.89 140.89 19.68 22.37
08/08/2000    Pending FNB Corp.                     VA SWVA Bncshrs, Inc.             20.25  Mixed  129.48 129.48 19.85 10.47
07/26/2000 11/15/2000 Allegiant Bncrp Inc.          MO Equality Bncrp, Inc.            9.85  Stock  118.00 118.00 20.11  7.42
07/21/2000 12/31/2000 Seacoast Fin Services         MA Home Port Bncrp, Inc.          37.00  Cash   241.99 241.99 12.89 20.86
07/18/2000 11/20/2000 Citco Cmmnty Bkshrs, Inc.     TN Twin City Bncrp, Inc.          17.15  Cash   139.77 139.77 16.65 16.67
06/27/2000 12/01/2000 Queens County Bncrp Inc.      NY Haven Bncrp, Inc.              19.24  Stock  169.07 171.33 17.49  6.29
06/16/2000 10/13/2000 Old Kent Fin Corp.            MI Home Bncrp                     19.59  Stock  104.11 104.11 12.98  9.67
06/08/2000 11/10/2000 Troy Fin Corp.                NY Catskill Fin Corp              23.00  Cash   153.23 153.23 18.55 25.98
06/05/2000 08/22/2000 Greater Atlantic Financial    VA Dominion SB, FSB                3.13  Cash   116.20 116.20    NM  2.53
06/02/2000 11/09/2000 Northeast PA Fin Corp.        PA Security-PA Fin Corp.          17.50  Cash   122.12 122.12 25.74 18.53
05/31/2000 11/10/2000 NewMil Bncrp Inc.             CT Nutmeg FS&LA                    8.25  Mixed  187.82 187.82 15.08 16.33
05/16/2000 11/13/2000 Patapsco Bncrp Inc.           MD Northfield Bncrp, Inc.         18.50  Mixed  123.43 123.43 30.97 16.19
05/15/2000 10/31/2000 First United Bncshrs Inc.     AR Texarkana First Fin Corp       23.35  Cash   131.12 131.12 10.96 18.16
05/04/2000 08/31/2000 Provident Bnkshrs Corp.       MD Harbor Fed Bncrp, Inc.         17.98  Stock  117.34 117.34 14.62 12.33
04/25/2000 10/02/2000 Prudential Plc                   Highland Bncrp, Inc.           25.45  Cash   224.03 224.03 11.31 17.33
03/28/2000 10/17/2000 Harris Fin MHC                PA York Fin Corp.                 17.25  Stock  158.11 158.11 19.17 11.61
03/28/2000 09/01/2000 Union Bnkshrs Co.             ME Mid-Coast Bncrp, Inc.          15.88  Cash   215.69 215.69 26.91 15.83
03/21/2000 09/26/2000 Lincoln Bncrp                 IN Citizens Bncrp                 18.52  Mixed  120.16 120.16 20.13 29.40
03/15/2000 07/31/2000 Richmond County Fin Corp      NY So Jersey Fin Corp, Inc.       20.00  Cash   115.94 115.94    NM 20.98
02/22/2000 11/02/2000 Mutual SB                     WI First Northern Cptl Corp       15.00  Mixed  168.35 168.35 18.52 16.59
02/18/2000 07/14/2000 Fidelity Bncrp Inc.           PA Pennwood Bncrp, Inc.           13.10  Cash   114.66 114.66 34.59 14.00
02/17/2000 07/19/2000 Sound Fed Bncrp (MHC)         NY Peekskill Fin Corp             22.00  Cash   150.79 150.79 28.95 20.08
02/14/2000 07/31/2000 SouthBanc Shares Inc.         SC Heritage Bncrp, Inc.           17.65  Mixed  104.75 104.75 31.52 24.58
01/13/2000 06/20/2000 BancFirst Ohio Corp.          OH Milton Fed Fin Corp            15.85  Mixed  135.05 135.05 19.81 13.17
12/29/1999 07/07/2000 Niagara Bncrp Inc. (MHC)      NY CNY Fin Corp.                  18.75  Cash   130.03 130.03 27.57 29.67
12/28/1999 04/11/2000 National Commerce Bncrp.      TN Piedmont Bncrp, Inc.           12.52  Stock  162.39 162.39 30.54 22.90
12/21/1999 06/14/2000 Bank-Kentucky Finl Corp.      KY Fort Thomas Fin Corp           18.40  Stock  202.19 202.19 30.67 28.25
12/16/1999 09/14/2000 First Bncrp                   NC First Svngs Bncrp, Inc.        21.20  Stock  115.64 115.64 16.06 24.87
12/03/1999 07/15/2000 Midland States Bncrp, Inc.    IL CSB Fin Group, Inc.            16.00  Cash   115.11 121.77 41.03 24.73
12/02/1999 06/26/2000 Webster Fin Corp.             CT MECH Financial, Inc.           39.52  Stock  214.90 216.43 16.61 18.79
11/17/1999 06/30/2000 East Texas Fin Services       TX Gilmer Fin Services, Inc.      26.10  Cash   122.59 122.59 22.12 12.87
10/27/1999 06/16/2000 Exchange National Bncshrs     MO CNS Bncrp, Inc.                17.80  Mixed  117.26 117.26 34.23 27.50
10/18/1999 04/10/2000 FNB Corp.                     NC Carolina Fincorp, Inc.         15.01  Stock  178.48 178.48 27.80 24.41

                                                                                                     Control Premium
                                                                                     -----------------------------------------
                                                                                     Prems/ Relative to Previous Trading Price
                                                                                            ----------------------------------
Announce   Complete                                                                    Deps   1 Day  1 Month  3 Month  1 Year
    Date       Date   Buyer Short Name              ST Target Name                      (%)     (%)      (%)      (%)     (%)
---------- ---------- ----------------------------- -- -----------------------------    ---     ---      ---      ---     ---
12/15/2000    Pending CKF Bncrp Inc.                KY First Lancaster Bncshrs, Inc.   4.13   32.82    41.48    54.95   35.58
12/11/2000    Pending FBOP Corp.                    IL PBOC Hldgs, Inc.               -1.35    8.84    45.45    25.00   15.94
12/09/2000    Pending United Cmmnty Finl Corp.      OH Industrial Bncrp, Inc.         13.49   38.14    65.48    66.33   27.34
12/07/2000    Pending Platte Valley Fncl Service Co NE Tri-County Bncrp, Inc.          3.21   36.22    47.15    27.59   20.72
11/24/2000    Pending Hudson River Bncrp            NY Cohoes Bncrp Inc.               8.28   14.71    14.71    24.30   72.38
11/02/2000    Pending PSB Bncrp Inc.                PA Jade Fin Corp.                    NM   15.32    14.71    12.92   66.77
10/25/2000    Pending DFC Acquisition Corp. Two     MO Hardin Bncrp, Inc.              5.45    8.75    35.94    42.62   31.82
10/20/2000    Pending First Bncrp                   NC Century Bncrp, Inc.             6.89   37.54    29.59    35.17   50.77
10/06/2000    Pending DFC Acquisition Corp. Two     MO Cameron Fin Corp                0.83   18.57    16.08    26.72   63.55
09/20/2000    Pending Union Planters Corp.          TN Jefferson Svngs Bncrp, Inc.     3.87   26.55    43.16    30.89   21.84
09/20/2000    Pending Glacier Bncrp Inc.            MT WesterFed Fin Corp              5.65   46.95    48.12    65.31   36.14
09/19/2000    Pending Peoples Cmmnty Bncrp Inc.     OH Market Fin Corp                 5.97   36.84    48.57    66.40   33.33
09/06/2000    Pending BB&T Corp.                    NC FirstSpartan Fin Corp.          9.42   31.90    45.27    51.41   23.56
08/31/2000 12/08/2000 Fifth Third Bncrp             OH Ottawa Fin Corp                14.77   16.89    48.61    38.28   16.18
08/25/2000    Pending United Bncshrs Inc.           OH Delphos Citizens Bncrp, Inc.   -8.01   -1.40     7.75    -3.22  -27.42
08/21/2000    Pending Washington Mutual Inc.        WA Bank United Corp               11.65    0.67    15.88    34.09   17.27
08/16/2000    Pending Berkshire Bncrp Inc.          NY GSB Fin Corp                   13.10   29.91    27.43    36.27   48.38
08/08/2000    Pending FNB Corp.                     VA SWVA Bncshrs, Inc.              3.55  149.23   113.16   113.16   51.40
07/26/2000 11/15/2000 Allegiant Bncrp Inc.          MO Equality Bncrp, Inc.            3.13   12.61    29.22    48.72   19.43
07/21/2000 12/31/2000 Seacoast Fin Services         MA Home Port Bncrp, Inc.          22.69   46.17    55.79    64.44   49.49
07/18/2000 11/20/2000 Citco Cmmnty Bkshrs, Inc.     TN Twin City Bncrp, Inc.           8.17   11.09    12.46    59.53   29.43
06/27/2000 12/01/2000 Queens County Bncrp Inc.      NY Haven Bncrp, Inc.               4.53    9.16    12.35    29.34   32.69
06/16/2000 10/13/2000 Old Kent Fin Corp.            MI Home Bncrp                      0.50    3.81    32.84    22.46  -28.75
06/08/2000 11/10/2000 Troy Fin Corp.                NY Catskill Fin Corp              17.09   30.04    55.27   106.74   41.54
06/05/2000 08/22/2000 Greater Atlantic Financial    VA Dominion SB, FSB                0.43   -3.69     2.20   -19.23      NA
06/02/2000 11/09/2000 Northeast PA Fin Corp.        PA Security-PA Fin Corp.           6.23   60.92    59.09    89.19   83.01
05/31/2000 11/10/2000 NewMil Bncrp Inc.             CT Nutmeg FS&LA                   10.08   -1.12     6.45     0.00   10.00
05/16/2000 11/13/2000 Patapsco Bncrp Inc.           MD Northfield Bncrp, Inc.          5.44   23.85    39.62    51.02   72.09
05/15/2000 10/31/2000 First United Bncshrs Inc.     AR Texarkana First Fin Corp        7.63   12.54    45.95    31.56   -4.69
05/04/2000 08/31/2000 Provident Bnkshrs Corp.       MD Harbor Fed Bncrp, Inc.          3.64   26.15    38.28    41.00   14.14
04/25/2000 10/02/2000 Prudential Plc                   Highland Bncrp, Inc.           20.76   47.54    51.94    46.47   35.06
03/28/2000 10/17/2000 Harris Fin MHC                PA York Fin Corp.                  7.79   17.95    56.82    53.33   26.00
03/28/2000 09/01/2000 Union Bnkshrs Co.             ME Mid-Coast Bncrp, Inc.          25.13  164.58   128.83   124.78  126.02
03/21/2000 09/26/2000 Lincoln Bncrp                 IN Citizens Bncrp                 11.22   51.15    51.15    52.71   66.44
03/15/2000 07/31/2000 Richmond County Fin Corp      NY So Jersey Fin Corp, Inc.        5.99   18.52    28.00    42.86   78.77
02/22/2000 11/02/2000 Mutual SB                     WI First Northern Cptl Corp       11.73   66.67    64.38    31.87   30.43
02/18/2000 07/14/2000 Fidelity Bncrp Inc.           PA Pennwood Bncrp, Inc.            2.90   69.03    87.14    87.14   19.09
02/17/2000 07/19/2000 Sound Fed Bncrp (MHC)         NY Peekskill Fin Corp             11.12   83.33    83.33    69.23   57.14
02/14/2000 07/31/2000 SouthBanc Shares Inc.         SC Heritage Bncrp, Inc.           51.66   33.21    23.86     6.97  -18.85
01/13/2000 06/20/2000 BancFirst Ohio Corp.          OH Milton Fed Fin Corp             5.85   37.80    39.31    32.06    9.29
12/29/1999 07/07/2000 Niagara Bncrp Inc. (MHC)      NY CNY Fin Corp.                  11.20   11.52    23.97    30.43   87.50
12/28/1999 04/11/2000 National Commerce Bncrp.      TN Piedmont Bncrp, Inc.           14.12   69.76    51.76    64.20   38.15
12/21/1999 06/14/2000 Bank-Kentucky Finl Corp.      KY Fort Thomas Fin Corp           22.72   26.89    35.04    26.89   36.29
12/16/1999 09/14/2000 First Bncrp                   NC First Svngs Bncrp, Inc.         6.99   14.96     5.32     3.40   -3.65
12/03/1999 07/15/2000 Midland States Bncrp, Inc.    IL CSB Fin Group, Inc.             6.51   42.22    50.59    58.02   62.03
12/02/1999 06/26/2000 Webster Fin Corp.             CT MECH Financial, Inc.           19.37   14.55    23.02     8.27   41.46
11/17/1999 06/30/2000 East Texas Fin Services       TX Gilmer Fin Services, Inc.       3.65   93.33    93.33    93.33   53.53
10/27/1999 06/16/2000 Exchange National Bncshrs     MO CNS Bncrp, Inc.                 6.34   58.22    54.78    65.58   39.61
10/18/1999 04/10/2000 FNB Corp.                     NC Carolina Fincorp, Inc.         14.89   31.96    58.00    59.05   87.63

                             *** CONFIDENTIAL ***                              1

RP Financial, LC.
-----------------
Financial Services Industry Consultants


           Acquisition Pricing of Publicly-Traded Thrifts for Deals
                           Announced 1998 to Present
          Excludes Mergers of Equals, Strategic Merger Transactions
                 and Acquisitions of Mutual Holding Companies

                                                                                                  Target Financials at Announcement
                                                                                            ----------------------------------------
                                                                                               Total  Equity/            NPAs/
Announce      Complete                                                                         Assets Assets  ROAA  ROAE Assets
    Date          Date  Buyer Short Name               ST   Target Name                  ST    ($000)   (%)   (%)   (%)   (%)
    ----    ----------  ----------------               --   -----------                  --    -----    ---   ---   ---    ----
10/01/1999  03/29/2000  People's Cmmnty Bank           OH   Harvest Home Fin Corp        OH   100,253   9.80  0.52  5.09  0.08
09/21/1999  03/01/2000  Peoples Bncrp                  IN   Three Rivers Fin Corp.       MI    97,657  11.52  0.61  4.93  0.86
08/30/1999  02/22/2000  North Fork Bncrp.              NY   Reliance Bncrp, Inc.         NY 2,451,773   7.00  0.81 11.15  0.26
08/30/1999  03/24/2000  Niagara Bncrp Inc. (MHC)       NY   Albion Banc Corp.            NY    78,711   8.26  0.33  3.96  0.29
08/16/1999  03/01/2000  North Fork Bncrp.              NY   JSB Financial, Inc.          NY 1,613,148  22.95  1.85  7.98  0.14
08/16/1999  02/07/2000  Provident Fin Group Inc.       OH   Fidelity Fin-Ohio, Inc.      OH   808,551  12.03  0.20  1.68    NA
08/09/1999  12/01/1999  NewSo Bncrp Inc.               NC   Green Street Fin Corp.       NC   166,433  34.99  1.54  4.38  0.17
08/06/1999  01/06/2000  Camco Fin Corp.                OH   Westwood Hmstd Fin Corp      OH   141,401  16.11  0.97  5.44  0.06
08/05/1999  02/15/2000  Century So Banks Inc.          GA   Haywood Bncshrs, Inc.        NC   149,070  14.61  1.05  7.28  0.68
08/03/1999  01/19/2000  Uwharrie Cptl Corp             NC   Anson Bncrp, Inc.            NC    24,943  38.34  0.68  1.80  0.00
08/03/1999  12/03/1999  Provident Fin Group Inc.       OH   OHSL Fin Corp.               OH   276,757   9.85  0.86  8.57  0.02
07/27/1999  12/20/1999  Camden National Corp.          ME   KSB Bncrp, Inc.              ME   179,333   7.90  1.08 13.49  0.00
07/21/1999  02/10/2000  ESB Fin Corp.                  PA   SHS Bncrp, Inc.              PA    90,439  12.94  0.64  4.95  1.35
07/13/1999  07/03/2000  IndyMac Mortgage Hldgs Inc.    CA   SGV Bncrp, Inc.              CA   464,500   6.89  0.56  8.02  0.74
07/08/1999  11/19/1999  First M & F Corp.              MS   Cmmnty Fed Bncrp, Inc.       MS   305,408  19.16  1.04  5.13  0.35
07/01/1999  11/12/1999  Union Fin Bcshs Inc.           SC   SC Cmmnty Bcshrs, Inc.       SC    45,429  20.00  0.95  4.60  2.79
06/30/1999  10/29/1999  First Busey Corp.              IL   Eagle BancGroup, Inc.        IL   182,947  10.68  0.44  4.05  0.58
05/26/1999  10/15/1999  Local Fin Corp.                OK   Guthrie Svngs, Inc.          OK    46,374  15.88  0.83  5.32  2.62
05/19/1999  12/15/1999  Central BanCo                  MO   Fulton Bncrp, Inc.           MO   117,770  21.58  0.94  4.23  0.92
05/17/1999  10/01/1999  Charter One Financial          OH   St. Paul Bncrp, Inc.         IL 5,980,486   8.30  0.99 11.80    NA
05/17/1999  09/03/1999  Hudson River Bncrp             NY   SFS Bncrp, Inc.              NY   178,167  13.25  1.20  9.74  0.56
05/03/1999  10/12/1999  Citizens Bncshrs Co.           MO   MBLA Fin Corp.               MO   208,076  13.63  0.93  6.82  0.72
04/28/1999  11/19/1999  BB&T Corp.                     NC   First Liberty Fin Corp.      GA 1,588,043   7.85  1.20 15.11  0.74
04/14/1999  10/04/1999  CCB Fin Corp.                  NC   Stone Street Bncrp, Inc.     NC   127,273  22.38  1.37  5.40  0.00
04/13/1999  01/07/2000  Independence Comm. Bank Corp.  NY   Statewide Fin Corp.          NJ   717,517   8.43  0.54  5.65  0.38
03/24/1999  09/15/1999  Independent Bank Corp.         MI   Mutual SB, FSB               MI   564,434   6.40  0.43  7.76  0.09
03/01/1999  08/06/1999  Fifth Third Bncrp              OH   Emerald Fin Corp             OH   668,459   8.20  1.24 14.83  0.26
02/24/1999  07/09/1999  Old Kent Fin Corp.             MI   CFSB Bncrp, Inc.             MI   880,347   7.87  1.39 17.64  0.18
02/17/1999  03/22/2000  Otto Bremer Foundation         MN   Northwest Equity Corp        WI    99,187  12.11  1.07  8.88  0.72
02/04/1999  08/31/1999  NBC Cptl Corp.                 MS   FFBS Bncrp, Inc.             MS   155,731  15.19  1.04  6.80  0.03
02/02/1999  09/30/1999  Mahaska Investment Co.         IA   Midwest Bncshrs, Inc.        IA   160,583   7.36  0.89 12.52  0.54
01/27/1999  07/09/1999  BB&T Corp.                     NC   First Citizens Corp          GA   385,582  10.13  1.38 13.76  1.18
01/25/1999  07/01/1999  BSB Bncrp Inc.                 NY   Skaneateles Bncrp Inc.       NY   271,527   6.91  0.60  8.70  1.58
01/05/1999  06/07/1999  Anchor Bncrp Wisconsin         WI   FCB Fin Corp.                WI   534,928  14.18  1.31  9.03  0.24
12/17/1998  07/19/1999  Sky Fin Group Inc.             OH   Wood Bncrp, Inc.             OH   166,839  13.87  1.51 11.01  0.02
12/16/1998  05/21/1999  Dime Bncrp Inc.                NY   Lakeview Fin Corp.           NJ   593,856   9.53  1.74 17.17  0.56
12/01/1998  05/17/1999  Republic Bncrp Inc.            MI   D & N Fin Corp               MI 1,998,299   5.60  0.85 15.28  0.50
11/18/1998  08/02/1999  Crown Group Inc.               FL   Delaware First Fin Corp      DE   101,057  15.93  0.01  0.07  0.38
11/16/1998  06/30/1999  Temple-Inland, Inc.            TX   HF Bncrp, Inc.               CA 1,059,600   7.92  0.07  0.86    NA
10/28/1998  03/29/1999  Centura Banks Inc.             NC   First Coastal Bnkshrs, Inc.  VA   603,753   7.50  0.65  9.21  0.47
10/21/1998  04/01/1999  Southwest Bncrp.-Texas         TX   Fort Bend Hldg Corp.         TX   318,348   7.15  0.71 10.28  0.27
10/15/1998  03/31/1999  Kearny FSB                     NJ   1st Bergen Bncrp             NJ   300,755  11.60  0.70  5.69  0.96
09/29/1998  03/31/1999  Cptl Bank Corp.                NC   Home SB-Siler City, Inc. SSB NC    58,813  16.70  0.49  2.91  0.08
09/25/1998  05/14/1999  Fifth Third Bncrp              OH   Enterprise Fed Bncrp, Inc.   OH   406,893   9.00  0.76  7.43  0.03
09/22/1998  03/31/1999  United National Bncrp          NJ   Raritan Bncrp, Inc.          NJ   434,606   7.33  0.97 12.83  0.43
09/09/1998  04/30/1999  FBOP Corp.                     IL   Calumet Bncrp, Inc.          IL   491,961  17.74  2.21 12.86  1.21
09/08/1998  06/30/1999  Sovereign Bncrp Inc.           PA   Peoples Bncrp, Inc.          NJ   873,466  39.08  1.35  6.16  0.65
08/26/1998  02/05/1999  Centura Banks Inc.             NC   Scotland Bncrp, Inc.         NC    61,082  24.93  0.96  3.95  0.00
08/17/1998  12/31/1998  MAF Bncrp Inc.                 IL   Westco Bncrp, Inc.           IL   320,295  15.66  1.40  9.03  0.44


                                                             Deal Terms and Pricing at Announcement
                                                 ---------------------------------------------------------------------------------
                                                       Rsrvs/ Deal   Price/                                        Prem/  Relative
                                                                                                                          --------
Announce      Complete                                 NPLs    Value  Share             P/B   P/TB   P/E      P/A    Deps   1 Day
    Date          Date  Buyer Short Name                (%)    ($M)    ($)   Consid.    (%)    (%)    (x)     (%)     (%)     (%)
    ----          ----  ----------------                ---    ----    ---   ------     ---    ---    ---     ---     ---     ---
10/01/1999  03/29/2000  People's Cmmnty Bank          172.15    16.5  18.00  Mixed   160.43  160.43  31.03  16.46   10.64   25.22
09/21/1999  03/01/2000  Peoples Bncrp                  62.50    13.4  18.36  Stock   122.32  122.73  20.63  13.72    3.67   66.91
08/30/1999  02/22/2000  North Fork Bncrp.             144.72   354.4  38.13  Stock   199.06  291.37  16.87  14.45   17.25   12.55
08/30/1999  03/24/2000  Niagara Bncrp Inc. (MHC)      167.08    12.4  15.75  Cash    182.50  182.50  40.38  15.75   10.47   27.27
08/16/1999  03/01/2000  North Fork Bncrp.                 NA   592.6  61.31  Stock   153.86  153.86  13.84  36.80   23.56    4.36
08/16/1999  02/07/2000  Provident Fin Group Inc.          NA   194.5  21.00  Stock   197.00  211.69  42.86  24.06   19.22   70.56
08/09/1999  12/01/1999  NewSo Bncrp Inc.              105.81    60.9  15.25  Cash    101.60  101.60  21.48  36.59    2.86   16.19
08/06/1999  01/06/2000  Camco Fin Corp.               364.37    27.3  12.69  Mixed   120.81  120.81  20.80  19.31    5.85   23.76
08/05/1999  02/15/2000  Century So Banks Inc.          76.37    26.6  21.30  Mixed   122.27  126.11     NM  17.84    5.33   50.80
08/03/1999  01/19/2000  Uwharrie Cptl Corp                NA    10.1  17.30  Cash    105.81  105.81  59.66  40.49    3.84   42.68
08/03/1999  12/03/1999  Provident Fin Group Inc.          NA    57.0  22.50  Stock   209.85  209.85  25.57  20.60   15.65   47.54
07/27/1999  12/20/1999  Camden National Corp.             NA    31.0  22.65  Stock   203.50  224.04  15.51  17.29   14.96   61.79
07/21/1999  02/10/2000  ESB Fin Corp.                  37.87    13.9  17.36  Mixed   114.65  114.65  31.00  15.37    3.36   57.80
07/13/1999  07/03/2000  IndyMac Mortgage Hldgs Inc.    93.07    58.6  25.00  Cash    170.07  171.70  25.25  12.62   11.26   17.65
07/08/1999  11/19/1999  First M & F Corp.              82.05    79.3  18.27  Mixed   133.24  133.24  23.42  25.97   18.07   32.85
07/01/1999  11/12/1999  Union Fin Bcshs Inc.           25.50     9.6  17.50  Mixed   103.80  103.80  23.03  21.13    1.87   22.81
06/30/1999  10/29/1999  First Busey Corp.             283.57    27.1  25.74  Cash    140.66  140.66  30.28  14.81    6.35   17.00
05/26/1999  10/15/1999  Local Fin Corp.                28.75     9.3  22.25  Cash    126.82  126.82  20.80  20.14    5.81   48.33
05/19/1999  12/15/1999  Central BanCo                 127.39    31.6  19.15  Cash    124.59  124.59  29.02  26.83    9.86   12.65
05/17/1999  10/01/1999  Charter One Financial             NA 1,209.8  28.62  Stock   229.66  230.77  38.15  20.23   21.45   16.06
05/17/1999  09/03/1999  Hudson River Bncrp            131.45    31.8  25.10  Cash    128.45  128.45  13.72  17.85    6.00   16.07
05/03/1999  10/12/1999  Citizens Bncshrs Co.           48.39    31.1  24.15  Cash    106.20  106.20  16.54  14.95    2.62   38.99
04/28/1999  11/19/1999  BB&T Corp.                    179.49   488.9  33.25  Stock   366.90  397.87  27.76  29.41   38.29   43.01
04/14/1999  10/04/1999  CCB Fin Corp.                     NA    38.7  21.37  Mixed   126.98  126.98  24.01  30.41   15.86   65.98
04/13/1999  01/07/2000  Independence Comm. Bank Corp. 139.35   107.0  25.32  Mixed   173.75  173.99  29.44  14.91   12.15   19.48
03/24/1999  09/15/1999  Independent Bank Corp.            NA    61.6  14.60  Stock   173.40  173.40  23.93  10.91    6.56   52.68
03/01/1999  08/06/1999  Fifth Third Bncrp             102.24   222.6  19.82  Stock   371.84  375.36  27.53  33.30   35.46   36.68
02/24/1999  07/09/1999  Old Kent Fin Corp.                NM   243.2  28.27  Stock   332.99  332.99  20.49  27.63   31.68   48.09
02/17/1999  03/22/2000  Otto Bremer Foundation         64.99    21.2  24.00  Cash    164.95  164.95  18.32  21.37   15.10   28.00
02/04/1999  08/31/1999  NBC Cptl Corp.                    NA    47.4  29.27  Stock   188.10  188.10  29.27  30.44   23.77    8.40
02/02/1999  09/30/1999  Mahaska Investment Co.        236.18    18.8  16.88  Stock   151.07  151.07  12.88  11.71    7.06   43.62
01/27/1999  07/09/1999  BB&T Corp.                     85.81   126.7  41.47  Stock   297.92  360.62  23.43  32.86   32.32   37.66
01/25/1999  07/01/1999  BSB Bncrp Inc.                 80.43    42.5  27.89  Stock   215.19  219.94  26.56  15.65   11.45   46.78
01/05/1999  06/07/1999  Anchor Bncrp Wisconsin        297.55   175.1  44.15  Stock   223.20  223.20  24.53  32.73   35.13   57.68
12/17/1998  07/19/1999  Sky Fin Group Inc.                NA    59.2  20.57  Stock   239.22  239.22  23.65  35.48   32.89   29.59
12/16/1998  05/21/1999  Dime Bncrp Inc.               160.27   118.7  22.68  Mixed   195.49  291.48   9.95  19.99   18.91    3.08
12/01/1998  05/17/1999  Republic Bncrp Inc.           119.13   293.6  30.15  Stock   246.69  265.13  18.16  14.69   17.92   30.71
11/18/1998  08/02/1999  Crown Group Inc.              162.02    17.9  15.50  Cash    111.35  111.35     NM  17.71    3.12   51.22
11/16/1998  06/30/1999  Temple-Inland, Inc.               NA   122.7  18.50  Mixed   140.90  163.28     NM  11.58    6.68    8.82
10/28/1998  03/29/1999  Centura Banks Inc.                NA   124.9  23.80  Stock   262.11  262.11  28.33  20.69   24.65   27.79
10/21/1998  04/01/1999  Southwest Bncrp.-Texas        199.63    63.2  21.75  Stock   173.72  183.70  23.14  19.85   18.47   14.47
10/15/1998  03/31/1999  Kearny FSB                    111.28    64.7  24.00  Cash    177.91  177.91  28.57  21.51   14.22   33.33
09/29/1998  03/31/1999  Cptl Bank Corp.                   NM    14.7  15.68  Stock   147.37  147.37  58.07  24.99   10.89   33.45
09/25/1998  05/14/1999  Fifth Third Bncrp                 NM   104.0  43.51  Stock   283.92  402.21  34.31  19.05   33.60   50.03
09/22/1998  03/31/1999  United National Bncrp         186.77    97.7  38.24  Stock   284.98  288.42  24.36  22.48   20.00   15.89
09/09/1998  04/30/1999  FBOP Corp.                    159.68   110.5  32.00  Cash    115.36  115.36  11.47  22.46    7.14   18.52
09/08/1998  06/30/1999  Sovereign Bncrp Inc.           75.14   379.4  10.50  Stock   111.70  115.13  44.98  43.44   11.43   26.31
08/26/1998  02/05/1999  Centura Banks Inc.                NA    22.7  11.75  Cash    147.61  147.61  23.50  37.16   18.18   29.65
08/17/1998  12/31/1998  MAF Bncrp Inc.                 63.73    82.6  30.86  Stock   152.94  152.94  17.54  25.79   14.39   14.31

                                                                   Control Premium
                                                                   ------------------------------
                                                                   to Previous Trading Price
                                                                   ------------------------------
Announce      Complete                                             1 Month    3 Month    1 Year
    Date          Date  Buyer Short Name                               (%)        (%)       (%)
    ----          ----  ----------------                           -------     ------    ------
10/01/1999  03/29/2000  People's Cmmnty Bank                         28.57      50.79     39.81
09/21/1999  03/01/2000  Peoples Bncrp                                56.26      44.00     22.40
08/30/1999  02/22/2000  North Fork Bncrp.                            37.70      35.56     52.50
08/30/1999  03/24/2000  Niagara Bncrp Inc. (MHC)                     46.51      70.27     61.54
08/16/1999  03/01/2000  North Fork Bncrp.                            10.48      18.48     19.64
08/16/1999  02/07/2000  Provident Fin Group Inc.                     73.20      75.92     36.59
08/09/1999  12/01/1999  NewSo Bncrp Inc.                             26.42      30.48      6.09
08/06/1999  01/06/2000  Camco Fin Corp.                              22.27      22.27      1.48
08/05/1999  02/15/2000  Century So Banks Inc.                        46.90      53.51      3.90
08/03/1999  01/19/2000  Uwharrie Cptl Corp                           64.76      64.76     42.74
08/03/1999  12/03/1999  Provident Fin Group Inc.                     51.26      50.00     42.86
07/27/1999  12/20/1999  Camden National Corp.                        87.77      70.94     24.11
07/21/1999  02/10/2000  ESB Fin Corp.                                78.03      57.80      8.49
07/13/1999  07/03/2000  IndyMac Mortgage Hldgs Inc.                  31.58     129.89     37.93
07/08/1999  11/19/1999  First M & F Corp.                            40.52      46.14      7.45
07/01/1999  11/12/1999  Union Fin Bcshs Inc.                         25.00      18.64    -18.13
06/30/1999  10/29/1999  First Busey Corp.                            24.05      13.77     34.59
05/26/1999  10/15/1999  Local Fin Corp.                              30.88      17.11        NA
05/19/1999  12/15/1999  Central BanCo                                41.85      25.57    -14.89
05/17/1999  10/01/1999  Charter One Financial                        21.77      35.06     15.91
05/17/1999  09/03/1999  Hudson River Bncrp                           36.60      30.81     11.56
05/03/1999  10/12/1999  Citizens Bncshrs Co.                         30.10      15.69     -8.44
04/28/1999  11/19/1999  BB&T Corp.                                   56.01      66.25     38.54
04/14/1999  10/04/1999  CCB Fin Corp.                                48.66      45.50      4.24
04/13/1999  01/07/2000  Independence Comm. Bank Corp                 46.75      36.84     10.36
03/24/1999  09/15/1999  Independent Bank Corp.                       49.74      64.51     16.80
03/01/1999  08/06/1999  Fifth Third Bncrp                            52.45      84.36     79.15
02/24/1999  07/09/1999  Old Kent Fin Corp.                           35.21      26.29     13.08
02/17/1999  03/22/2000  Otto Bremer Foundation                       10.34      37.14     13.27
02/04/1999  08/31/1999  NBC Cptl Corp.                               15.91      16.79     27.98
02/02/1999  09/30/1999  Mahaska Investment Co.                       36.36      35.00     -1.46
01/27/1999  07/09/1999  BB&T Corp.                                   62.63      56.49     29.60
01/25/1999  07/01/1999  BSB Bncrp Inc.                               95.71     108.51     44.87
01/05/1999  06/07/1999  Anchor Bncrp Wisconsin                       44.75      83.95     43.57
12/17/1998  07/19/1999  Sky Fin Group Inc.                           52.39      46.95     26.99
12/16/1998  05/21/1999  Dime Bncrp Inc.                              14.82      -1.40    -10.19
12/01/1998  05/17/1999  Republic Bncrp Inc.                          56.60      89.14     32.64
11/18/1998  08/02/1999  Crown Group Inc.                             55.00      47.62        NA
11/16/1998  06/30/1999  Temple-Inland, Inc.                          32.14      15.63     18.40
10/28/1998  03/29/1999  Centura Banks Inc.                           70.00      44.24     57.36
10/21/1998  04/01/1999  Southwest Bncrp.-Texas                        3.57       0.58     10.13
10/15/1998  03/31/1999  Kearny FSB                                   39.13      28.00     37.14
09/29/1998  03/31/1999  Cptl Bank Corp.                              30.67      25.44      8.14
09/25/1998  05/14/1999  Fifth Third Bncrp                            51.33      58.93    100.04
09/22/1998  03/31/1999  United National Bncrp                        36.59      35.38     71.88
09/09/1998  04/30/1999  FBOP Corp.                                    5.79      -9.22     10.98
09/08/1998  06/30/1999  Sovereign Bncrp Inc.                         18.31       5.00     33.85
08/26/1998  02/05/1999  Centura Banks Inc.                           28.77      34.29    -37.13
08/17/1998  12/31/1998  MAF Bncrp Inc.                                2.88       3.31     17.58

                              ***Confidential***

RP Financial, LC.
-----------------
Financial Services Industry Consultants

                        Acquisition Pricing of Publicly-Traded Thrifts for Deals Announced 1998 to Present
              Excludes Mergers of Equals, Strategic Merger Transactions and Acquisitions of Mutual Holding Companies

                                                                                                         Target Financials at
                                                                                                   -------------------------------
                                                                                                        Total   Equity/
  Announce     Complete                                                                                Assets    Assets     ROAA
      Date         Date  Buyer Short Name                ST  Target Name                       ST      ($000)       (%)      (%)
      ----         ----  ----------------                --  -----------                       --      ------       ---      ---
08/17/1998   04/13/1999  First Fed Bnkshrs Inc.          IA  Mid-Iowa Fin Corp.                IA     135,040      9.93     1.00
08/13/1998   12/31/1998  First Western Bank              NC  Mitchell Bncrp, Inc.              NC      37,306     39.22     1.23
07/20/1998   03/22/1999  Richmond County Fin Corp        NY  Bayonne Bncshrs, Inc.             NJ     646,058     15.27     0.72
07/20/1998   01/21/1999  Dime Cmmnty Bncshrs Inc.        NY  Financial Bncrp, Inc.             NY     310,368      9.04     0.95
07/09/1998   12/18/1998  First Source Bncrp Inc.         NJ  Pulse Bncrp, Inc.                 NJ     540,008      8.34     1.02
07/02/1998   01/31/1999  Union Planters Corp.            TN  First Mutual Bncrp, Inc.          IL     390,231     14.15     0.39
06/30/1998   01/22/1999  St. Francis Cptl Corp.          WI  Reliance Bncshrs, Inc.            WI      44,174     49.96     1.28
06/15/1998   11/30/1998  Charter One Financial           OH  ALBANK Fin Corp                   NY   4,089,428      8.97     0.96
06/02/1998   12/15/1998  State Fin Services Corp.        WI  Home Bncrp-Elgin, Inc.            IL     368,976     25.93     0.56
05/29/1998   10/16/1998  Valley National Bncrp           NJ  Wayne Bncrp, Inc.                 NJ     272,007     12.70     0.59
05/28/1998   10/29/1998  Republic Security Financial     FL  First Palm Beach Bncrp, Inc.      FL   1,791,370      6.53     0.49
05/26/1998   02/17/1999  Roslyn SB                       NY  TR Fin Corp.                      NY   4,005,695      6.15     0.99
05/18/1998   09/30/1998  First Charter Corp.             NC  HFNC Fin Corp.                    NC     979,554     17.24     1.48
05/07/1998   09/03/1998  Blackhawk Bncrp Inc.            WI  First Fin Bncrp, Inc.             IL      82,117      9.40     0.34
05/07/1998   08/03/1998  Central Bncshrs, Inc.           KY  Pioneer Fin Corp                  KY      71,534     13.01     2.91
04/23/1998   11/16/1998  Ambanc Hldg Co.                 NY  AFSALA Bncrp, Inc.                NY     160,408     12.52     0.78
04/23/1998   11/13/1998  Sterling Fin Corp.              WA  Big Sky Bncrp, Inc.               MT      62,103     12.49     0.90
04/03/1998   10/01/1998  Astoria Fin Corp.               NY  Long Island Bncrp, Inc.           NY   6,072,524      9.18     0.87
03/31/1998   08/14/1998  Hudson United Bncrp             NJ  IBS Fin Corp.                     NJ     728,181     17.74     0.84
03/31/1998   08/21/1998  Hudson United Bncrp             NJ  Dime Fin Corp                     CT     958,503      8.27     1.94
03/17/1998   10/01/1998  Washington Mutual Inc.          WA  Ahmanson & Co (H.F.)              CA  46,678,752      5.13     0.87
03/09/1998   08/14/1998  Commercial Fed Corp.            NE  First Colorado Bncrp, Inc.        CO   1,555,274     13.46     1.31
03/06/1998   08/31/1998  U.S.B. Hldg Co.                 NY  Tappan Zee Financial, Inc.        NY     126,470     17.02     0.82
02/27/1998   06/26/1998  Blue River Bncshrs Inc.         IN  Shelby County Bncrp               IN      97,221      7.70     0.74
02/25/1998   09/30/1998  BB&T Corp.                      NC  Maryland Fed Bncrp, Inc.          MD   1,184,294      8.66     0.83
02/18/1998   10/01/1998  United Bnkshrs Inc.             WV  Fed One Bncrp, Inc.               WV     366,776     11.06     0.92
02/06/1998   06/30/1998  Signal Corp.                    OH  First Shenango Bncrp, Inc.        PA     374,972     12.76     1.15
01/27/1998   11/10/1998  Jackson National Life Ins Co.   MI  First FS&LA-San Bernardino        CA     103,538      4.46     0.11
01/14/1998   06/26/1998  Fifth Third Bncrp               OH  CitFed Bncrp, Inc.                OH   3,294,554      6.27     0.89

                                                             ---------------------------------------------------------------------
                                                             Average:  All Deals                    1,128,234     13.35     0.88
                                                             Median:  All Deals                       296,294     11.85     0.86
                                                             ---------------------------------------------------------------------
                                                             ---------------------------------------------------------------------
                                                             Average:  2000 Deals                     946,516     12.03     0.73
                                                             Median:  2000 Deals                      254,894     10.96     0.79
                                                             ---------------------------------------------------------------------
                                                             ---------------------------------------------------------------------
                                                             Average:  1999 Deals                     514,139     14.23     0.93
                                                             Median:  1999 Deals                      178,167     12.94     0.94
                                                             ---------------------------------------------------------------------
                                                             ---------------------------------------------------------------------
                                                             Average:  1998 Deals                   1,893,570     13.68     0.96
                                                             Median:  1998 Deals                      300,755     12.11     0.90
                                                             ---------------------------------------------------------------------

                                                           Announcement                           Deal Terms and Pricing at
                                                        ------------------------------------------------------------------------
                                                                 NPAs/    Rsrvs/     Deal   Price/
  Announce     Complete                                   ROAE  Assets      NPLs    Value    Share               P/B      P/TB
      Date         Date  Buyer Short Name                  (%)     (%)       (%)     ($M)      ($)  Consid.      (%)       (%)
      ----         ----  ----------------                  ---     ---       ---     ----      ---  -------      ---       ---
08/17/1998   04/13/1999  First Fed Bnkshrs Inc.          10.73    0.14    310.10     28.2    15.00    Cash    194.05    194.30
08/13/1998   12/31/1998  First Western Bank               2.99    1.54     86.58     19.0    20.00    Mixed   127.23    127.23
07/20/1998   03/22/1999  Richmond County Fin Corp         5.82    0.55     91.77    175.1    19.03    Stock   175.40    175.40
07/20/1998   01/21/1999  Dime Cmmnty Bncshrs Inc.        10.47    2.19     59.59     73.6    40.50    Mixed   246.50    247.56
07/09/1998   12/18/1998  First Source Bncrp Inc.         12.41    0.40        NA    106.4    32.00    Stock   221.15    221.15
07/02/1998   01/31/1999  Union Planters Corp.             2.80    0.24    241.43     67.9    18.50    Stock   127.41    164.58
06/30/1998   01/22/1999  St. Francis Cptl Corp.           2.58    0.00        NA     24.6    10.00    Mixed   107.41    107.41
06/15/1998   11/30/1998  Charter One Financial           10.81    0.72    118.45  1,075.8    73.58    Stock   257.80    329.64
06/02/1998   12/15/1998  State Fin Services Corp.         2.14    0.32    121.49    137.0    19.50    Stock   139.78    139.78
05/29/1998   10/16/1998  Valley National Bncrp            4.57    0.90    101.22     74.0    34.38    Stock   200.44    200.44
05/28/1998   10/29/1998  Republic Security Financial      7.61    0.55     87.12    299.1    55.05    Stock   237.88    243.14
05/26/1998   02/17/1999  Roslyn SB                       16.05    0.51     80.17  1,114.1    56.63    Stock   403.07    403.07
05/18/1998   09/30/1998  First Charter Corp.              8.12    0.73    153.22    240.2    13.97    Stock   142.07    142.07
05/07/1998   09/03/1998  Blackhawk Bncrp Inc.             3.64    1.09     60.83     12.7    30.00    Cash    161.46    161.46
05/07/1998   08/03/1998  Central Bncshrs, Inc.           23.59    0.01        NA     20.5    98.50    Cash    220.46    220.46
04/23/1998   11/16/1998  Ambanc Hldg Co.                  6.19    0.30    250.44     30.0    21.00    Stock   144.62    144.62
04/23/1998   11/13/1998  Sterling Fin Corp.               7.59    0.00        NA     12.4    35.47    Stock   148.08    148.08
04/03/1998   10/01/1998  Astoria Fin Corp.                9.59    0.89     73.47  1,765.7    69.36    Stock   299.09    301.83
03/31/1998   08/14/1998  Hudson United Bncrp              4.78    0.11    130.18    238.6    20.73    Stock   187.06    187.06
03/31/1998   08/21/1998  Hudson United Bncrp             24.20    0.29    539.86    210.8    38.25    Stock   249.19    255.85
03/17/1998   10/01/1998  Washington Mutual Inc.          17.14    1.73     58.49  9,907.0    80.36    Stock   390.67    457.63
03/09/1998   08/14/1998  Commercial Fed Corp.             9.92    0.15    223.19    529.4    30.00    Stock   240.96    245.90
03/06/1998   08/31/1998  U.S.B. Hldg Co.                  4.78    1.19     45.98     33.8    22.00    Stock   151.10    151.10
02/27/1998   06/26/1998  Blue River Bncshrs Inc.          9.50    0.59     79.03     10.8    58.00    Cash    136.28    136.28
02/25/1998   09/30/1998  BB&T Corp.                       9.83    0.42    135.21    254.6    37.05    Stock   233.87    236.26
02/18/1998   10/01/1998  United Bnkshrs Inc.              8.18    0.17    241.60     92.2    36.47    Stock   213.40    222.79
02/06/1998   06/30/1998  Signal Corp.                    10.20    1.04    116.66    102.2    47.44    Stock   205.08    205.08
01/27/1998   11/10/1998  Jackson National Life Ins Co.    2.46    1.99    245.63      6.1    18.00    Cash    128.02    131.29
01/14/1998   06/26/1998  Fifth Third Bncrp               13.87    0.40    210.75    725.4    53.94    Stock   338.79    372.74

                                                        ------------------------------------------------------------------------
                                                          7.49    0.52    140.86   220.52    25.44            170.52    177.37
                                                          7.57    0.34    115.57    58.60    20.87            151.07    152.94
                                                        ------------------------------------------------------------------------
                                                        ------------------------------------------------------------------------
                                                          5.92    0.36    123.06    98.65    18.69            135.86    138.54
                                                          6.60    0.22     90.21    38.25    18.51            124.07    127.69
                                                        ------------------------------------------------------------------------
                                                        ------------------------------------------------------------------------
                                                          7.58    0.60    149.50   116.20    23.70            172.14    177.84
                                                          6.80    0.37    117.36    32.10    21.30            160.43    160.43
                                                        ------------------------------------------------------------------------
                                                        ------------------------------------------------------------------------
                                                          8.80    0.59    150.00   433.27    33.28            200.45    212.21
                                                          7.61    0.43    120.31    63.20    22.65            173.40    173.40
                                                        ------------------------------------------------------------------------

                                                               Announcement                             Control Premium
                                                          --------------------------------------------------------------------
                                                                            Prem/         Relative to Previous Trading Price
                                                                                     -----------------------------------------
  Announce     Complete                                      P/E     P/A     Deps      1 Day     1 Month    3 Month    1 Year
      Date         Date  Buyer Short Name                    (x)     (%)      (%)        (%)         (%)        (%)       (%)
      ----         ----  ----------------                    ---     ---      ---        ---         ---        ---       ---
08/17/1998   04/13/1999  First Fed Bnkshrs Inc.            19.48   20.88    24.05      22.45       33.33      23.71     55.84
08/13/1998   12/31/1998  First Western Bank                40.00   50.93    28.50      24.03       21.21      18.52     19.40
07/20/1998   03/22/1999  Richmond County Fin Corp          39.98   27.10    20.39      11.13       19.88      10.32    -43.19
07/20/1998   01/21/1999  Dime Cmmnty Bncshrs Inc.          24.40   23.71    22.22      26.56       47.27      50.00    117.45
07/09/1998   12/18/1998  First Source Bncrp Inc.           18.18   19.70    15.05      12.28       15.32      15.84     58.02
07/02/1998   01/31/1999  Union Planters Corp.              46.25   17.40     8.33       5.71        4.96      -5.73     23.33
06/30/1998   01/22/1999  St. Francis Cptl Corp.            47.62   55.69    15.65      21.21       23.08      11.88     19.40
06/15/1998   11/30/1998  Charter One Financial             23.06   26.31    24.87      42.87       39.15      47.52     88.66
06/02/1998   12/15/1998  State Fin Services Corp.          51.32   37.13    16.84      13.87       11.43       6.12     21.88
05/29/1998   10/16/1998  Valley National Bncrp             35.08   27.21    21.47      11.79       10.89      40.31    103.70
05/28/1998   10/29/1998  Republic Security Financial       30.75   16.70    16.17      50.81       43.44      45.82     85.03
05/26/1998   02/17/1999  Roslyn SB                         27.23   27.81    43.83      46.62       57.86      69.68    168.08
05/18/1998   09/30/1998  First Charter Corp.               18.62   24.52    21.98       2.50        7.42       3.44    -20.20
05/07/1998   09/03/1998  Blackhawk Bncrp Inc.                 NM   15.47     9.19      17.65       21.21      37.93     87.50
05/07/1998   08/03/1998  Central Bncshrs, Inc.             15.18   28.66    21.23     129.07          NA         NA        NA
04/23/1998   11/16/1998  Ambanc Hldg Co.                   22.58   18.70     8.48       1.20        3.70      18.30     63.89
04/23/1998   11/13/1998  Sterling Fin Corp.                20.27   19.97    10.77      28.96       28.96      44.76     75.14
04/03/1998   10/01/1998  Astoria Fin Corp.                 32.11   29.08    35.57       3.33       13.47      38.37    107.04
03/31/1998   08/14/1998  Hudson United Bncrp               38.38   32.77    21.63       3.63       16.77      17.18     40.20
03/31/1998   08/21/1998  Hudson United Bncrp               12.10   21.99    17.43       6.25       22.40      25.41    112.50
03/17/1998   10/01/1998  Washington Mutual Inc.            22.38   21.22    28.95      22.69       35.92      20.95    102.16
03/09/1998   08/14/1998  Commercial Fed Corp.              24.59   34.04    31.60       6.19       17.65      15.94     64.38
03/06/1998   08/31/1998  U.S.B. Hldg Co.                   30.56   26.73    14.19      15.79       15.79      11.39     44.26
02/27/1998   06/26/1998  Blue River Bncshrs Inc.           18.95   11.11     5.33      93.33          NA         NA        NA
02/25/1998   09/30/1998  BB&T Corp.                        25.55   21.50    21.33      16.68       22.97      39.79     97.57
02/18/1998   10/01/1998  United Bnkshrs Inc.               27.42   25.34    23.69       8.87        9.27      45.88    108.40
02/06/1998   06/30/1998  Signal Corp.                      21.18   27.26    22.83      27.34       38.50      39.52    108.51
01/27/1998   11/10/1998  Jackson National Life Ins Co.        NM    5.89     1.81      50.00       82.74      80.00    100.00
01/14/1998   06/26/1998  Fifth Third Bncrp                 28.24   22.02    38.87      42.87       39.64      49.13    148.93

                                                          --------------------------------------------------------------------
                                                           24.55   21.27    14.13      32.31       38.22      40.92     40.00
                                                           23.28   20.60    11.55      26.89       36.59      37.93     34.83
                                                          --------------------------------------------------------------------
                                                          --------------------------------------------------------------------
                                                           19.58   15.96     8.84      34.24       42.82      45.51     34.70
                                                           18.62   16.01     6.23      28.23       42.32      41.81     31.82
                                                          --------------------------------------------------------------------
                                                          --------------------------------------------------------------------
                                                           26.06   22.53    13.73      36.77       43.32      47.63     28.35
                                                           24.89   21.13    11.26      36.68       41.85      45.50     28.79
                                                          --------------------------------------------------------------------
                                                          --------------------------------------------------------------------
                                                           27.69   24.86    19.20      26.20       28.62      29.66     56.97
                                                           24.56   22.02    15.65      26.89       35.04      36.84     37.14
                                                          --------------------------------------------------------------------

                              ***CONFIDENTIAL***                               3

RP Financial, L.C.
Financial Services Industry Consultants

                                                                                               ESSEX BANCORP, INC.
                                                                                DISCOUNTED CASH FLOW ANALYSIS: STAND ALONE BASIS

------------------------------------------------------------------
1.  BASE CASE SCENARIO                                                 Actual                      Projected
    ------------------
Multiples Based On Current Peer Group Pricing Ratios                           ---------------------------------------------------
Year 1 Conforms with FY 2001 Before Privatization                      Dec. 31       Fiscal       Fiscal       Fiscal      Fiscal
------------------------------------------------------------------       2000         2001         2002         2003        2004
                                                                        ------        ----         ----         ----        ----
                                                                        ($000)       ($000)       ($000)       ($000)      ($000)
------------------------------------------------------------------
BALANCE SHEET DATA ($000)
------------------------------------------------------------------
Assets
------
Cash and Due From Banks                                               $  17,783    $  17,326    $  18,192    $  19,102   $  20,057
Investment Securities (Including FHLB Stock)                          $   5,026    $   5,007    $   5,257    $   5,520   $   5,796
Loans Receivable (net) and Loans Held for Sale                        $ 266,950    $ 289,529    $ 311,822    $ 336,144   $ 363,036
Goodwill                                                              $       0    $       0    $       0    $       0   $       0
Other Assets                                                          $  17,963    $  19,064    $  20,017    $  21,018   $  22,069
                                                                      ---------    ---------    ---------    ---------   ---------
    Total Assets                                                      $ 307,722    $ 330,926    $ 355,289    $ 381,785   $ 410,958

Liabilities
-----------
Deposits                                                              $ 242,596    $ 275,128    $ 298,514    $ 323,888   $ 351,418
Borrowings (Excludes Borrowings to Fund Privatization)                $  41,100    $  31,150    $  31,150    $  31,150   $  31,150
Other Liabilities                                                     $   1,888    $   2,213    $   2,320    $   2,299   $   2,475
                                                                      ---------    ---------    ---------    ---------   ---------
    Total Liabilities                                                 $ 285,584    $ 308,491    $ 331,984    $ 357,336   $ 385,043

Stockholders Equity
-------------------
Common Stock (Assumes no exercise of warrants or stock options)       $      11    $      11    $      11    $      11   $      11
Preferred Stock (Assumes dividends continue to accumulate)            $  15,007    $  15,007    $  15,007    $  15,007   $  15,007
Retained Earnings (Accumulated Deficit)                              -$   1,839   -$   1,271   -$     401    $     742   $   2,210
Treasury Stock                                                        $       0    $       0    $       0    $       0   $       0
Additional Paid-In Capital                                            $   8,688    $   8,688    $   8,688    $   8,688   $   8,688
Holding Loss on Securities AFS                                        $       0    $       0    $       0    $       0   $       0
                                                                      ---------    ---------    ---------    ---------   ---------
    Total Stockholders Equity                                         $  21,867    $  22,435    $  23,305    $  24,448   $  25,916
                                                                      ---------    ---------    ---------    ---------   ---------
    Total Liabilities and Stockholders Equity                         $ 307,451    $ 330,926    $ 355,289    $ 381,785   $ 410,958

Tangible Stockholders Equity                                          $  21,867    $  22,435    $  23,305    $  24,448   $  25,916

------------------------------------------------------------------
BALANCE SHEET COMPOSITION (% of Assets)
------------------------------------------------------------------
Assets
------
Cash and Due From Banks                                                    5.78%        5.24%        5.12%        5.00%       4.88%
Investment Securities (Including FHLB Stock)                               1.63%        1.51%        1.48%        1.45%       1.41%
Loans Receivable (net) and Loans Held for Sale                            86.75%       87.49%       87.77%       88.05%      88.34%
Goodwill                                                                   0.00%        0.00%        0.00%        0.00%       0.00%
Other Assets                                                               5.84%        5.76%        5.63%        5.51%       5.37%
                                                                      ---------    ---------    ---------    ---------   ---------
    Total Assets                                                         100.00%      100.00%      100.00%      100.00%     100.00%

Liabilities
-----------
Deposits                                                                  78.84%       83.14%       84.02%       84.84%      85.51%
Borrowings (Excludes Borrowings to Fund Privatization)                    13.36%        9.41%        8.77%        8.16%       7.58%
Other Liabilities                                                          0.61%        0.67%        0.65%        0.60%       0.60%
                                                                      ---------    ---------    ---------    ---------   ---------
    Total Liabilities                                                     92.81%       93.22%       93.44%       93.60%      93.69%

Stockholders Equity
-------------------
Common Stock (Assumes no exercise of warrants or stock options)            0.00%        0.00%        0.00%        0.00%       0.00%
Preferred Stock (Assumes dividends continue to accumulate)                 4.88%        4.53%        4.22%        3.93%       3.65%
Retained Earnings (Accumulated Deficit)                                   -0.60%       -0.38%       -0.11%        0.19%       0.54%
Treasury Stock                                                             0.00%        0.00%        0.00%        0.00%       0.00%
Additional Paid-In Capital                                                 2.82%        2.63%        2.45%        2.28%       2.11%
Holding Loss on Securities AFS                                             0.00%        0.00%        0.00%        0.00%       0.00%
                                                                      ---------    ---------    ---------    ---------   ---------
    Total Stockholders Equity/Assets                                       7.11%        6.78%        6.56%        6.40%       6.31%

    Total Liabilities and Stockholders Equity                             99.91%      100.00%      100.00%      100.00%     100.00%

Tangible Stockholders Equity                                               7.11%        6.78%        6.56%        6.40%       6.31%

------------------------------------------------------------------
OTHER KEY BALANCE SHEET RATIOS (%)
------------------------------------------------------------------
Loans/Deposits                                                           110.04%      105.23%      104.46%      103.78%     103.31%
Interest Earning Assets/Interest Bearing Liabilities                     102.14%      101.82%      101.70%      101.61%     101.65%

------------------------------------------------------------------
1.  BASE CASE SCENARIO
    ------------------
Multiples Based On Current Peer Group Pricing Ratios                          Fiscal
Year 1 Conforms with FY 2001 Before Privatization                              2005        Comments
------------------------------------------------------------------             ----        --------
                                                                              ($000)
------------------------------------------------------------------
BALANCE SHEET DATA ($000)
------------------------------------------------------------------
Assets
------
Cash and Due From Banks                                                     $     21,060
Investment Securities (Including FHLB Stock)                                $      6,086
Loans Receivable (net) and Loans Held for Sale                              $    392,805
Goodwill                                                                    $          0
Other Assets                                                                $     23,173
                                                                            ------------
    Total Assets                                                            $    443,123
                                                                                                     [GRAPH]
Liabilities
-----------
Deposits                                                                    $    381,289
Borrowings (Excludes Borrowings to Fund Privatization)                      $     31,150
Other Liabilities                                                           $      2,909
                                                                            ------------
    Total Liabilities                                                       $    415,347

Stockholders Equity
-------------------
Common Stock (Assumes no exercise of warrants or stock options)             $         11
Preferred Stock (Assumes dividends continue to accumulate)                  $     15,007
Retained Earnings (Accumulated Deficit)                                     $      4,070
Treasury Stock                                                              $          0
Additional Paid-In Capital                                                  $      8,688
Holding Loss on Securities AFS                                              $          0
                                                                            ------------
    Total Stockholders Equity                                               $     27,776             [GRAPH]
                                                                            ------------
    Total Liabilities and Stockholders Equity                               $    443,123

Tangible Stockholders Equity                                                $     27,776

BALANCE SHEET COMPOSITION (% of Assets)
Assets
------
Cash and Due From Banks                                                             4.75%
Investment Securities (Including FHLB Stock)                                        1.37%
Loans Receivable (net) and Loans Held for Sale                                     88.64%
Goodwill                                                                            0.00%
Other Assets                                                                        5.23%
                                                                            ------------
    Total Assets                                                                  100.00%

Liabilities
-----------
Deposits                                                                           86.05%
Borrowings (Excludes Borrowings to Fund Privatization)                              7.03%
Other Liabilities                                                                   0.66%            [GRAPH]
                                                                            ------------
    Total Liabilities                                                              93.73%

Stockholders Equity
-------------------
Common Stock (Assumes no exercise of warrants or stock options)                     0.00%
Preferred Stock (Assumes dividends continue to accumulate)                          3.39%
Retained Earnings (Accumulated Deficit)                                             0.92%
Treasury Stock                                                                      0.00%
Additional Paid-In Capital                                                          1.96%
Holding Loss on Securities AFS                                                      0.00%
                                                                            ------------
    Total Stockholders Equity/Assets                                                6.27%

    Total Liabilities and Stockholders Equity                                     100.00%            [GRAPH]

Tangible Stockholders Equity                                                        6.27%

------------------------------------------------------------------
OTHER KEY BALANCE SHEET RATIOS (%)
------------------------------------------------------------------
Loans/Deposits                                                                    103.02%
Interest Earning Assets/Interest Bearing Liabilities                              101.82%

RP Financial, LC.                                                                             ESSEX BANCORP, INC.
-----------------
Financial Services Industry Consultants                                        DISCOUNTED CASH FLOW ANALYSIS: STAND ALONE BASIS

-----------------------------------------------------
I.  BASE CASE SCENARIO                                                    Actual                        Projected
----------------------                                                                ---------------------------------------------
Multiples Based On Current Peer Group Pricing Ratios                      Dec. 31     Fiscal    Fiscal    Fiscal   Fiscal    Fiscal
Year 1 Conforms with FY 2001 Before Privatization                          2000        2001      2002      2003     2004      2005
-----------------------------------------------------                      ----        ----      ----      ----     ----      ----
                                                                          ($000)      ($000)    ($000)    ($000)   ($000)    ($000)
-----------------------------------------------------
ANNUAL GROWTH RATE (%)
-----------------------------------------------------
Assets
------
Cash and Due From Banks                                                               -2.57%     5.00%     5.00%    5.00%     5.00%
Investment Securities (Including FHLB Stock)                                          -0.38%     5.00%     5.00%    5.00%     5.00%
Loans Receivable (net) and Loans Held for Sale                                         8.46%     7.70%     7.80%    8.00%     8.20%
Other Assets                                                                           6.13%     5.00%     5.00%    5.00%     5.00%
                                                                                     ------    ------   -------   ------     -----
    Total Assets                                                                       7.54%     7.36%     7.46%    7.64%     7.83%

Liabilities
-----------
Deposits                                                                              13.41%     8.50%     8.50%    8.50%     8.50%
Borrowings (Excludes Borrowings to Fund Privatization)                               -24.21%     0.00%     0.00%    0.00%     0.00%
Other Liabilities                                                                     17.23%     4.84%    -0.92%    7.64%    17.54%
                                                                                     ------    ------   -------   ------     -----
    Total Liabilities                                                                  8.02%     7.62%     7.64%    7.75%     7.87%

Stockholders Equity
-------------------
Common Stock (Assumes no exercise of warrants or stock options)                        0.00%     0.00%     0.00%    0.00%     0.00%
Preferred Stock (Assumes dividends continue to accumulate)                             0.00%     0.00%     0.00%    0.00%     0.00%
Retained Earnings (Accumulated Deficit)                                              -30.86%   -68.47%  -285.12%  197.72%    84.19%
Treasury Stock                                                                         0.00%     0.00%     0.00%    0.00%     0.00%
Additional Paid-In Capital                                                             0.00%     0.00%     0.00%    0.00%     0.00%
Holding Loss on Securities AFS                                                         0.00%     0.00%     0.00%    0.00%     0.00%
                                                                                     ------    ------   -------   ------     -----
    Total Stockholders Equity                                                          2.60%     3.88%     4.91%    6.00%     7.18%

    Total Liabilities and Stockholders Equity                                          7.64%     7.36%     7.46%    7.64%     7.83%

-----------------------------------------------------
AVERAGE YIELDS AND COSTS
-----------------------------------------------------
Assets
------
Cash and Due From Banks                                                     4.75%      4.45%     4.45%     4.45%    4.45%     4.45%
Investment Securities (Including FHLB Stock)                                6.75%      7.00%     7.00%     7.00%    7.00%     7.00%
Loans Receivable (net) and Loans Held for Sale (Including Fee Income)       8.25%      8.29%     8.29%     8.29%    8.29%     8.29%
Other Assets                                                                0.00%      0.00%     0.00%     0.00%    0.00%     0.00%
                                                                            ----     ------    ------   -------   ------     -----
    Total Assets                                                            8.05%      8.04%     8.05%     8.06%    8.07%     8.07%

Liabilities
-----------
Deposits                                                                    5.00%      5.27%     5.27%     5.27%    5.27%     5.27%
Borrowings (Excludes Borrowings to Fund Privatization)                      6.85%      7.06%     7.06%     7.06%    7.06%     7.06%
Other Liabilities                                                           0.00%      0.00%     0.00%     0.00%    0.00%     0.00%
                                                                            ----     ------    ------   -------   ------     -----
    Total Liabilities                                                       5.25%      5.48%     5.44%     5.43%    5.42%     5.41%

Other Income Growth Rate                                                              21.00%    10.00%    10.00%   10.00%    10.00%
Operating Expense Growth Rate                                                         18.78%     6.00%     6.00%    6.00%     6.00%

-----------------------------------------------------
I.  BASE CASE SCENARIO
----------------------
Multiples Based On Current Peer Group Pricing Ratios
Year 1 Conforms with FY 2001 Before Privatization                          Comments
-----------------------------------------------------                      --------
-----------------------------------------------------
ANNUAL GROWTH RATE (%)
-----------------------------------------------------
Assets
------
Cash and Due From Banks                                                    Assumes moderate growth resumes in Year 2
Investment Securities (Including FHLB Stock)                               Assumes moderate growth resumes in Year 2
Loans Receivable (net) and Loans Held for Sale                             Assumes slightly lower loan growth beginning in Year 2
Other Assets                                                               Assumes slightly lower other asset growth beginning in
                                                                           Year 2

    Total Assets

Liabilities
-----------
Deposits                                                                   Assumes deposit growth moderates in Year 2
Borrowings (Excludes Borrowings to Fund Privatization)                     No change in FHLB advances, beginning in Year 2
Other Liabilities

    Total Liabilities

Stockholders Equity
-------------------
Common Stock (Assumes no exercise of warrants or stock options)
Preferred Stock (Assumes dividends continue to accumulate)
Retained Earnings (Accumulated Deficit)
Treasury Stock
Additional Paid-In Capital
Holding Loss on Securities AFS

    Total Stockholders Equity

    Total Liabilities and Stockholders Equity

-----------------------------------------------------
AVERAGE YIELDS AND COSTS
-----------------------------------------------------
Assets
------
Cash and Due From Banks                                                    Maintain constant interest rates
Investment Securities (Including FHLB Stock)                               Maintain constant interest rates
Loans Receivable (net) and Loans Held for Sale (Including Fee Income)      Maintain constant interest rates
Other Assets

    Total Assets

Liabilities
-----------
Deposits                                                                   Maintain constant interest rates
Borrowings (Excludes Borrowings to Fund Privatization)                     Maintain constant interest rates
Other Liabilities

    Total Liabilities

Other Income Growth Rate                                                   Other income growth rate moderates in Year 2
Operating Expense Growth Rate                                              Operating expense growth rate moderates in Year 2

RP Financial, LC.                           ESSEX BANCORP,INC.
----------------            DISCOUNTED CASH FLOW ANALYSIS: STAND ALONE BASIS
Financial Services Industry Consultants

-------------------------------------------------------
1. BASE CASE SCENARIO                                          Actual                     Protected
---------------------                                                     -----------------------------------------------
Multiples Based On Current Peer Group Pricing Ratios            Dec. 31      Fiscal       Fiscal       Fiscal      Fiscal
Year 1 Conforms with FY 2001 Before Privatization                 2000        2001         2002         2003        2004
-------------------------------------------------------           ----        ---          ----         ----        ----
                                                                 ($000)      ($000)       ($000)       ($000)      ($000)
-------------------------------------------------------
INCOME STATEMENT ($000)                                      Trailing 12
-------------------------------------------------------
Interest Income                                                Months
                                                              --------
  Cash and Due From Banks                                     $    674    $     781    $     790    $     830   $     871
  Investment Securities (Including FHLB Stock)                $    397    $     351    $     359    $     377   $     396
  Loans Receivable (net) and Loans Held for Sale              $ 21,131    $  23,052    $  24,911    $  26,842   $  28,964
                                                               -------    ---------    ---------    ---------   ---------
    Total Interest Income                                     $ 22,202    $  24,184    $  26,060    $  28,049   $  30,231
Interest Expense
  Deposits                                                    $ 11,400    $  13,629    $  15,101    $  16,385   $  17,777
  Borrowings (Excludes Borrowings to Fund Privatization)      $  3,159    $   2,549    $   2,198    $   2,198   $   2,198
                                                               -------    ---------    ---------    ---------   ---------
    Total Interest Expense                                    $ 14,559    $  16,178    $  17,299    $  18,582   $  19,975
                                                               -------    ---------    ---------    ---------   ---------
    Net Interest Income                                       $  7,643    $   8,007    $   8,762    $   9,467   $  10,256
Provision for Loan Losses (Maintain constant level)          -$    740   -$     325   -$     325   -$     325  -$     325
                                                               -------    ---------    ---------    ---------   ---------
    Net Interest Income After Loan Losses                     $  6,903    $   7,682    $   8,437    $   9,142   $   9,931

Other Income                                                  $  3,115    $   3,769    $   4,146    $   4,561   $   5,017
Operating Expense                                            -$  8,850   -$  10,512   -$  11,143   -$  11,811  -$  12,520
                                                               -------    ---------    ---------    ---------   ---------
    Net Income Before Tax                                     $  1,168    $     939    $   1,440    $   1,891   $   2,428
Income Tax (Maintain constant effective tax rate)             $  2,704   -$     371   -$     570   -$     748  -$     960
                                                               -------    ---------    ---------    ---------   ---------
    Net Income                                                $  3,872    $     568    $     871    $   1,143   $   1,467
Net Increase From Other Activities                                        $       0    $       0    $       0   $       0
                                                                          ---------    ---------    ---------   ---------
    Pro Forma Earnings                                                    $     568    $     871    $   1,143   $   1,467

-------------------------------------------------------
INCOME STATEMENT/AVERAGE ASSETS (%)                           $277,739  FY 1999 assets
-------------------------------------------------------
Interest Income
  Cash and Due From Banks                                         0.23%       0.24%        0.23%        0.23%       0.22%
  Investment Securities (Including FHLB Stock)                    0.14%       0.11%        0.10%        0.10%       0.10%
  Loans Receivable (net) and Loans Held for Sale                  7.22%       7.22%        7.26%        7.28%       7.31%
                                                               -------    --------    ---------    ---------   ---------
    Total Interest Income                                         7.58%       7.57%        7.60%        7.61%       7.63%
Interest Expense
  Deposits                                                        3.89%       4.27%        4.40%        4.45%       4.49%
  Borrowings (Excludes Borrowings to Fund Privatization)          1.08%       0.80%        0.64%        0.60%       0.55%
                                                               -------    --------    ---------    ---------   ---------
    Total Interest Expense                                        4.97%       5.07%        5.04%        5.04%       5.04%
                                                               -------    --------    ---------    ---------   ---------
    Net Interest Income                                           2.61%       2.51%        2.55%        2.57%       2.59%
Provision for Loan Losses (Maintain constant level)              -0.25%      -0.10%       -0.09%       -0.09%      -0.08%
                                                               -------    --------    ---------    ---------   ---------
    Net Interest Income After Loan Losses                         2.36%       2.41%        2.46%        2.48%       2.51%

Other Income                                                      1.06%       1.18%        1.21%        1.24%       1.27%
Operating Expense                                                -3.02%      -3.29%       -3.25%       -3.20%      -3.16%
                                                               -------    --------    ---------    ---------   ---------
    Net Income Before Tax                                         0.40%       0.29%        0.42%        0.51%       0.61%
Income Tax (Maintain constant effective tax rate)                 0.92%      -0.12%       -0.17%       -0.20%      -0.24%
                                                               -------    --------    ---------    ---------   ---------
    Net Income/Average Assets                                     1.32%       0.18%        0.25%        0.31%       0.37%
Net Increase From Other Activities                                            0.00%        0.00%        0.00%       0.00%
                                                                          --------    ---------    ---------   ---------
    Pro Forma Earnings                                                        0.18%        0.25%        0.31%       0.37%

-------------------------------------------------------
OTHER OPERATING STATEMENT RATIOS (%)
-------------------------------------------------------
Efficiency Ratio                                                 82.26%      89.27%       86.33%       84.20%      81.98%
Yield Cost Spread                                                 2.80%       2.56%        2.61%        2.63%       2.65%
Effective Tax Rate                                               35.00%      39.55%       39.55%       39.55%      39.55%

-------------------------------------------------------
1. BASE CASE SCENARIO
Multiples Based On Current Peer Group Pricing Ratios         Fiscal
Year 1 Conforms with FY 2001 Before Privatization             2005          Comments
-------------------------------------------------------       ----          --------
                                                             ($000)

-------------------------------------------------------
INCOME STATEMENT ($000)
-------------------------------------------------------
Interest Income
  Cash and Due From Banks                                   $        915
  Investment Securities (Including FHLB Stock)              $        416
  Loans Receivable (net) and Loans Held for Sale            $     31,311
                                                            ------------
    Total Interest Income                                   $     32,641                 [GRAPH]
Interest Expense
  Deposits                                                  $     19,289
  Borrowings (Excludes Borrowings to Fund Privatization)    $      2,198
                                                            ------------
    Total Interest Expense                                  $     21,486
                                                            ------------
    Net Interest Income                                     $     11,155
Provision for Loan Losses (Maintain constant level)        -$        325
                                                            ------------
    Net Interest Income After Loan Losses                   $     10,830

Other Income                                                $      5,518
Operating Expense                                          -$     13,271                 [GRAPH]
                                                            ------------
    Net Income Before Tax                                   $      3,078
Income Tax (Maintain constant effective tax rate)          -$      1,217
                                                            ------------
    Net Income                                              $      1,860
Net Increase From Other Activities                          $          0
                                                            ------------
    Pro Forma Earnings                                      $      1,860

-------------------------------------------------------
INCOME STATEMENT/AVERAGE ASSETS (%)
-------------------------------------------------------
Interest Income
  Cash and Due From Banks                                          0.21%
  Investment Securities (Including FHLB Stock)                     0.10%
  Loans Receivable (net) and Loans Held for Sale                   7.33%
                                                            ------------
    Total Interest Income                                          7.64%
Interest Expense
  Deposits                                                         4.52%                 [GRAPH]
  Borrowings (Excludes Borrowings to Fund Privatization)           0.51%
                                                            ------------
    Total Interest Expense                                         5.03%
                                                            ------------
    Net Interest Income                                            2.61%
Provision for Loan Losses (Maintain constant level)               -0.08%
                                                            ------------
    Net Interest Income After Loan Losses                          2.54%

Other Income                                                       1.29%
Operating Expense                                                 -3.11%
                                                            ------------
    Net Income Before Tax                                          0.72%
Income Tax (Maintain constant effective tax rate)                 -0.29%
                                                            ------------
    Net Income/Average Assets                                      0.44%
Net Increase From Other Activities                                 0.00%
                                                            ------------
    Pro Forma Earnings                                             0.44%

-------------------------------------------------------
OTHER OPERATING STATEMENT RATIOS (%)
-------------------------------------------------------
Efficiency Ratio                                                  79.59%
Yield Cost Spread                                                  2.67%
Effective Tax Rate                                                39.55%

RP Financial, L.C.
------------------                                                                    ESSEX BANCORP, INC.
Financial Services Industry Consultants                             DISCOUNTED CASH FLOW ANALYSIS: STAND ALONE BASIS

--------------------------------------------------------------
1.  BASE CASE SCENARIO                                               Actual                    Projected
----------------------
Multiples Based On Current Peer Group Pricing Ratios                         -------------------------------------------------
Year 1 Conforms with FY 2001 Before Privatization                    Dec. 31     Fiscal     Fiscal     Fiscal    Fiscal     Fiscal
--------------------------------------------------------------         2000       2001       2002       2003      2004       2005
                                                                      ------      ----       ----       ----      ----       ----
                                                                      ($000)     ($000)     ($000)     ($000)    ($000)     ($000)
--------------------------------------------------------------
COMMON PER SHARE DATA
--------------------------------------------------------------

Shares Outstanding
------------------
Public Shares Issued and Outstanding (000)                           1,060.6    1,060.6    1,060.6    1,060.6    1,060.6    1,060.6
New Treasury Shares (000)                                                0.0        0.0        0.0        0.0        0.0        0.0
Shares From Exercise of Options & Warrants (000)                         0.0        0.0        0.0        0.0        0.0        0.0
                                                                         ---        ---        ---        ---        ---        ---
  Common Shares Issued & Outstanding (000)                           1,060.6    1,060.6    1,060.6    1,060.6    1,060.6    1,060.6

Distribution of Shares
----------------------
Public Shares Issued and Outstanding (%)                              100.00%    100.00%    100.00%    100.00%    100.00%    100.00%
New Treasury Shares (%)                                                 0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Shares From Exercise of Options & Warrants (%)                          0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
                                                                        -----      -----      -----      -----      -----      -----
  Common Shares Issued & Outstanding (%)                              100.00%    100.00%    100.00%    100.00%    100.00%    100.00%

Weighted Avg Shares Outstanding (EPS) (000)                          1,060.6    1,060.6    1,060.6    1,060.6    1,060.6    1,060.6

Stock Price/Share (End of Period) ($)                               $   1.25   $   1.25   $   1.25   $   1.25   $   1.25   $   1.25
------------------------------------


Common Book Value Per Share
---------------------------
Tangible Stockholders Equity ($000)                                 $ 21,867   $ 22,435   $ 23,305   $ 24,448   $ 25,916   $ 27,776
Less:  Preferred Stock (Assumes dividends continue to accumulate)  -$ 15,007  -$ 15,007  -$ 15,007  -$ 15,007  -$ 15,007   $ 15,007
                                                                    --------   --------   --------   --------   --------   --------
Tangible Common Stock (Assumes no exercise of warrants or
  stock                                                             $  6,860   $  7,428   $  8,298   $  9,441   $ 10,909   $ 12,769
Less:  Accumulated Dividends on Preferred ($000)                   -$  9,342  -$ 11,686   $ 14,257   $ 17,075  -$ 20,164   $ 23,551
                                                                    --------   --------   --------   --------   --------   --------
Tangible Common Stock (Assumes no exercise of warrants or
  stock                                                            -$  2,482  -$  4,258   $ 22,555   $ 26,516  -$  9,255   $ 10,782
-----------------------------------------------------------------------------------------------------------------------------------
Tangible Common Book Value Per Share ($)                           -$   2.34  -$   4.01   $  21.27   $  25.00  -$   8.73  -$  10.17
-----------------------------------------------------------------------------------------------------------------------------------

Price/Tangible Common Book Per Share (x)                               -0.53x     -0.31x      0.06x      0.05x     -0.14x     -0.12x



Common Earnings Per Share (Common EPS)
--------------------------------------
Pro Forma Net Income ($000)                                         $  3,872   $    568   $    871   $  1,143   $  1,467   $  1,860
Less:  Preferred Dividends ($000)                                  -$  2,143  -$  2,344  -$  2,571  -$     72   $    199  -$  3,387
                                                                    --------   --------   --------   --------   --------   --------
Pro Forma Common Net Income ($000)                                  $  1,729  -$  1,776  -$  1,700   $  1,071   $  1,667  -$  1,527
-----------------------------------------------------------------------------------------------------------------------------------
Pro Forma Common Net Income Per Share ($)                           $   3.65   -$  1.67  -$   1.60     $ 1.01      $1.57  -$   1.44
-----------------------------------------------------------------------------------------------------------------------------------

Price/Common EPS (x)                                                    0.34x     -0.75x     -0.78x      1.24x      0.80x     -0.87x

Return on Average Common Equity (%)                                  -115.71%     52.71%    -18.58%      4.36%     19.31%     15.24%

Common Dividends Per Share
--------------------------
Payout Ratio (%)                                                        0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Gross Common Dividends Paid ($000)                                        $0         $0         $0         $0         $0   $      0
Common Dividends Per Share ($)                                      $   0.00    $  0.00   $   0.00     $ 0.00      $0.00  -$   0.00
Common Dividend Yield (%)                                               0.00%      0.00%      0.00%      0.00%      0.00%      0.00%
Retained Earnings (Accumulated Deficit) ($000)                      $  3,872    $   568   $    871     $1,143     $1,467  -$  1,860

-----------------------------------------------------------------------------------------------------------------------------------
DISCOUNTED CASH FLOW ANALYSIS SUMMARY
-------------------------------------                            Present       Common Dividends Per Share Paid Each Year
                                                                  Value       ----------------------------------------------------
  Present Value Analysis (15% Discount Rate)                      -----       Year 1    Year 2     Year 3      Year 4     Year 5
  ------------------------------------------                                  ------    ------     ------      ------      -----
  Common Dividends Per Share                                      $0.00        $0.00     $0.00     $0.00       $0.00      $0.00
  Terminal Value                                                  $0.00
--------------------------------------------------------------------------
    Total Present Value                                           $0.00
--------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------

RP Financial, L.C.
Financial Services Industry Consultants

--------------------------------------------------------------
1.  BASE CASE SCENARIO
----------------------
Multiples Based On Current Peer Group Pricing Ratios
Year 1 Conforms with FY 2001 Before Privatization              Comments
-------------------------------------------------------------- --------

--------------------------------------------------------------
COMMON PER SHARE DATA
--------------------------------------------------------------

Shares Outstanding
------------------
Public Shares Issued and Outstanding (000)
New Treasury Shares (000)
Shares From Exercise of Options & Warrants (000)
  Common Shares Issued & Outstanding (000)

Distribution of Shares
----------------------
Public Shares Issued and Outstanding (%)
New Treasury Shares (%)
Shares From Exercise of Options & Warrants (%)
  Common Shares Issued & Outstanding (%)

Weighted Avg Shares Outstanding (EPS) (000)

Stock Price/Share (End of Period) ($)
-------------------------------------
                                                               -----------------------------------
Common Book Value Per Share                                    Terminal Value: Book Value Approach
----------------------------                                   -----------------------------------
Tangible Stockholders Equity ($000)
Less:  Preferred Stock (Assumes dividends continue to
  accumulate)                                                  Peer Group     Essex    Indicated
Tangible Common Stock (Assumes no exercise of warrants or       Multiple     Bancorp     Value     Assumes sale of control in Year 5
  stock                                                         --------     -------     -----
Less:  Accumulated Dividends on Preferred ($000)
Tangible Common Stock (Assumes no exercise of warrants or
  stock
------------------------------------------------------------
Tangible Common Book Value Per Share ($)                         1.53x      -$10.17     $0.00 NOTE:  If negative, then value is zero
------------------------------------------------------------   ------------------------------------

Price/Tangible Common Book Per Share (x)                       P/B Ratio is not meaningful

                                                               ---------------------------------
Common Earnings Per Share (Common EPS)                         Terminal Value: Earnings Approach
--------------------------------------                         ---------------------------------
Pro Forma Net Income ($000)
Less:  Preferred Dividends ($000)                              Peer Group   Essex      Indicated   Assumes sale of control in Year 5
Pro Forma Common Net Income ($000)                              Multiple   Bancorp       Value
                                                                --------   -------       -----
------------------------------------------------------------
Pro Forma Common Net Income Per Share ($)                        23.28x      -$1.44      $0.00 NOTE: If negative, then value is zero
----------------------------------------------------------------------------------------------

Price/Common EPS (x)                                           P/E Ratio is not meaningful

Return on Average Common Equity (%)                                -$3.97 FY 1999 common book value per share

Common Dividends Per Share
--------------------------
Payout Ratio (%)
Gross Common Dividends Paid ($000)
Common Dividends Per Share ($)
Common Dividend Yield (%)
Retained Earnings (Accumulated Deficit) ($000)

                                                                    ----------------------------------------------
--------------------------------------------------------------------      Terminal                 Terminal
                                                                            Value      Assigned      Value
DISCOUNTED CASH FLOW ANALYSIS SUMMARY                                    By Approach    Weight     Conclusion
--------------------------------------                  Terminal         -----------    ------     ----------
  Present Value Analysis (15% Discount Rate)            Value Yr 5          $0.00        33.33%      $ 0.00      Book Value Approach
  ------------------------------------------                                $0.00        66.67%      $ 0.00      Earnings Approach
  Common Dividends Per Share                                                            ------       ------
  Terminal Value                                           $0.00                        100.00%      $ 0.00
---------------------------------------------------------------------------------                    ------
    Total Present Value
---------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------